                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05796
                                   ---------------------------------------------

                                FFTW Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     200 Park Avenue, 46th Floor, New York, NY                10166
--------------------------------------------------------------------------------
     (Address of principal executive offices)               (Zip code)

                                Stephen P. Casper
                    President and Principal Executive Officer
                 200 Park Avenue, 46th Floor, New York, NY 10166
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:
                                Jack Murphy, Esq.
                                     Dechert
                              1775 I Street, N.W.,
                           Washington, D.C. 20006-2401
--------------------------------------------------------------------------------

Registrant's telephone number, including area code:  212-681-3000
                                                    ----------------------------

Date of fiscal year end:  12/31/2004
                         --------------------------

Date of reporting period:  1/1/2004 - 12/31/2004
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

FFTW FUNDS, INC.

ANNUAL REPORT
DECEMBER 31, 2004

200 PARK AVENUE
NEW YORK, NY 10166
TELEPHONE 212.681.3000
FACSIMILE 212.681.3250

FFTW FUNDS, INC.

  PRESIDENT'S LETTER

                                                         February 22, 2005

Dear Shareholder,

     We are pleased to present the Annual Report of FFTW Funds, Inc., for the year ended December 31, 2004.

     The year 2004 was indeed a challenging year, but we remain dedicated to providing superior investment products to our shareholders.

     FFTW is pleased to invite our clients and their consultants to participate in quarterly conference calls with senior portfolio managers to discuss our Funds. These regular calls provide a forum for open discussion on current market developments and outlook and FFTW's portfolio strategy. If you are interested in participating, please call Blair Keller at 212.681.3034 for details.

     We appreciate your participation in FFTW Funds. In our continuing effort to meet your investment needs, we would welcome the opportunity to discuss objectives and results of each of our portfolios with you.

Sincerely,

/s/ Stephen P. Casper
Stephen P. Casper
President and Principal Executive Officer


Must be preceded or accompanied by a Prospectus.

TABLE OF CONTENTS

PORTFOLIO REVIEWS                                                           1

PERFORMANCE                                                                14

SCHEDULES OF INVESTMENTS
                     U.S. Short-Term Portfolio                             22
                     Limited Duration Portfolio                            27
                     Mortgage-Backed Portfolio                             31
                     Worldwide Portfolio                                   40
                     Worldwide Core Portfolio                              52
                     International Portfolio                               62
                     U.S. Inflation-Indexed Porfolio                       68
                     Global Inflation-Indexed Hedged Porfolio              70

STATEMENTS OF ASSETS AND LIABILITIES                                       73

STATEMENTS OF OPERATIONS                                                   76

STATEMENTS OF CHANGES IN NET ASSETS                                        79

FINANCIAL HIGHLIGHTS                                                       84

NOTES TO FINANCIAL STATEMENTS                                              92

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   116

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                                 117

HYPOTHETICAL EXPENSES                                                     118

DIRECTORS AND OFFICERS                                                    121

PORTFOLIO REVIEWS
DECEMBER 31, 2004

FFTW U.S. SHORT-TERM PORTFOLIO
2004 COMMENTARY

The economic statistics released during 2004 were supportive of a strengthening domestic economy. In the labor sector, weekly jobless claims fell during the year, averaging 338,000 by the fourth quarter while the unemployment rate ticked lower, reaching 5.4% during the third quarter and holding steady through the end of the year. Manufacturing remained robust with the ISM survey level peaking at 63 in the beginning of the year and staying well above neutral throughout 2004 (a level of 50 is considered neutral, neither expanding nor contracting). The economy added in excess of 2 million jobs during the year, non-farm payrolls averaged over 150,000 per month. Inflation, which reached decade lows in January 2003, ticked up but remained well contained with core CPI at 2.2%.

Short-term interest rates climbed in response to the improving economy and a shift by the Federal Reserve to a less accommodative monetary policy. Federal funds increased 125 basis points in the second half of the year in consecutive 25 basis point increments. Short-term treasury yields rose in sympathy while longer term treasuries yields declined resulting in a dramatic flattening of the yield curve.

Performance of consumer receivables steadily improved throughout 2004. Consumer credit delinquencies and charge-offs, which had plateaued at the end of 2003, declined during the first three quarters of 2004, and stabilized during the fourth quarter. The rebound in the employment sector helped to contribute to the performance of this sector.

The core strategy of the fund is to maximize return while minimizing the effect of interest rate duration. Floating rate securities outperform fixed rate securities in rising rate environments. The fund is positioned defensively against a sudden rise in interest rates.

The fund returned 1.74% net of fees during 2004. This compares positively with a return of 1.25% for the Merrill Lynch 3-6 Month Treasury Index. This positive performance was the result of exposure to less interest rate risk (duration) in a rising rate environment, coupled with positive security selection.

ATTRIBUTION:

SECTOR ALLOCATION
The asset-backed securities index finished 2004 with positive excess returns relative to comparable-duration U.S. Treasury securities. Stable swap spreads, coupled with tightening sector spreads, contributed to the out-performance of the asset-backed securities sector. The fund's strategy of overweighting non-treasury securities contributed to the fund's performance.

SECURITY SELECTION
Fund performance relative to the all-U.S. Treasury benchmark was positively impacted during 2004 by security selection within the asset-backed securities universe.

DURATION/YIELD CURVE
The fund was short duration relative to the benchmark throughout the year. This short duration position, in a rising rate environment, added to the fund's performance.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

FFTW LIMITED DURATION PORTFOLIO
2004 COMMENTARY

The economic statistics released during 2004 were supportive of a strengthening domestic economy. In the labor sector, weekly jobless claims fell during the year, averaging 338,000 by the fourth quarter while the unemployment rate ticked lower, reaching 5.4% during the third quarter and holding steady through the end of the year. Manufacturing remained robust with the ISM survey level peaking at 63 in the beginning of the year and staying well above neutral throughout 2004 (a level of 50 is considered neutral, neither expanding nor contracting). The economy added in excess of 2 million jobs during the year, non-farm payrolls averaged over 150,000 per month. Inflation, which reached decade lows in January 2003, ticked up but remained well contained with core CPI at 2.2%.

Short-term interest rates climbed in response to the improving economy and a shift by the Federal Reserve to a less accommodative monetary policy. Federal funds increased 125 basis points in the second half of the year in consecutive 25 basis point increments. Short-term treasury yields rose in sympathy while longer term treasuries yields declined resulting in a dramatic flattening of the yield curve.

Performance of consumer receivables steadily improved throughout 2004. Consumer credit delinquencies and charge-offs, which plateaued at the end of 2003, declined during the first three quarters of 2004, and stabilized during the fourth quarter. The rebound in the employment sector helped to contribute to the performance of this sector.

The fund returned 1.65% net of fees during 2004. This compares positively with a return of 0.91% for the Merrill Lynch 1-3 Year Treasury Index. The quarterly performance was positive and was the result of the incremental performance via security and sector selection.

ATTRIBUTION

SECTOR ALLOCATION
The asset-backed securities index finished 2004 with positive excess returns relative to comparable-duration U.S. Treasury securities. Stable swap spreads, coupled with tightening sector spreads, contributed to the out-performance of the asset-backed securities sector. The fund's strategy of overweighting non-treasury securities contributed to the fund's performance.

SECURITY SELECTION
Fund performance relative to the all-U.S. Treasury benchmark was positively impacted during 2004 by security selection within the asset-backed securities universe.

DURATION/YIELD CURVE
The fund was short duration relative to the benchmark throughout the year. This short duration position, in a rising rate environment, added to the fund's performance.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

MORTGAGE-BACKED PORTFOLIO
2004 COMMENTARY

The mortgage sector got off to a good start in 2004, outperforming duration-matched Treasuries substantially in both January and February. Beginning in March, however, performance was mixed, as ten-year Treasury yields dropped as low as 3.67%, reacting to concerns over the outlook for economic recovery and a weaker-than-expected February payrolls report. Refinancing activity reacted almost immediately to the drop in mortgage rates and the Mortgage Bankers Association Refinancing Index rose more than 40%, stopping just short of the 5000 level.

U.S. interest rates moved sharply higher in early April in response to a stronger jobs report and inflation concerns. Interest rates stabilized in the latter part of the quarter as market participants became more secure with projections for a measured pace of tightening in monetary policy by the Federal Reserve. Implied option volatility dropped even more than realized volatility, as investors grew more comfortable with the economic outlook and the Federal Reserve Bank's ability to engineer a soft landing for the economy. As a result, the mortgage sector began to look attractive again, and investors moved back into the sector. Positive excess returns in June wiped out all of the underperformance from earlier in the quarter.

This out-performance continued through the rest of 2004. During the third quarter, most of this excess return was attributed to the extra carry in the sector, as spreads were close to unchanged. Spread tightening picked up in the fourth quarter, however, as the limited amount of supply failed to keep up with investor demand. While smaller than expected non-farm payroll reports released in October and December highlighted investor concern over U.S. economic growth in 2005, and drove yields below 4% at one point, yields recovered quickly and remained largely range-bound during those months. Excess returns in October and November were the highest they had been since June, though returns in December were mixed as intra-month volatility made it more difficult to earn positive returns.

In August, news of a potential change in accounting treatment for available-for-sale portfolios of commercial banks (EITF 03-1) opened up the possibility that mortgage securities could become less attractive holdings for these institutions. Then in September, the Office of Federal Housing Enterprise Oversight ("OFHEO") (the Government Sponsored Enterprise regulator) issued a critical report on Fannie Mae's accounting practices and internal controls, asserting that the Fannie Mae had misapplied accounting standards with regard to mortgage holdings and hedging transactions. In December the SEC announced that it would back up OFHEO's claims. In particular, the SEC requested that Fannie Mae discontinue the use of hedge accounting for derivative transactions and restate at least the last four years of financial statements. Both of these issues had negligible impact during the third quarter, and mortgage spreads widened modestly on the news in December, rebounding quickly as investors gained confidence from a successful preferred stock offering and a new management team.

For the 12-month period ending in December, the portfolio returned 5.33% after expenses. The Lehman Brothers Mortgage-Backed Securities Index returned 4.70% during the same period.

ATTRIBUTION:

SECTOR ALLOCATION
An underweight in mortgage-backed securities early in 2004 had a negative impact on portfolio performance. This was largely offset by strong performance from sector overweights in the second and fourth quarters, however.

SECURITY SELECTION
Security selection was positive across most sectors of the portfolio during 2004. Emphasis was placed on pairing up slower paying interest-only securities with faster paying principal-only securities, which worked well in 2004. Excess cash in the portfolio was actively reinvested in floating rate CMOs, also adding to performance. Within the pass-through holdings, 15-year securities were sold in favor of 30-year securities, which benefited from the drop in volatility during the year.

DURATION/YIELD CURVE
The portfolio was generally neutral in duration and yield curve relative to the benchmark.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

WORLDWIDE PORTFOLIO
2004 COMMENTARY

The yield curve flattened in the U.S. during 2004, as longer-dated Treasuries saw slight decreases in yield. Yields rose in the short end of the curve as the Federal Reserve embarked on its "measured" cycle of overnight rate hikes. Economic data came in mixed during the year. Financial markets lagged the good U.S. economic data during the second quarter, and investors experienced both a relief that growth was expanding at a rapid pace and concerned over the pace of inflation. Weaker than expected economic data in the third quarter resulted in comments made by Greenspan that the economy might not be improving as quickly as originally thought. During the fourth quarter, yields declined in both October and December, while increasing in November.

Yields fell across the board in Europe during 2004. Though Europe saw stronger than expected data during the third quarter, yields continued to fall on the back of movement in the U.S. market. The spread between U.S. and Europe reached a seven-month high in November in reaction to the appreciation of the euro vs. the dollar. The European Central Bank held rates unchanged throughout the year.

In January, the Bank of Japan bought USD 68 billion in U.S. Treasuries to prevent the appreciation of its currency during the first quarter. Though growth became more evident in Asia during the second quarter, with Japan posting better than expected economic data, yields sank during the third quarter among increased worry of an economic slowdown and political instability. Yields fell in Japan during the fourth quarter as concerns over growth were made worse by two consecutive GDP figures that came in surprisingly weaker than expected. Yields fell overall in Japan during the year.

U.S. corporates outperformed during the first quarter of the year as corporations continued to improve profitability and reduce leverage on their balance sheets. Credit markets suffered a jolt when U.S. employment accelerated early in the second quarter with the expectation that the job growth would lead to rapid rate increases by the Federal Reserve Bank and the end of the "carry trade." Less bullish growth data later in the quarter calmed investors, however, as the idea that a "measured" Federal Reserve Bank meant it still might be worth holding onto spread product. Three successive hurricanes in the Southeastern part of the U.S. impacted a broad range of sectors, though demand for U.S. corporates remained strong. Spreads narrowed throughout the fourth quarter in the U.S., producing strong excess return overall, triggered by falling oil prices and an improving stock market.

The European credit market was weighed down by the Parmalat and Adecco scandals during the first half of the year. Despite beginning the third quarter with little volatility, spreads tightened in September as continued demand pushed spreads to tighter levels. Spreads widened again in Europe at the end of the third quarter amid concerns of higher oil prices and lower equity markets. While the credit market tightened marginally in Europe during the first two months of the fourth quarter, the auto sector weighed down the market and reduced excess returns overall.

Price action in the major currencies remained largely range-bound during most of the year as oil prices and U.S. economic sentiment continued to dominate the market. The lack of trend in the major currencies could largely be explained by the mixed bag of U.S. economic data during 2004. During the fourth quarter, the dollar fell against other major currencies, establishing a trend that continued through the end of 2004. This U.S. dollar appreciation was predominantly felt by the euro, which reached a new high by the end of the year vs. the dollar. Asian currencies were affected as well, however, stimulating talk once again for the revaluation of the Chinese yuan and concern over intervention by the Bank of Japan.

The portfolio returned 10.13% net of fees in 2004. This compares positively with a return of 9.27% for the Lehman Brothers Global Aggregate Index (Unhedged).

ATTRIBUTION:

SECTOR ALLOCATION
Underweight positions taken in mortgages at the beginning of 2004 detracted modestly from returns. A small overweight was taken during the first part of the second quarter, contributing to returns. Overweight positions were put on during the fourth quarter and maintained through the end of the year, contributing to returns.

Returns were nearly flat during the first half of the year as the fund was modestly overweight corporates during the first quarter and neutral in the U.S. and underweight Europe during the second. These positions were maintained during the third quarter and detracted from returns. A small underweight position was taken in the U.S., during the fourth quarter, resulting in virtually flat returns for the quarter.

DURATION/YIELD CURVE
Long positions in Europe during the first quarter detracted from returns, but were covered by positive returns in the long Europe vs. Japan position taken later in the quarter. Short U.S. and Japan positions vs. Europe were gradually reduced throughout the second quarter, contributing to returns. The positions in the U.S. and Europe were reduced to neutral and maintained through the third quarter. Overweight positions in the U.K. detracted from returns. A yield curve flattening position in the U.S. contributed to returns during the fourth quarter, while overweight positions in the U.K. and curve flattening positions in Japan detracted from returns.

FOREIGN EXCHANGE
Long U.S. dollar, Australian dollar, and British pound positions detracted from returns during the first quarter. The long dollar vs. euro position was maintained and together with long Swiss franc vs. U.S. dollar and yen vs. euro positions, contributed positively to returns. Short positions in the euro vs. the Swiss franc, U.S. dollar, and yen detracted from returns during the third quarter. Short U.S. dollar vs. euro and yen positions were put on early in the fourth quarter and contributed significantly to returns.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

WORLDWIDE CORE PORTFOLIO
2004 COMMENTARY

The yield curve flattened in the U.S. during 2004, as longer-dated Treasuries saw slight decreases in yield. Yields rose in the short end of the curve as the Federal Reserve embarked on its "measured" cycle of overnight rate hikes. Economic data came in mixed during the year. Financial markets lagged the good U.S. economic data during the second quarter, and investors experienced both a relief that growth was expanding at a rapid pace and concerned over the pace of inflation. Weaker than expected economic data in the third quarter resulted in comments made by Greenspan that the economy might not be improving as quickly as originally thought. During the fourth quarter, yields declined in both October and December, while increasing in November.

Yields fell across the board in Europe during 2004. Though Europe saw stronger than expected data during the third quarter, yields continued to fall on the back of movement in the U.S. market. The spread between U.S. and Europe reached a seven-month high in November in reaction to the appreciation of the euro vs. the dollar. The European Central Bank held rates unchanged throughout the year.

In January, the Bank of Japan bought USD 68 billion in U.S. Treasuries to prevent the appreciation of its currency during the first quarter. Though growth became more evident in Asia during the second quarter, with Japan posting better than expected economic data, yields sank during the third quarter among increased worry of an economic slowdown and political instability. Yields fell in Japan during the fourth quarter as concerns over growth were made worse by two consecutive GDP figures that came in surprisingly weaker than expected. Yields fell overall in Japan during 2004.

U.S. corporates outperformed during the first quarter of the year as corporations continued to improve profitability and reduce leverage on their balance sheets. Credit markets suffered a jolt when U.S. employment accelerated early in the second quarter with the expectation that the job growth would lead to rapid rate increases by the Federal Reserve Bank and the end of the "carry trade." Less bullish growth data later in the quarter calmed investors, however, as the idea that a "measured" Federal Reserve Bank meant it still might be worth holding onto spread product. Three successive hurricanes in the Southeastern part of the U.S. impacted a broad range of sectors, though demand for U.S. corporates remained strong. Spreads narrowed throughout the fourth quarter in the U.S., producing strong excess return overall, triggered by falling oil prices and an improving stock market.

The European credit market was weighed down by the Parmalat and Adecco scandals during the first half of the year. Despite beginning the third quarter with little volatility, spreads tightened in September as continued demand pushed spreads to tighter levels. Spreads widened again in Europe at the end of the third quarter amid concerns of higher oil prices and lower equity markets. While the credit market tightened marginally in Europe during the first two months of the fourth quarter, the auto sector weighed down the market and reduced excess returns overall.

Price action in the major currencies remained largely range-bound during most of the year as oil prices and U.S. economic sentiment continued to dominate the market. The lack of trend in the major currencies could largely be explained by the mixed bag of U.S. economic data during 2004. During the fourth quarter, the dollar fell against other major currencies, establishing a trend that continued through the end of 2004. This U.S. dollar appreciation was predominantly felt by the euro, which reached a new high by the end of the year vs. the dollar. Asian currencies were affected as well, however, stimulating talk once again for the revaluation of the Chinese yuan and concern over intervention by the Bank of Japan.

The portfolio returned 5.49% net of fees during 2004. This compares positively with a return of 4.90% for the Lehman Brothers Global Aggregate Index (Hedged).

ATTRIBUTION:

SECTOR ALLOCATION
Underweight positions taken in mortgages at the beginning of 2004 detracted modestly from returns. A small overweight was taken during the first part of the second quarter, contributing to returns. Overweight positions were put on during the fourth quarter and maintained through the end of 2004, contributing to returns.

Returns were nearly flat during the first half of the year as the fund was modestly overweight corporates during the first quarter and neutral in the U.S. and underweight Europe during the second. These positions were maintained during the third quarter and detracted from returns. A small underweight position was taken in the U.S., during the fourth quarter, resulting in virtually flat returns for the quarter.

DURATION/YIELD CURVE
Long positions in Europe during the first quarter detracted from returns, but were covered by positive returns in the long Europe vs. Japan position taken later in the quarter. Short U.S. and Japan positions vs. Europe were gradually reduced throughout the second quarter, contributing to returns. The positions in the U.S. and Europe were reduced to neutral and maintained through the third quarter. Overweight positions in the U.K. detracted from returns. A yield curve flattening position in the U.S. contributed to returns during the fourth quarter, while overweight positions in the U.K. and curve flattening positions in Japan detracted from returns.

FOREIGN EXCHANGE
Long U.S. dollar, Australian dollar, and British pound positions detracted from returns during the first quarter. The long dollar vs. euro position was maintained and together with long Swiss franc vs. U.S. dollar and yen vs. euro positions, contributed positively to returns. Short positions in the euro vs. the Swiss franc, U.S. dollar, and yen detracted from returns during the third quarter. Short U.S. dollar vs. euro and yen positions were put on early in the fourth quarter and contributed significantly to returns.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

INTERNATIONAL PORTFOLIO
2004 COMMENTARY

Yields fell across the board in Europe during 2004. Though Europe saw stronger than expected data during the third quarter, yields continued to fall on the back of movement in the U.S. market. The spread between U.S. and Europe reached a seven-month high in November in reaction to the appreciation of the euro vs. the dollar. The European Central Bank held rates unchanged throughout 2004.

In January, the Bank of Japan bought USD 68 billion in U.S. Treasuries to prevent the appreciation of its currency during the first quarter. Though growth became more evident in Asia during the second quarter, with Japan posting better than expected economic data, yields sank during the third quarter among increased worry of an economic slowdown and political instability. Yields fell in Japan during the fourth quarter as concerns over growth were made worse by two consecutive GDP figures that came in surprisingly weaker than expected. Yields fell overall in Japan during the year.

The yield curve flattened in the U.S. during 2004, as longer-dated Treasuries saw slight decreases in yield. Yields rose in the short end of the curve as the Federal reserve embarked on its "measured" cycle of overnight rate hikes, which began during the third quarter and continued at each of its meetings throughout the year. Economic data came in mixed during 2004.

The European credit market was weighed down by the Parmalat and Adecco scandals during the first half of 2004. Spreads tightened at the beginning of September as continued demand pushed spreads to tighter levels. Spreads widened again in Europe at the end of the third quarter amid concerns of higher oil prices and lower equity markets. While the credit market tightened marginally in Europe during the first two months of the fourth quarter, the auto sector weighed down the market and reduced excess returns overall.

Intervention by the Bank of Japan during the first quarter was the main driver of foreign exchange markets, though overall currencies were primarily trendless during the first three quarters of 2004. Beginning in the fourth quarter, however, the dollar fell against other major currencies, establishing a trend that continued through the end of 2004. This U.S. dollar appreciation was predominantly felt by the euro, which reached a new high by the end of the year vs. the dollar. Asian currencies were affected as well, however, stimulating talk once again for the revaluation of the Chinese yuan and concern over intervention by the Bank of Japan.

The fund returned 12.17% net of fees during 2004. This compares with a return of 12.55% for the Lehman Brothers Global Aggregate Index (ex-USD).

ATTRIBUTION:

SECTOR ALLOCATION
Returns were nearly flat during the first half of 2004 as the fund was modestly overweight corporates during the first quarter and underweight during the second. This position was maintained during the third quarter and detracted from returns, while a virtually neutral position was taken in the fourth quarter.

SECURITY SELECTION
Attribution from security selection was neutral during the first quarter, as the fund took a modest overweight in telecoms and subordinated insurance paper toward the end of the quarter. This position was maintained over the next two quarters, detracting slightly from returns during the second, but not impacting the fund during the third. Positions were primarily neutral during the fourth quarter as already tight spreads left little room for further tightening.

DURATION/YIELD CURVE
Long positions in Europe during the first quarter detracted from returns, but were covered by positive returns in the long Europe vs. Japan position taken later in the quarter. Short Japan vs. Europe positions were gradually reduced throughout the second quarter, contributing to returns. This position was reduced to neutral and maintained through the third quarter. Overweight positions in the U.K. detracted from returns. Overweight positions in the U.K. and curve flattening positions in Japan detracted from returns during the fourth quarter.

FOREIGN EXCHANGE
Long Australian dollar and British pound positions detracted from returns during the first quarter. A long yen vs. euro position was put on during the second quarter and contributed positively to returns. Short positions in the euro vs. the Swiss franc and yen detracted from returns during the third quarter. Long positions in the euro and yen vs. the U.S. dollar were put on early in the fourth quarter and contributed significantly to returns.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

US INFLATION-INDEXED PORTFOLIO
2004 COMMENTARY

During the first quarter of 2004, real yields in the U.S. fell by as much as 50 basis points, amid uncertainty in data on job creation and the Federal Reserve Bank's restatement of its accommodative stance. Real yields increased during the second quarter, however, as economic data was revised up, non-farm payroll numbers came in strong, and the Consumer Price Index (CPI) moved from 1.30% to 3.30%. This movement in CPI triggered the beginning of a rate hiking cycle by the Federal Reserve Bank, that continued through the end of 2004. Though a hiking-rate cycle is usually negative for the behavior of short-term real yields, 5-year real yields managed to rally during the third quarter. This rally was triggered by a weaker than expected non-farm payroll number in July and tame CPI releases in both July and August.

Beginning in September, a stronger than expected CPI number marked the start of an overall widening of breakevens during the fourth quarter and triggered an initial steepening of the curve as short maturities outperformed longer-maturity inflation-linked securities. Breakeven in short maturities started to narrow towards the end of 2004 as oil prices decreased and the pressure on inflation diminished.

For the 12-month period ending in December, the fund returned 9.71% after expenses. The Lehman Brothers U.S. Treasury Inflation Notes Index returned 8.46% during the same period.

ATTRIBUTION:

DURATION
Yield curve and breakeven positions played an integral role during the first quarter and had a positive impact on performance. Underweight positions taken during the second quarter contributed slightly to returns. Attempts to benefit from small corrections in the rallying market benefited portfolios during the third quarter. Underweight positions in real yields in the U.S. detracted from returns in the fourth quarter.

SECTOR ALLOCATION
During the first quarter, the fund was primarily invested in TIPS with small strategic allocations to bonds. Fund holdings were concentrated in the 2014 maturities during the second quarter, adding overall to returns. In the third quarter, the fund was positioned for a normalization of the curve in the U.S. and this flattening position was maintained into the fourth quarter, contributing to returns during the second half of 2004.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO
2004 COMMENTARY

During the first quarter of 2004, real yields in the U.S. fell by as much as 50 basis points, amid uncertainty in data on job creation and the Federal Reserve Bank's restatement of its accommodative stance. Real yields increased during the second quarter, however, as economic data was revised up, non-farm payroll numbers came in strong, and the Consumer Price Index (CPI) moved from 1.30% to 3.30%. This movement in CPI triggered the beginning of a rate hiking cycle by the Federal Reserve Bank, that continued through the end of 2004. Though a hiking-rate cycle is usually negative for the behavior of short-term real yields, 5-year real yields managed to rally during the third quarter. This rally was triggered by a weaker than expected non-farm payroll number in July and tame CPI releases in both July and August. Beginning in September, a stronger than expected CPI number marked the start of an overall widening of breakevens during the fourth quarter and triggered an initial steepening of the curve as short maturities out-performed longer-maturity inflation-linked securities. Breakeven in short maturities started to narrow towards the end of 2004 as oil prices decreased and the pressure on inflation diminished.

European inflation-linked securities ("Linkers") also performed very well during the first quarter, with real yields falling around 40 basis points. This out-performance continued during the second quarter as inflation-linked securities in this market out-performed the U.S. This was the result of weaker economic data relative to the U.S., with weakness in German manufacturing orders and industrial production giving support to the European market. During the third quarter European Linkers lacked direction, with demand for inflation protection high on one hand and the level of breakeven in Europe already generous by historical standards on the other. During the fourth quarter, European Linkers out-performed U.S. TIPS on the back of disappointing economic data and a sticky inflation level of around 2.0%. Weak economic data during the quarter gave support to the short end of the real yield market, while the long end was supported by indications that the European Central Bank would not raise its key lending rate over the next 6 to 12 months.

As Canada and Sweden embarked on an easing cycle, inflation-linked securities in these countries out-performed both the U.S. and Europe during the first quarter. Continued easing in Canada during the second quarter created a demand for inflation-linked securities when other markets were weakening. Canadian inflation-linked securities under-performed during the third quarter as concerns in August that the Bank of Canada would be more proactive in raising its key lending rates proved justified as rates were raised 25 basis points at its meeting in September. As expectations for further rate hikes diminished during the fourth quarter, the Canadian inflation-linked market posted a solid gain. The market rallied on the decision of the Bank of Canada to change its approach to the market and highlight risks of a strong Canadian dollar to its economy.

After lacking direction early in the second quarter, Swedish inflation-linked securities under-performed in May on the back of better than expected economic data before beginning on a path of out-performance for the next three months. Diminished fears of rate hikes by the Riksbank and weak fundamentals contributed to this out-performance, particularly in longer-maturity inflation-linked securities. However, low inflation carry weighed on the performance of shorter-term securities during these months. Swedish inflation-linked securities performed well again for most of the fourth quarter as the Riksbank failed again to raise rates after under-performing early in the fall.

Linkers in the U.K. under-performed other markets during the first three quarters of 2004 as the Bank of England hinted at its willingness to continue to tighten monetary conditions. The last quarter of 2004 was dominated by a large swing in economic expectations in the U.K., influencing the behavior of the real yield market. Weak economic data during the quarter reduced concerns that the Bank of England would raise rates. Long-term Linkers triggered interest from the pension fund community and short real yields continued to remain attractive.

For the 12-month period ending in December, the fund returned 8.93% after expenses. The Barclay's Global Inflation-Linked Bond Index Hedged returned 8.32% during the same period.

ATTRIBUTION:

DURATION
The first quarter's neutral duration position was changed to an underweight position in the U.S. during the second quarter, contributing to returns. During the third quarter, the fund was positioned for a normalization of the curve in the U.S. This also contributed to returns. During the fourth quarter, underweight real yield positions in the U.S. detracted from returns. Holdings were liquidated in long-maturity U.K. assets and reinvested in the short end of the U.K. real yield curve in the third quarter and this steeping position was maintained during the fourth quarter, contributing as well to returns. Positions taken at the long end of the curve in Europe during the fourth quarter added further to returns.

COUNTRY ALLOCATION
The portfolio disinvested from Canada during the first half of 2004, taking tactical off-benchmark positions in New Zealand and Iceland. The allocation to Iceland was closed towards the end of the second quarter and an allocation to Sweden was started. During the third quarter 5-year euro bonds were sold, with proceeds reinvested in Sweden. This concentration of assets in high real-yield markets contributed to returns for most of the year, though reduced out-performance during the fourth quarter. The fund reinvested in Iceland during the fourth quarter, adding to returns.

FOREIGN EXCHANGE
Short euro vs. U.S. dollar and yen positions detracted from returns during the first quarter but contributed, however, to returns during the second quarter. A long Swiss franc vs. U.S. dollar position also contributed to returns that quarter. During the third quarter, this Swiss franc position and a long Canadian dollar position were held and short euro positions were taken again vs. the yen. These positions detracted overall from returns. Short dollar positions vs. the euro, yen, and Swiss franc contributed to returns during the fourth quarter as the dollar weakened considerably.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

PERFORMANCE
DECEMBER 31, 2004

U.S. SHORT-TERM PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high-quality fixed income securities with an average U.S. dollar-weighted duration of less than one year. U.S. Short-Term is not a money market fund and its shares are not guaranteed by the U.S. Government.

[CHART]

    COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN U.S. SHORT-TERM PORTFOLIO AND THE MERRILL LYNCH 3-6 MONTH TREASURY INDEX

                                                                   MERRILL LYNCH
                                                 U.S. SHORT-TERM     3-6 MONTH
                                                    PORTFOLIO      TREASURY INDEX
12/31/1994                                         $    100,000     $    100,000
 1/31/1995                                         $    100,500     $    100,612
 2/28/1995                                         $    101,069     $    101,206
 3/31/1995                                         $    101,570     $    101,760
 4/30/1995                                         $    101,951     $    102,302
 5/31/1995                                         $    102,451     $    102,875
 6/30/1995                                         $    102,941     $    103,433
 7/31/1995                                         $    103,332     $    103,925
 8/31/1995                                         $    103,823     $    104,477
 9/30/1995                                         $    104,309     $    104,948
10/31/1995                                         $    104,797     $    105,466
11/30/1995                                         $    105,277     $    105,972
12/31/1995                                         $    105,695     $    106,548
 1/31/1996                                         $    106,187     $    107,067
 2/29/1996                                         $    106,566     $    107,458
 3/31/1996                                         $    106,984     $    107,869
 4/30/1996                                         $    107,481     $    108,356
 5/31/1996                                         $    107,884     $    108,828
 6/30/1996                                         $    108,254     $    109,315
 7/31/1996                                         $    108,770     $    109,797
 8/31/1996                                         $    109,289     $    110,319
 9/30/1996                                         $    109,803     $    110,874
10/31/1996                                         $    110,332     $    111,400
11/30/1996                                         $    110,959     $    111,928
12/31/1996                                         $    111,475     $    112,411
 1/31/1997                                         $    112,006     $    112,913
 2/28/1997                                         $    112,422     $    113,357
 3/31/1997                                         $    112,845     $    113,832
 4/30/1997                                         $    113,377     $    114,428
 5/31/1997                                         $    113,937     $    115,058
 6/30/1997                                         $    114,389     $    115,551
 7/31/1997                                         $    115,071     $    116,085
 8/31/1997                                         $    115,516     $    116,614
 9/30/1997                                         $    115,941     $    117,226
10/31/1997                                         $    116,151     $    117,730
11/30/1997                                         $    116,468     $    118,247
12/31/1997                                         $    117,149     $    118,815
 1/31/1998                                         $    117,841     $    119,411
 2/28/1998                                         $    118,268     $    119,859
 3/31/1998                                         $    118,835     $    120,437
 4/30/1998                                         $    119,395     $    121,017
 5/31/1998                                         $    119,960     $    121,579
 6/30/1998                                         $    120,398     $    122,140
 7/31/1998                                         $    120,969     $    122,680
 8/31/1998                                         $    121,917     $    123,261
 9/30/1998                                         $    122,591     $    123,995
10/31/1998                                         $    123,006     $    124,503
11/30/1998                                         $    123,281     $    124,938
12/31/1998                                         $    123,701     $    125,424
 1/31/1999                                         $    124,250     $    125,924
 2/28/1999                                         $    124,373     $    126,309
 3/31/1999                                         $    125,041     $    126,882
 4/30/1999                                         $    125,317     $    127,354
 5/31/1999                                         $    125,596     $    127,855
 6/30/1999                                         $    125,866     $    128,341
 7/31/1999                                         $    126,293     $    128,861
 8/31/1999                                         $    126,599     $    129,394
 9/30/1999                                         $    127,304     $    130,014
10/31/1999                                         $    127,899     $    130,563
11/30/1999                                         $    128,488     $    131,058
12/31/1999                                         $    128,966     $    131,612
 1/31/2000                                         $    129,481     $    132,183
 2/29/2000                                         $    130,047     $    132,799
 3/31/2000                                         $    130,656     $    133,439
 4/30/2000                                         $    131,529     $    134,116
 5/31/2000                                         $    132,078     $    134,914
 6/30/2000                                         $    132,882     $    135,607
 7/31/2000                                         $    133,725     $    136,268
 8/31/2000                                         $    134,561     $    136,982
 9/30/2000                                         $    135,250     $    137,691
10/31/2000                                         $    136,137     $    138,384
11/30/2000                                         $    136,837     $    139,164
12/31/2000                                         $    137,982     $    140,059
 1/31/2001                                         $    138,883     $    141,114
 2/28/2001                                         $    139,694     $    141,681
 3/31/2001                                         $    140,256     $    142,421
 4/30/2001                                         $    140,876     $    143,047
 5/31/2001                                         $    141,465     $    143,667
 6/30/2001                                         $    141,884     $    144,053
 7/31/2001                                         $    142,748     $    144,575
 8/31/2001                                         $    143,197     $    145,014
 9/30/2001                                         $    143,851     $    145,861
10/31/2001                                         $    144,201     $    146,312
11/30/2001                                         $    144,405     $    146,613
12/31/2001                                         $    144,588     $    146,839
 1/31/2002                                         $    144,738     $    147,061
 2/28/2002                                         $    144,946     $    147,299
 3/31/2002                                         $    145,302     $    147,487
 4/30/2002                                         $    145,516     $    147,790
 5/31/2002                                         $    145,696     $    148,028
 6/30/2002                                         $    146,016     $    148,308
 7/31/2002                                         $    146,363     $    148,509
 8/31/2002                                         $    146,527     $    148,704
 9/30/2002                                         $    146,491     $    149,026
10/31/2002                                         $    146,681     $    149,220
11/30/2002                                         $    145,886     $    149,446
12/31/2002                                         $    145,955     $    149,625
 1/31/2003                                         $    146,173     $    149,767
 2/28/2003                                         $    146,219     $    149,897
 3/31/2003                                         $    146,282     $    150,110
 4/30/2003                                         $    146,453     $    150,241
 5/31/2003                                         $    146,583     $    150,387
 6/30/2003                                         $    146,750     $    150,612
 7/31/2003                                         $    147,046     $    150,713
 8/31/2003                                         $    147,345     $    150,826
 9/30/2003                                         $    147,507     $    151,003
10/31/2003                                         $    147,689     $    151,093
11/30/2003                                         $    148,015     $    151,244
12/31/2003                                         $    148,126     $    151,406
 1/31/2004                                         $    148,452     $    151,538
 2/29/2004                                         $    148,713     $    151,683
 3/31/2004                                         $    148,896     $    151,812
 4/30/2004                                         $    149,036     $    151,896
 5/31/2004                                         $    149,050     $    152,034
 6/30/2004                                         $    149,229     $    152,095
 7/31/2004                                         $    149,455     $    152,305
 8/31/2004                                         $    149,664     $    152,510
 9/30/2004                                         $    150,041     $    152,635
10/31/2004                                         $    150,244     $    152,831
11/30/2004                                         $    150,465     $    153,029
12/31/2004                                         $    150,696     $    153,294

           (Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2004:

                                                         ONE YEAR       FIVE YEARS      TEN YEARS
     U.S. SHORT-TERM PORTFOLIO*                            1.74%           3.16%           4.18%
     Merrill Lynch 3-6 Month Treasury Index                1.25%           3.09%           4.36%

 *  Commenced operations on December 6, 1989.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Merrill Lynch 3-6 Month Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Bills with maturities ranging from approximately 91 to 182 days. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. government that are backed by its full faith and credit; their principal and interest payments are guaranteed, while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

LIMITED DURATION PORTFOLIO seeks to maintain a level of total return as may be consistent with the preservation of capital by investing primarily in high-quality debt securities with an average U.S. dollar-weighted duration of less than three years and by using interest rate hedging as a stabilizing technique.

[CHART]

     COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN LIMITED DURATION PORTFOLIO AND THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX

                                                                    MERRILL LYNCH
                                                 LIMITED DURATION      1-3 YEAR
                                                    PORTFOLIO       TREASURY INDEX
12/31/1994                                         $    100,000     $    100,000
 1/31/1995                                         $    101,351     $    101,390
 2/28/1995                                         $    102,940     $    102,779
 3/31/1995                                         $    103,533     $    103,355
 4/30/1995                                         $    104,263     $    104,274
 5/31/1995                                         $    106,087     $    106,099
 6/30/1995                                         $    107,018     $    106,672
 7/31/1995                                         $    107,359     $    107,110
 8/31/1995                                         $    107,897     $    107,752
 9/30/1995                                         $    108,410     $    108,280
10/31/1995                                         $    109,379     $    109,190
11/30/1995                                         $    110,301     $    110,151
12/31/1995                                         $    111,247     $    110,999
 1/31/1996                                         $    112,167     $    111,942
 2/29/1996                                         $    112,044     $    111,472
 3/31/1996                                         $    111,837     $    111,372
 4/30/1996                                         $    112,102     $    111,461
 5/31/1996                                         $    112,276     $    111,695
 6/30/1996                                         $    113,015     $    112,497
 7/31/1996                                         $    113,437     $    112,936
 8/31/1996                                         $    113,775     $    113,320
 9/30/1996                                         $    114,655     $    114,351
10/31/1996                                         $    116,053     $    115,643
11/30/1996                                         $    117,101     $    116,533
12/31/1996                                         $    117,120     $    116,533
 1/31/1997                                         $    117,703     $    117,080
 2/28/1997                                         $    118,164     $    117,349
 3/31/1997                                         $    118,197     $    117,303
 4/30/1997                                         $    118,937     $    118,262
 5/31/1997                                         $    119,933     $    119,068
 6/30/1997                                         $    120,944     $    119,889
 7/31/1997                                         $    122,590     $    121,206
 8/31/1997                                         $    122,654     $    121,318
 9/30/1997                                         $    123,681     $    122,239
10/31/1997                                         $    124,531     $    123,147
11/30/1997                                         $    124,740     $    123,446
12/31/1997                                         $    125,560     $    124,289
 1/31/1998                                         $    126,913     $    125,496
 2/28/1998                                         $    126,829     $    125,604
 3/31/1998                                         $    127,285     $    126,115
 4/30/1998                                         $    127,890     $    126,705
 5/31/1998                                         $    128,628     $    127,381
 6/30/1998                                         $    129,355     $    128,043
 7/31/1998                                         $    129,832     $    128,642
 8/31/1998                                         $    131,484     $    130,259
 9/30/1998                                         $    133,243     $    131,985
10/31/1998                                         $    133,580     $    132,634
11/30/1998                                         $    133,643     $    132,518
12/31/1998                                         $    134,082     $    132,986
 1/31/1999                                         $    135,088     $    133,513
 2/28/1999                                         $    134,459     $    132,858
 3/31/1999                                         $    135,349     $    133,782
 4/30/1999                                         $    135,843     $    134,212
 5/31/1999                                         $    135,502     $    134,127
 6/30/1999                                         $    135,416     $    134,542
 7/31/1999                                         $    135,638     $    134,969
 8/31/1999                                         $    135,730     $    135,359
 9/30/1999                                         $    136,788     $    136,239
10/31/1999                                         $    137,285     $    136,607
11/30/1999                                         $    137,527     $    136,866
12/31/1999                                         $    137,939     $    137,058
 1/31/2000                                         $    138,082     $    137,003
 2/29/2000                                         $    138,922     $    137,921
 3/31/2000                                         $    139,789     $    138,776
 4/30/2000                                         $    140,382     $    139,137
 5/31/2000                                         $    140,984     $    139,707
 6/30/2000                                         $    142,462     $    141,157
 7/31/2000                                         $    143,215     $    142,049
 8/31/2000                                         $    144,405     $    143,099
 9/30/2000                                         $    145,598     $    144,127
10/31/2000                                         $    146,204     $    144,901
11/30/2000                                         $    147,723     $    146,271
12/31/2000                                         $    149,695     $    148,016
 1/31/2001                                         $    151,212     $    149,862
 2/28/2001                                         $    152,518     $    150,836
 3/31/2001                                         $    153,382     $    152,094
 4/30/2001                                         $    153,766     $    152,500
 5/31/2001                                         $    154,613     $    153,360
 6/30/2001                                         $    155,307     $    153,882
 7/31/2001                                         $    157,072     $    155,608
 8/31/2001                                         $    158,381     $    156,505
 9/30/2001                                         $    160,162     $    159,081
10/31/2001                                         $    161,615     $    160,584
11/30/2001                                         $    161,000     $    160,253
12/31/2001                                         $    160,861     $    160,309
 1/31/2002                                         $    161,409     $    160,635
 2/28/2002                                         $    162,387     $    161,411
 3/31/2002                                         $    161,504     $    160,321
 4/30/2002                                         $    163,413     $    162,112
 5/31/2002                                         $    164,154     $    162,764
 6/30/2002                                         $    165,364     $    164,129
 7/31/2002                                         $    167,164     $    166,135
 8/31/2002                                         $    168,025     $    166,705
 9/30/2002                                         $    169,349     $    168,082
10/31/2002                                         $    169,660     $    168,463
11/30/2002                                         $    168,732     $    167,958
12/31/2002                                         $    170,210     $    169,537
 1/31/2003                                         $    169,984     $    169,515
 2/28/2003                                         $    170,852     $    170,222
 3/31/2003                                         $    171,597     $    170,531
 4/30/2003                                         $    172,160     $    170,850
 5/31/2003                                         $    173,233     $    171,491
 6/30/2003                                         $    173,358     $    171,753
 7/31/2003                                         $    171,658     $    170,819
 8/31/2003                                         $    172,129     $    170,933
 9/30/2003                                         $    173,884     $    172,486
10/31/2003                                         $    173,357     $    171,846
11/30/2003                                         $    173,470     $    171,754
12/31/2003                                         $    174,448     $    172,751
 1/31/2004                                         $    174,805     $    173,103
 2/29/2004                                         $    176,025     $    173,931
 3/31/2004                                         $    176,622     $    174,475
 4/30/2004                                         $    175,360     $    172,793
 5/31/2004                                         $    175,161     $    172,632
 6/30/2004                                         $    175,166     $    172,619
 7/31/2004                                         $    175,902     $    173,243
 8/31/2004                                         $    177,035     $    174,442
 9/30/2004                                         $    177,038     $    174,289
10/31/2004                                         $    177,712     $    174,820
11/30/2004                                         $    176,961     $    173,955
12/31/2004                                         $    177,333     $    174,319

           (Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2004:

                                                         ONE YEAR       FIVE YEARS      TEN YEARS
     LIMITED DURATION PORTFOLIO*                           1.65%           5.15%           5.89%
     Merrill Lynch 1-3 Year Treasury Index                 0.91%           4.92%           5.71%

 *  Commenced operations on July 26, 1993.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. government that are backed by its full faith and credit; their principal and interest payments are guaranteed, while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

MORTGAGE-BACKED PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in mortgage-related securities, maintaining an average U.S. dollar-weighted duration in the range of two to six years.

[CHART]

     COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN
       MORTGAGE-BACKED PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE-BACKED
                                SECURITIES INDEX

                                                                   LEHMAN BROTHERS
                                                 MORTGAGE-BACKED   MORTGAGE-BACKED
                                                    PORTFOLIO      SECURITIES INDEX
 4/29/1996                                         $    100,000     $    100,000
 4/30/1996                                         $     99,817     $     99,660
 5/31/1996                                         $     99,757     $     99,371
 6/30/1996                                         $    101,127     $    100,742
 7/31/1996                                         $    101,590     $    101,115
 8/31/1996                                         $    101,710     $    101,115
 9/30/1996                                         $    103,620     $    102,804
10/31/1996                                         $    105,386     $    104,819
11/30/1996                                         $    107,112     $    106,318
12/31/1996                                         $    106,539     $    105,765
 1/31/1997                                         $    107,085     $    106,547
 2/28/1997                                         $    108,196     $    106,899
 3/31/1997                                         $    107,319     $    105,894
 4/30/1997                                         $    109,133     $    107,578
 5/31/1997                                         $    109,714     $    108,632
 6/30/1997                                         $    111,580     $    109,903
 7/31/1997                                         $    113,320     $    111,969
 8/31/1997                                         $    113,596     $    111,701
 9/30/1997                                         $    114,846     $    113,119
10/31/1997                                         $    115,930     $    114,375
11/30/1997                                         $    116,305     $    114,752
12/31/1997                                         $    117,400     $    115,796
 1/31/1998                                         $    118,543     $    116,943
 2/28/1998                                         $    118,871     $    117,188
 3/31/1998                                         $    119,396     $    117,681
 4/30/1998                                         $    120,243     $    118,351
 5/31/1998                                         $    121,179     $    119,133
 6/30/1998                                         $    121,656     $    119,704
 7/31/1998                                         $    122,385     $    120,315
 8/31/1998                                         $    123,965     $    121,410
 9/30/1998                                         $    125,786     $    122,879
10/31/1998                                         $    124,981     $    122,719
11/30/1998                                         $    125,516     $    123,333
12/31/1998                                         $    126,116     $    123,863
 1/31/1999                                         $    127,189     $    124,742
 2/28/1999                                         $    126,118     $    124,243
 3/31/1999                                         $    127,961     $    125,076
 4/30/1999                                         $    128,060     $    125,651
 5/31/1999                                         $    127,101     $    124,948
 6/30/1999                                         $    126,549     $    124,510
 7/31/1999                                         $    125,520     $    123,664
 8/31/1999                                         $    125,255     $    123,664
 9/30/1999                                         $    127,269     $    125,667
10/31/1999                                         $    128,119     $    126,396
11/30/1999                                         $    128,376     $    126,459
12/31/1999                                         $    127,638     $    126,155
 1/31/2000                                         $    127,011     $    125,058
 2/29/2000                                         $    128,264     $    126,509
 3/31/2000                                         $    130,276     $    127,888
 4/30/2000                                         $    130,476     $    127,977
 5/31/2000                                         $    130,114     $    128,041
 6/30/2000                                         $    133,149     $    130,781
 7/31/2000                                         $    133,703     $    131,618
 8/31/2000                                         $    135,959     $    133,619
 9/30/2000                                         $    137,484     $    135,008
10/31/2000                                         $    138,282     $    135,980
11/30/2000                                         $    140,491     $    138,020
12/31/2000                                         $    142,442     $    140,242
 1/31/2001                                         $    144,055     $    142,430
 2/28/2001                                         $    144,534     $    143,242
 3/31/2001                                         $    145,285     $    144,073
 4/30/2001                                         $    145,404     $    144,274
 5/31/2001                                         $    145,907     $    145,227
 6/30/2001                                         $    146,419     $    145,532
 7/31/2001                                         $    148,977     $    148,122
 8/31/2001                                         $    150,242     $    149,425
 9/30/2001                                         $    152,264     $    151,667
10/31/2001                                         $    153,810     $    153,760
11/30/2001                                         $    152,364     $    152,345
12/31/2001                                         $    151,606     $    151,766
 1/31/2002                                         $    153,164     $    153,178
 2/28/2002                                         $    154,515     $    154,924
 3/31/2002                                         $    153,245     $    153,282
 4/30/2002                                         $    155,873     $    156,179
 5/31/2002                                         $    156,834     $    157,319
 6/30/2002                                         $    158,050     $    158,609
 7/31/2002                                         $    160,127     $    160,417
 8/31/2002                                         $    161,437     $    161,684
 9/30/2002                                         $    162,737     $    162,832
10/31/2002                                         $    162,861     $    163,451
11/30/2002                                         $    163,156     $    163,337
12/31/2002                                         $    164,758     $    165,035
 1/31/2003                                         $    165,810     $    165,438
 2/28/2003                                         $    167,021     $    166,547
 3/31/2003                                         $    166,911     $    166,561
 4/30/2003                                         $    167,674     $    167,257
 5/31/2003                                         $    167,362     $    167,395
 6/30/2003                                         $    167,763     $    167,669
 7/31/2003                                         $    165,287     $    164,528
 8/31/2003                                         $    166,887     $    165,698
 9/30/2003                                         $    169,064     $    168,522
10/31/2003                                         $    169,036     $    167,938
11/30/2003                                         $    169,566     $    168,288
12/31/2003                                         $    171,077     $    170,097
 1/31/2004                                         $    172,237     $    171,162
 2/29/2004                                         $    173,668     $    172,605
 3/31/2004                                         $    174,424     $    173,361
 4/30/2004                                         $    172,184     $    170,275
 5/31/2004                                         $    171,578     $    169,902
 6/30/2004                                         $    173,303     $    171,405
 7/31/2004                                         $    174,693     $    172,941
 8/31/2004                                         $    177,150     $    175,608
 9/30/2004                                         $    177,460     $    175,875
10/31/2004                                         $    179,131     $    177,292
11/30/2004                                         $    178,954     $    176,849
12/31/2004                                         $    180,195     $    178,094

           (Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2004:

                                                                                           SINCE
                                                         ONE YEAR       FIVE YEARS       INCEPTION
     MORTGAGE-BACKED PORTFOLIO*                            5.33%           7.13%           7.02%
     Lehman Brothers Mortgage-Backed
       Securities Index                                    4.70%           7.13%           6.87%

 *  Mortgage-Backed Portfolio commenced operations on April 29, 1996.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Mortgage-Backed Securities Index tracks the performance of the mortgage-backed pass-through securities of GNMA, FNMA and FHLMC. One cannot invest directly in an index.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

WORLDWIDE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

[CHART]

    COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN WORLDWIDE PORTFOLIO AND THE LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (UNHEDGED)

                                                                  LEHMAN BROTHERS
                                                     WORLDWIDE    GLOBAL AGGREGATE
                                                     PORTFOLIO    INDEX (UNHEDGED)
12/31/1994                                         $    100,000     $    100,000
 1/31/1995                                         $    100,632     $    102,090
 2/28/1995                                         $    101,904     $    104,612
 3/31/1995                                         $    103,515     $    108,106
 4/30/1995                                         $    104,795     $    109,792
 5/31/1995                                         $    107,726     $    113,174
 6/30/1995                                         $    107,731     $    113,955
 7/31/1995                                         $    108,184     $    114,479
 8/31/1995                                         $    105,703     $    113,082
 9/30/1995                                         $    107,821     $    115,185
10/31/1995                                         $    109,132     $    116,568
11/30/1995                                         $    110,342     $    117,955
12/31/1995                                         $    112,582     $    119,653
 1/31/1996                                         $    112,134     $    119,199
 2/29/1996                                         $    111,607     $    118,114
 3/31/1996                                         $    110,793     $    117,748
 4/30/1996                                         $    111,674     $    117,206
 5/31/1996                                         $    111,404     $    117,312
 6/30/1996                                         $    111,677     $    118,696
 7/31/1996                                         $    113,607     $    120,239
 8/31/1996                                         $    113,782     $    120,480
 9/30/1996                                         $    114,927     $    121,793
10/31/1996                                         $    117,999     $    124,460
11/30/1996                                         $    120,479     $    126,402
12/31/1996                                         $    119,073     $    125,529
 1/31/1997                                         $    116,612     $    123,508
 2/28/1997                                         $    116,308     $    122,928
 3/31/1997                                         $    115,419     $    121,772
 4/30/1997                                         $    114,552     $    122,040
 5/31/1997                                         $    116,978     $    124,200
 6/30/1997                                         $    118,508     $    125,542
 7/31/1997                                         $    118,798     $    126,119
 8/31/1997                                         $    118,698     $    125,829
 9/30/1997                                         $    121,515     $    128,384
10/31/1997                                         $    124,087     $    130,720
11/30/1997                                         $    122,540     $    130,014
12/31/1997                                         $    122,566     $    130,274
 1/31/1998                                         $    123,495     $    131,512
 2/28/1998                                         $    124,253     $    132,235
 3/31/1998                                         $    123,204     $    131,891
 4/30/1998                                         $    125,168     $    133,527
 5/31/1998                                         $    126,095     $    134,461
 6/30/1998                                         $    126,598     $    134,717
 7/31/1998                                         $    127,253     $    135,512
 8/31/1998                                         $    131,254     $    138,358
 9/30/1998                                         $    137,807     $    144,916
10/31/1998                                         $    140,474     $    146,771
11/30/1998                                         $    138,912     $    145,890
12/31/1998                                         $    141,659     $    148,151
 1/31/1999                                         $    141,471     $    147,559
 2/28/1999                                         $    136,280     $    143,176
 3/31/1999                                         $    136,380     $    143,362
 4/30/1999                                         $    136,606     $    143,219
 5/31/1999                                         $    134,032     $    141,128
 6/30/1999                                         $    131,590     $    139,082
 7/31/1999                                         $    134,335     $    141,223
 8/31/1999                                         $    133,685     $    140,997
 9/30/1999                                         $    135,617     $    142,732
10/31/1999                                         $    135,558     $    142,518
11/30/1999                                         $    134,210     $    140,964
12/31/1999                                         $    134,042     $    140,485
 1/31/2000                                         $    131,088     $    138,083
 2/29/2000                                         $    130,328     $    137,820
 3/31/2000                                         $    133,879     $    140,577
 4/30/2000                                         $    130,458     $    137,147
 5/31/2000                                         $    131,531     $    137,778
 6/30/2000                                         $    133,771     $    141,277
 7/31/2000                                         $    132,578     $    139,864
 8/31/2000                                         $    132,141     $    139,249
 9/30/2000                                         $    132,461     $    139,639
10/31/2000                                         $    131,409     $    138,508
11/30/2000                                         $    133,894     $    140,890
12/31/2000                                         $    138,409     $    144,948
 1/31/2001                                         $    138,740     $    145,643
 2/28/2001                                         $    138,945     $    145,876
 3/31/2001                                         $    136,558     $    142,886
 4/30/2001                                         $    136,340     $    142,714
 5/31/2001                                         $    136,120     $    142,986
 6/30/2001                                         $    135,252     $    141,985
 7/31/2001                                         $    138,353     $    145,236
 8/31/2001                                         $    142,275     $    149,608
 9/30/2001                                         $    142,826     $    150,775
10/31/2001                                         $    144,516     $    152,132
11/30/2001                                         $    143,269     $    150,367
12/31/2001                                         $    140,345     $    147,224
 1/31/2002                                         $    139,191     $    145,899
 2/28/2002                                         $    139,453     $    146,877
 3/31/2002                                         $    138,606     $    146,010
 4/30/2002                                         $    142,386     $    150,332
 5/31/2002                                         $    145,978     $    153,700
 6/30/2002                                         $    150,703     $    159,048
 7/31/2002                                         $    151,336     $    160,480
 8/31/2002                                         $    153,599     $    163,096
 9/30/2002                                         $    155,162     $    164,890
10/31/2002                                         $    154,303     $    164,428
11/30/2002                                         $    154,811     $    164,855
12/31/2002                                         $    161,359     $    171,532
 1/31/2003                                         $    163,305     $    173,460
 2/28/2003                                         $    166,048     $    175,703
 3/31/2003                                         $    166,041     $    176,142
 4/30/2003                                         $    168,039     $    178,401
 5/31/2003                                         $    174,618     $    184,742
 6/30/2003                                         $    172,574     $    182,739
 7/31/2003                                         $    166,778     $    177,415
 8/31/2003                                         $    166,421     $    177,009
 9/30/2003                                         $    174,214     $    185,516
10/31/2003                                         $    173,497     $    184,481
11/30/2003                                         $    175,476     $    186,885
12/31/2003                                         $    181,813     $    192,991
 1/31/2004                                         $    182,404     $    193,711
 2/29/2004                                         $    182,585     $    194,708
 3/31/2004                                         $    184,496     $    196,866
 4/30/2004                                         $    178,265     $    189,668
 5/31/2004                                         $    179,304     $    190,598
 6/30/2004                                         $    180,465     $    191,154
 7/31/2004                                         $    180,416     $    191,114
 8/31/2004                                         $    183,825     $    195,297
 9/30/2004                                         $    185,814     $    197,606
10/31/2004                                         $    190,758     $    202,338
11/30/2004                                         $    197,021     $    207,700
12/31/2004                                         $    200,235     $    210,882

           (Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2004:

                                                        ONE YEAR        FIVE YEARS      TEN YEARS
     WORLDWIDE PORTFOLIO*                                 10.13%           8.35%           7.18%
     Lehman Brothers Global Aggregate
       Index (Hedged)                                      9.27%           8.45%           7.74%

 *  Commenced operations on April 15, 1992.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

WORLDWIDE CORE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

[CHART]

    COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN WORLDWIDE CORE PORTFOLIO AND THE LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (HEDGED)

                                                                    LEHMAN BROTHERS
                                                  WORLDWIDE CORE    GLOBAL AGGREGATE
                                                    PORTFOLIO        INDEX (HEDGED)
12/31/1994                                         $    100,000     $    100,000
 1/31/1995                                         $    100,840     $    101,558
 2/28/1995                                         $    101,190     $    103,479
 3/31/1995                                         $    101,593     $    104,728
 4/30/1995                                         $    101,963     $    106,296
 5/31/1995                                         $    102,352     $    110,049
 6/30/1995                                         $    103,104     $    110,401
 7/31/1995                                         $    102,830     $    110,852
 8/31/1995                                         $    104,042     $    111,977
 9/30/1995                                         $    105,056     $    113,361
10/31/1995                                         $    106,631     $    114,743
11/30/1995                                         $    109,098     $    116,756
12/31/1995                                         $    110,992     $    118,158
 1/31/1996                                         $    112,833     $    119,211
 2/29/1996                                         $    111,243     $    117,470
 3/31/1996                                         $    110,901     $    117,444
 4/30/1996                                         $    112,589     $    117,657
 5/31/1996                                         $    112,733     $    117,882
 6/30/1996                                         $    113,147     $    119,213
 7/31/1996                                         $    113,697     $    119,758
 8/31/1996                                         $    114,457     $    120,309
 9/30/1996                                         $    117,055     $    122,616
10/31/1996                                         $    120,100     $    125,027
11/30/1996                                         $    122,728     $    127,293
12/31/1996                                         $    122,129     $    126,711
 1/31/1997                                         $    123,707     $    127,605
 2/28/1997                                         $    124,687     $    128,124
 3/31/1997                                         $    123,487     $    127,105
 4/30/1997                                         $    125,052     $    128,735
 5/31/1997                                         $    125,393     $    129,723
 6/30/1997                                         $    127,448     $    131,536
 7/31/1997                                         $    130,792     $    134,398
 8/31/1997                                         $    130,459     $    133,852
 9/30/1997                                         $    133,578     $    135,980
10/31/1997                                         $    134,977     $    137,480
11/30/1997                                         $    135,897     $    138,265
12/31/1997                                         $    137,512     $    139,750
 1/31/1998                                         $    139,202     $    141,544
 2/28/1998                                         $    139,374     $    142,030
 3/31/1998                                         $    139,982     $    142,850
 4/30/1998                                         $    140,815     $    143,569
 5/31/1998                                         $    142,917     $    145,191
 6/30/1998                                         $    144,011     $    146,156
 7/31/1998                                         $    145,129     $    146,891
 8/31/1998                                         $    149,025     $    149,420
 9/30/1998                                         $    152,157     $    152,981
10/31/1998                                         $    151,738     $    152,430
11/30/1998                                         $    152,931     $    153,616
12/31/1998                                         $    153,367     $    153,749
 1/31/1999                                         $    155,449     $    155,652
 2/28/1999                                         $    152,554     $    153,702
 3/31/1999                                         $    153,552     $    154,917
 4/30/1999                                         $    155,235     $    156,101
 5/31/1999                                         $    153,996     $    155,203
 6/30/1999                                         $    152,208     $    153,776
 7/31/1999                                         $    151,688     $    153,139
 8/31/1999                                         $    151,317     $    153,251
 9/30/1999                                         $    152,241     $    154,171
10/31/1999                                         $    152,728     $    154,578
11/30/1999                                         $    153,082     $    155,127
12/31/1999                                         $    153,070     $    154,959
 1/31/2000                                         $    153,037     $    154,680
 2/29/2000                                         $    154,124     $    156,149
 3/31/2000                                         $    156,414     $    158,226
 4/30/2000                                         $    156,235     $    158,368
 5/31/2000                                         $    156,835     $    158,780
 6/30/2000                                         $    158,614     $    160,749
 7/31/2000                                         $    159,978     $    162,003
 8/31/2000                                         $    161,198     $    163,185
 9/30/2000                                         $    162,723     $    164,507
10/31/2000                                         $    163,949     $    165,741
11/30/2000                                         $    166,407     $    168,526
12/31/2000                                         $    169,581     $    170,952
 1/31/2001                                         $    171,963     $    173,294
 2/28/2001                                         $    173,500     $    174,819
 3/31/2001                                         $    175,056     $    175,973
 4/30/2001                                         $    174,216     $    175,128
 5/31/2001                                         $    174,807     $    176,179
 6/30/2001                                         $    175,732     $    177,060
 7/31/2001                                         $    178,575     $    179,681
 8/31/2001                                         $    179,655     $    181,352
 9/30/2001                                         $    180,245     $    182,802
10/31/2001                                         $    184,133     $    186,129
11/30/2001                                         $    182,690     $    184,566
12/31/2001                                         $    181,352     $    183,329
 1/31/2002                                         $    182,454     $    184,191
 2/28/2002                                         $    183,010     $    185,167
 3/31/2002                                         $    181,102     $    183,204
 4/30/2002                                         $    183,118     $    185,678
 5/31/2002                                         $    184,649     $    186,550
 6/30/2002                                         $    186,637     $    188,491
 7/31/2002                                         $    186,892     $    190,470
 8/31/2002                                         $    189,502     $    193,193
 9/30/2002                                         $    191,963     $    195,782
10/31/2002                                         $    190,339     $    195,273
11/30/2002                                         $    191,216     $    195,508
12/31/2002                                         $    194,705     $    198,812
 1/31/2003                                         $    195,765     $    199,726
 2/28/2003                                         $    198,317     $    201,728
 3/31/2003                                         $    197,509     $    201,555
 4/30/2003                                         $    198,756     $    202,650
 5/31/2003                                         $    202,662     $    206,146
 6/30/2003                                         $    201,852     $    205,482
 7/31/2003                                         $    197,049     $    201,243
 8/31/2003                                         $    197,279     $    201,150
 9/30/2003                                         $    200,509     $    204,695
10/31/2003                                         $    199,356     $    202,767
11/30/2003                                         $    199,241     $    203,055
12/31/2003                                         $    201,922     $    204,994
 1/31/2004                                         $    202,859     $    206,189
 2/29/2004                                         $    203,752     $    208,261
 3/31/2004                                         $    204,744     $    209,307
 4/30/2004                                         $    202,350     $    206,094
 5/31/2004                                         $    201,804     $    205,527
 6/30/2004                                         $    202,873     $    205,893
 7/31/2004                                         $    204,010     $    207,310
 8/31/2004                                         $    206,555     $    210,623
 9/30/2004                                         $    207,295     $    211,518
10/31/2004                                         $    209,464     $    213,079
11/30/2004                                         $    211,244     $    213,522
12/31/2004                                         $    213,002     $    215,029

           (Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2004:

                                                         ONE YEAR       FIVE YEARS      TEN YEARS
     WORLDWIDE CORE PORTFOLIO*                             5.49%           6.82%           7.85%
     Lehman Brothers Global Aggregate
       Index (Hedged)                                      4.90%           6.76%           7.95%

 *  Commenced operations on May 19, 1992.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

INTERNATIONAL PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

[CHART]

    COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN
       INTERNATIONAL PORTFOLIO AND LEHMAN BROTHERS GLOBAL AGGREGATE INDEX
                               (EX-USD) (UNHEDGED)

                                                                    LEHMAN BROTHERS
                                                  INTERNATIONAL  GLOBAL AGGREGATE INDEX
                                                   PORTFOLIO       (EX-USD) (UNHEDGED)
  5/9/1996                                         $    100,000     $    100,000
 5/31/1996                                         $     99,843     $    100,500
 6/30/1996                                         $     99,822     $    101,455
 7/31/1996                                         $    102,319     $    104,235
 8/31/1996                                         $    102,714     $    104,975
 9/30/1996                                         $    103,127     $    105,195
10/31/1996                                         $    105,924     $    107,457
11/30/1996                                         $    107,383     $    108,918
12/31/1996                                         $    106,662     $    108,515
 1/31/1997                                         $    102,829     $    103,968
 2/28/1997                                         $    101,899     $    102,430
 3/31/1997                                         $    101,061     $    101,723
 4/30/1997                                         $     99,913     $    100,116
 5/31/1997                                         $    101,953     $    103,079
 6/30/1997                                         $    103,467     $    104,048
 7/31/1997                                         $    102,632     $    101,249
 8/31/1997                                         $    103,302     $    101,958
 9/30/1997                                         $    106,224     $    104,833
10/31/1997                                         $    107,986     $    107,286
11/30/1997                                         $    106,460     $    105,183
12/31/1997                                         $    106,208     $    104,163
 1/31/1998                                         $    106,345     $    104,642
 2/28/1998                                         $    107,564     $    106,181
 3/31/1998                                         $    106,220     $    105,002
 4/30/1998                                         $    108,583     $    107,396
 5/31/1998                                         $    108,919     $    107,761
 6/30/1998                                         $    108,780     $    107,459
 7/31/1998                                         $    109,453     $    108,470
 8/31/1998                                         $    113,459     $    111,203
 9/30/1998                                         $    120,120     $    118,832
10/31/1998                                         $    123,990     $    122,171
11/30/1998                                         $    121,682     $    120,265
12/31/1998                                         $    125,700     $    123,380
 1/31/1999                                         $    124,680     $    121,739
 2/28/1999                                         $    119,573     $    116,869
 3/31/1999                                         $    119,062     $    116,612
 4/30/1999                                         $    119,329     $    116,076
 5/31/1999                                         $    117,244     $    113,801
 6/30/1999                                         $    114,995     $    111,047
 7/31/1999                                         $    117,778     $    114,545
 8/31/1999                                         $    117,792     $    114,258
 9/30/1999                                         $    119,265     $    115,732
10/31/1999                                         $    119,152     $    115,038
11/30/1999                                         $    117,692     $    112,737
12/31/1999                                         $    117,730     $    112,489
 1/31/2000                                         $    114,951     $    109,249
 2/29/2000                                         $    113,364     $    107,709
 3/31/2000                                         $    116,850     $    110,520
 4/30/2000                                         $    111,584     $    105,735
 5/31/2000                                         $    113,590     $    106,707
 6/30/2000                                         $    115,865     $    109,845
 7/31/2000                                         $    113,029     $    106,890
 8/31/2000                                         $    111,303     $    104,570
 9/30/2000                                         $    110,806     $    104,528
10/31/2000                                         $    108,640     $    102,438
11/30/2000                                         $    111,105     $    104,241
12/31/2000                                         $    116,580     $    108,087
 1/31/2001                                         $    115,785     $    107,676
 2/28/2001                                         $    115,352     $    107,246
 3/31/2001                                         $    111,362     $    102,838
 4/30/2001                                         $    110,911     $    102,972
 5/31/2001                                         $    110,174     $    102,807
 6/30/2001                                         $    108,681     $    101,162
 7/31/2001                                         $    111,404     $    103,539
 8/31/2001                                         $    116,190     $    108,323
 9/30/2001                                         $    116,268     $    108,724
10/31/2001                                         $    116,952     $    108,658
11/30/2001                                         $    115,363     $    107,604
12/31/2001                                         $    111,656     $    104,032
 1/31/2002                                         $    108,838     $    101,462
 2/28/2002                                         $    109,081     $    101,858
 3/31/2002                                         $    109,473     $    102,316
 4/30/2002                                         $    113,497     $    106,337
 5/31/2002                                         $    117,961     $    110,134
 6/30/2002                                         $    124,744     $    116,576
 7/31/2002                                         $    125,446     $    117,241
 8/31/2002                                         $    127,249     $    119,117
 9/30/2002                                         $    128,565     $    119,903
10/31/2002                                         $    127,928     $    119,687
11/30/2002                                         $    128,330     $    120,357
12/31/2002                                         $    136,008     $    127,314
 1/31/2003                                         $    138,601     $    129,869
 2/28/2003                                         $    140,734     $    131,470
 3/31/2003                                         $    140,831     $    132,151
 4/30/2003                                         $    142,825     $    134,368
 5/31/2003                                         $    150,814     $    140,974
 6/30/2003                                         $    148,060     $    138,498
 7/31/2003                                         $    144,044     $    134,908
 8/31/2003                                         $    142,437     $    133,694
 9/30/2003                                         $    151,827     $    142,320
10/31/2003                                         $    152,228     $    141,920
11/30/2003                                         $    155,138     $    144,883
12/31/2003                                         $    163,556     $    151,962
 1/31/2004                                         $    163,522     $    152,079
 2/29/2004                                         $    162,904     $    152,263
 3/31/2004                                         $    164,724     $    154,329
 4/30/2004                                         $    157,551     $    147,545
 5/31/2004                                         $    159,532     $    149,214
 6/30/2004                                         $    160,079     $    149,362
 7/31/2004                                         $    158,416     $    148,294
 8/31/2004                                         $    161,540     $    151,820
 9/30/2004                                         $    164,261     $    154,568
10/31/2004                                         $    170,548     $    159,922
11/30/2004                                         $    179,763     $    167,814
12/31/2004                                         $    183,457     $    171,033

           (Past performance is not predictive of future performance.)

                             Total Returns for 2004

                                                                                          SINCE
                                                        ONE YEAR       FIVE YEARS       INCEPTION
     INTERNATIONAL PORTFOLIO*                             12.17%           9.27%           7.26%
     Lehman Brothers Global Aggregate Index
       (ex-USD)(Unhedged)                                 12.55%           8.73%           6.40%

 *  International Portfolio commenced operations on May 9, 1996.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

U.S. INFLATION-INDEXED PORTFOLIO seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate.

[CHART]

    COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN
     U.S. INFLATION-INDEXED PORTFOLIO AND THE LEHMAN BROTHERS U.S. TREASURY
                              INFLATION NOTE INDEX

                                                      U.S.        LEHMAN BROTHERS U.S.
                                               INFLATION-INDEXED  TREASURY INFLATION
                                                   PORTFOLIO          NOTE INDEX
  1/2/2001                                         $    100,000     $    100,000
 1/31/2001                                         $    101,055     $    101,240
 2/28/2001                                         $    102,811     $    102,951
 3/31/2001                                         $    103,494     $    103,939
 4/30/2001                                         $    104,278     $    104,521
 5/31/2001                                         $    105,571     $    105,755
 6/30/2001                                         $    105,231     $    105,628
 7/31/2001                                         $    106,969     $    107,392
 8/31/2001                                         $    107,203     $    107,542
 9/30/2001                                         $    107,825     $    108,166
10/31/2001                                         $    110,248     $    110,729
11/30/2001                                         $    107,733     $    108,260
12/31/2001                                         $    106,554     $    106,994
 1/31/2002                                         $    106,968     $    107,625
 2/28/2002                                         $    108,765     $    109,261
 3/31/2002                                         $    108,093     $    108,583
 4/30/2002                                         $    111,050     $    111,548
 5/31/2002                                         $    112,683     $    113,321
 6/30/2002                                         $    114,050     $    114,930
 7/31/2002                                         $    116,073     $    116,827
 8/31/2002                                         $    120,069     $    121,009
 9/30/2002                                         $    123,032     $    124,059
10/31/2002                                         $    119,862     $    120,746
11/30/2002                                         $    119,710     $    120,662
12/31/2002                                         $    123,780     $    124,716
 1/31/2003                                         $    124,583     $    125,656
 2/28/2003                                         $    129,053     $    130,362
 3/31/2003                                         $    127,089     $    128,250
 4/30/2003                                         $    126,628     $    127,920
 5/31/2003                                         $    132,736     $    133,989
 6/30/2003                                         $    131,497     $    132,620
 7/31/2003                                         $    125,314     $    126,498
 8/31/2003                                         $    127,129     $    128,766
 9/30/2003                                         $    131,430     $    133,028
10/31/2003                                         $    131,904     $    133,750
11/30/2003                                         $    131,926     $    133,830
12/31/2003                                         $    133,249     $    135,194
 1/31/2004                                         $    134,742     $    136,746
 2/29/2004                                         $    137,853     $    139,902
 3/31/2004                                         $    140,081     $    142,143
 4/30/2004                                         $    133,366     $    135,247
 5/31/2004                                         $    135,829     $    137,682
 6/30/2004                                         $    136,053     $    137,742
 7/31/2004                                         $    138,370     $    139,028
 8/31/2004                                         $    142,408     $    142,747
 9/30/2004                                         $    142,689     $    143,028
10/31/2004                                         $    144,149     $    144,459
11/30/2004                                         $    143,645     $    144,113
12/31/2004                                         $    146,182     $    146,628

           (Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2004:

                                                                          SINCE
                                                         ONE YEAR       INCEPTION
     U.S. INFLATION-INDEXED PORTFOLIO*                     9.71%           9.96%
     Lehman Brothers U.S. Treasury Inflation
       Note Index                                          8.46%          10.04%

 *  U.S. Inflation-Indexed Portfolio commenced operations on January 2, 2001.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers U.S. Treasury Inflation Note Index is an unmanaged index that tracks the performance of U.S. Treasuries whose cash flows are linked to an inflation index. One cannot invest directly in an index.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in securities from worldwide bond markets that are denominated in both U.S. dollars and foreign currencies and have a coupon rate and/or principal amount linked to the local inflation rate.

[CHART]

 COMPARISON OF CHANGES IN VALUE OF A HYPOTHETICAL $100,000 INVESTMENT IN GLOBAL
  INFLATION-INDEXED HEDGED PORTFOLIO AND THE BARCLAYS GLOBAL INFLATION-LINKED
                              BOND INDEX (HEDGED)

                                                     GLOBAL              BARCLAYS
                                                INFLATION-INDEXED    INFLATION-LINKED
                                                 HEDGED PORTFOLIO   BOND INDEX (HEDGED)
 1/14/2003                                         $    100,000        $    100,000
 1/31/2003                                         $    101,197        $    101,376
 2/28/2003                                         $    103,830        $    103,993
 3/31/2003                                         $    102,666        $    102,932
 4/30/2003                                         $    102,127        $    102,518
 5/31/2003                                         $    106,195        $    106,394
 6/30/2003                                         $    105,124        $    105,629
 7/31/2003                                         $    101,819        $    102,166
 8/31/2003                                         $    102,799        $    103,296
 9/30/2003                                         $    105,104        $    105,659
10/31/2003                                         $    104,307        $    105,042
11/30/2003                                         $    104,314        $    105,079
12/31/2003                                         $    106,588        $    106,814
 1/31/2004                                         $    107,387        $    107,598
 2/29/2004                                         $    108,899        $    109,499
 3/31/2004                                         $    110,197        $    111,203
 4/30/2004                                         $    107,254        $    107,993
 5/31/2004                                         $    108,015        $    108,907
 6/30/2004                                         $    108,740        $    109,197
 7/31/2004                                         $    109,732        $    109,832
 8/31/2004                                         $    112,230        $    112,078
 9/30/2004                                         $    112,600        $    112,497
10/31/2004                                         $    113,749        $    113,577
11/30/2004                                         $    114,662        $    114,227
12/31/2004                                         $    116,111        $    115,703

           (Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2004:

                                                                          SINCE
                                                         ONE YEAR       INCEPTION
     GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO*            8.93%           7.89%
     Barclays Inflation-Linked Bond Index (Hedged)         8.32%           7.70%

 * Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Barclays Global Inflation-Linked Bond Index (Hedged) is an unmanaged index that tracks the performance of global inflation-linked bonds with various maturities. One cannot invest directly in an index.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

FFTW FUNDS, INC.

U.S. SHORT-TERM PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) -- 65.3%

AUTO LOANS -- 10.0%
Capital Auto Receivables Asset Trust, Ser. 2002-3,
 Class CTFS, 144A^^                                                 3.440%    02/17/2009      366,579   $       366,874
Chase Manhattan Auto Owner Trust, Ser. 2003-B, Class A2             1.280%    03/15/2006    1,179,407         1,178,014
Daimler Chrysler Auto Trust, Ser. 2003-B, Class A2                  1.610%    07/10/2006    1,157,226         1,154,557
Ford Credit Auto Owner Trust, Ser. 2001-E, Class A4                 4.010%    03/15/2006    1,873,856         1,877,177
Honda Auto Receivables Owner Trust, Ser. 2002-1, Class A4           4.220%    04/16/2007    2,142,148         2,147,710
Toyota Auto Receivables Owner Trust, Ser. 2002-C, Class A3          2.650%    11/15/2006      795,269           794,744
USAA Auto Owner Trust, Ser. 2004-3, Class A1                        2.337%    11/15/2005    2,028,189         2,027,466
Volkswagon Auto Loan Enhanced Trust, Ser. 2003-2, Class A2          1.550%    06/20/2006    2,065,007         2,059,706
Volkswagon Credit Auto Master Trust, Ser. 2000-1, Class A
 (FRN)                                                              2.565%    08/20/2007    2,745,000         2,747,743
                                                                                                        ---------------
                                                                                                             14,353,991
                                                                                                        ---------------

CREDIT CARDS -- 20.9%
American Express Credit Account Master Trust, Ser. 2000-1,
 Class A                                                            7.200%    09/17/2007    2,600,000         2,614,383
Bank One Issuance Trust, Ser. 2002-A2, Class A2                     4.160%    01/15/2008    3,000,000         3,016,199
Capital One Master Trust, Ser. 2000-2, Class B                      7.350%    08/15/2008    2,150,000         2,190,337
Chase Credit Card Master Trust, Ser. 2000-3, Class A (FRN)          2.533%    01/15/2008    3,000,000         3,002,769
Citibank Credit Card Issuance Trust, Ser. 2002-A2, Class A
 (FRN)                                                              2.320%    02/15/2007    2,220,000         2,219,412
Discover Card Master Trust I, Ser. 1999-6, Class A                  6.850%    07/17/2007    3,200,000         3,204,000
Fleet Credit Card Master Trust II, Ser. 2003-A, Class B
 (FRN)                                                              2.753%    07/15/2008    2,500,000         2,506,014
MBNA Credit Card Master Note Trust, Ser. 2002-A6, Class A6          3.900%    11/15/2007    2,944,000         2,958,401
MBNA Master Credit Card Trust, Ser. 2000-I, Class A                 6.900%    01/15/2008    3,100,000         3,175,720
Standard Credit Card Master Trust, Ser. 1995-1, Class A             8.250%    01/07/2007    2,700,000         2,701,620
Standard Credit Card Master Trust, Ser. 1995-1, Class B             8.450%    01/07/2007    2,500,000         2,501,500
                                                                                                        ---------------
                                                                                                             30,090,355
                                                                                                        ---------------

HOME EQUITY LOANS (HEL) -- 28.1%

HEL - FIXED RATE -- 2.1%
Chase Funding NIM, Ser. 2004-1A, Class Note, 144A^^                 3.750%    03/27/2035      544,708           544,021
Countrywide Asset-Backed Certificates, Ser. 2002-6,
 Class AF4                                                          4.616%    04/25/2031    2,000,000         2,006,196
Residential Asset Securities Corp., Ser. 1999-KS2, Class AI7        7.390%    06/25/2028      481,575           484,084
                                                                                                        ---------------
                                                                                                              3,034,301
                                                                                                        ---------------

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
HEL - FLOATING RATE -- 26.0%
Centex Home Equity, Ser. 2004-A, Class M2 (FRN)                     3.468%    01/25/2034    2,000,000   $     2,000,717
Chase Funding Loan Acquisition Trust, Ser. 2001-AD1,
 Class 2M2 (FRN)                                                    3.718%    11/25/2030    1,500,000         1,506,613
Chase Funding Mortgage Loan Asset-Backed Certificates,
 Ser. 2000-3, Class IIM2 (FRN)                                      3.368%    10/25/2030      981,819           982,468
Chase Funding Mortgage Loan Asset-Backed Certificates,
 Ser. 2003-1, Class 2M1 (FRN)                                       3.068%    09/25/2032    2,000,000         2,006,776
Chase Funding Mortgage Loan Asset-Backed Certificates,
 Ser. 2003-5, Class 2M1 (FRN)                                       3.018%    05/25/2033    1,500,000         1,506,618
Contimortgage Home Equity Loan Trust, Ser. 1996-4,
 Class A10 (FRN)                                                    2.883%    01/15/2028    1,210,367         1,215,740
Countrywide Asset-Backed Certificates, Ser. 1998-2,
 Class MV2 (FRN)                                                    3.228%    08/25/2028      754,761           755,090
Countrywide Asset-Backed Certificates, Ser. 1999-2,
 Class MV2 (FRN)                                                    3.318%    05/25/2029      756,109           756,473
Countrywide Asset-Backed Certificates, Ser. 2001-2, Class M1
 (FRN)                                                              3.068%    10/25/2031      859,786           860,341
FHLMC, Ser. T-19, Class A (FRN)                                     2.587%    02/25/2029      444,254           444,278
Household Home Equity Loan Trust, Ser. 2003-2, Class A
 (FRN)                                                              2.740%    09/20/2033    2,187,551         2,189,454
Long Beach Mortgage Loan Trust, Ser. 2003-4, Class M1
 (FRN)                                                              3.098%    08/25/2033    1,500,000         1,505,625
Morgan Stanley Dean Witter Capital I, Ser. 2003-NC2,
 Class M1 (FRN)                                                     3.318%    02/25/2033    2,000,000         2,015,348
Option One Mortgage Loan Trust, Ser. 2002-1, Class M2
 (FRN)                                                              3.718%    02/25/2032    2,000,000         2,006,667
Option One Mortgage Loan Trust, Ser. 2002-2, Class A (FRN)          2.688%    06/25/2032      338,805           339,084
Option One Mortgage Loan Trust, Ser. 2003-3, Class M1
 (FRN)                                                              3.068%    06/25/2033    2,000,000         2,008,285
Residential Asset Mortgage Products, Inc., Ser. 2003-RS11,
 Class MII1 (FRN)                                                   3.148%    12/25/2033    2,000,000         2,014,885
Residential Asset Mortgage Products, Inc., Ser. 2004-RS4,
 Class A2B1 (FRN)                                                   2.678%    04/25/2034    1,614,689         1,614,719
Residential Asset Securities Corp., Ser. 2001-KS3,
 Class MII1 (FRN)                                                   2.968%    09/25/2031    1,888,618         1,894,172
Residential Asset Securities Corp., Ser. 2003-KS11,
 Class MII2 (FRN)                                                   3.618%    01/25/2034    2,000,000         2,005,901
Saxon Asset Securities Trust, Ser. 2004-1, Class M1 (FRN)           2.948%    03/25/2035    1,250,000         1,246,126
Securitized Asset-Backed Receivables, Ser. 2004-NC1,
 Class M1 (FRN)                                                     2.938%    02/25/2034    2,000,000         1,997,493

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
HEL - FLOATING RATE (CONTINUED)
Securitized Asset-Backed Receivables, Ser. 2004-OP1,
 Class M2 (FRN)                                                     3.518%    02/25/2034    2,000,000   $     2,006,239
Structured Asset Investment Loan Trust, Ser 2004-2, Class M2
 (FRN)                                                              3.568%    03/25/2034    2,000,000         2,005,000
WMC Mortgage Loan Pass-Through Certificates, Ser. 1999-A,
 Class M1 (FRN)                                                     3.303%    10/15/2029      488,192           489,780
                                                                                                        ---------------
                                                                                                             37,373,892
                                                                                                        ---------------
                                                                                                             40,408,193
                                                                                                        ---------------

STUDENT LOANS -- 2.8%
SLM Student Loan Trust, Ser. 1996-2, Class A2 (FRN)                 2.979%    07/27/2009    1,932,876         1,940,289
SLM Student Loan Trust, Ser. 2002-1, Class A1 (FRN)                 2.130%    10/25/2010    2,063,161         2,062,748
SLM Student Loan Trust, Ser. 2003-11, Class A1 (FRN)                2.490%    09/15/2009       68,248            68,249
                                                                                                        ---------------
                                                                                                              4,071,286
                                                                                                        ---------------

OTHER ABS -- 3.5%
CIT Marine Trust, Ser. 1999-A, Class A3                             5.850%    05/15/2013    1,184,560         1,189,636
CNH Equipment Trust, Ser. 2002-A, Class A4 (FRN)                    2.703%    08/15/2008    1,555,000         1,557,501
Illinois Power Special Purpose Trust, Ser. 1998-1, Class A5         5.380%    06/25/2007    1,205,314         1,215,690
Massachusetts RRB Special Purpose Trust, Ser. 1999-1,
 Class A3                                                           6.620%    03/15/2007      992,002         1,000,519
                                                                                                        ---------------
                                                                                                              4,963,346
                                                                                                        ---------------
   Total (Cost - $94,400,546)                                                                                93,887,171
                                                                                                        ---------------

MORTGAGE-BACKED SECURITIES -- 9.7%

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 8.5%

CMO FLOATER -- 3.9%
Morgan Stanley Mortgage Loan Trust, Ser. 2004-8AR,
 Class 1A (FRN)                                                     2.315%    10/25/2034    1,984,934         1,994,859
Structured Asset Securities Corp., Ser. 2002-NP1, Class A1,
 144A (FRN)^^~~~                                                    3.068%    08/25/2032    1,675,521         1,675,521
Washington Mutual, Ser. 2004-AR10, Class A1C (FRN)                  2.688%    07/25/2044    1,935,253         1,935,080
                                                                                                        ---------------
                                                                                                              5,605,460
                                                                                                        ---------------

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
NON-ACCELERATED SENIOR -- 0.7%
Residential Funding Securities Corp., Ser. 2002-RM1,
 Class M3-2 (FRN)                                                   5.752%    11/25/2032    1,090,561   $     1,087,835
                                                                                                        ---------------

PLANNED AMORTIZATION CLASS -- 2.5%
FHLMC, Ser. 2498, Class DW                                          4.800%    02/15/2029    1,556,052         1,559,993
Prudential Home Mortgage Securities, Ser. 1993-60, Class A4         6.750%    12/25/2023    1,978,000         1,974,461
                                                                                                        ---------------
                                                                                                              3,534,454
                                                                                                        ---------------

OTHER CMO -- 1.4%
Structured Adjustable Rate Mortgage Loan, Ser. 2004-20,
 Class 1A1                                                          5.093%    01/25/2035    2,000,000         2,036,176
                                                                                                        ---------------
                                                                                                             12,263,925
                                                                                                        ---------------

NON-U.S. RESIDENTIAL MORTGAGE-BACKED SECURITIES -- 1.2%
Holmes Financing plc, Ser. 3, Class 2A (FRN)                        2.230%    01/15/2007    1,715,000         1,716,613
                                                                                                        ---------------
   Total (Cost - $14,032,028)                                                                                13,980,538
                                                                                                        ---------------

SHORT-TERM SECURITIES -- 21.1%

U.S. TREASURY OBLIGATIONS -- 19.0%
U.S. Treasury Bill++~~                                              1.767%    01/13/2005      100,000            99,951
U.S. Treasury Bill++                                                2.000%    02/03/2005   22,200,000        22,164,258
U.S. Treasury Bill++                                                2.117%    03/03/2005    5,000,000         4,983,035
                                                                                                        ---------------
                                                                                                             27,247,244
                                                                                                        ---------------

MONEY MARKET INSTRUMENT -- 2.1%
Den Danske Bank Time Deposit                                        2.130%    01/03/2005    3,000,000         3,000,000
                                                                                                        ---------------
   Total (Cost - $30,244,135)                                                                                30,247,244
                                                                                                        ---------------
TOTAL INVESTMENTS - 96.1% (COST - $138,676,709)                                                             138,114,953
OTHER ASSETS, NET OF LIABILITIES - 3.9%                                                                       5,657,570
                                                                                                        ---------------
NET ASSETS - 100.0%                                                                                     $   143,772,523
                                                                                                        ===============

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2004 was as follows:

            UNREALIZED        UNREALIZED                                TAX
           APPRECIATION      DEPRECIATION           NET                COST
--------------------------------------------------------------------------------
          $        96,111   $       661,904   $      (565,793)   $   138,680,746

SUMMARY OF ABBREVIATIONS
FHLMC     Freddie Mac
FRN       Floating Rate Note
NIM       Net Interest Margin

^^ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities were valued at $2,586,416, or 1.8% of net assets. Of these securities, the Board of Directors has deemed securities valued at $910,895, or 0.6% of net assets, to be liquid.
~~~  Illiquid security, which represents 1.2% of net assets.
++   Interest rate shown represents yield to maturity at date of purchase.
~~ Security, or portion thereof, is held in a margin account as collateral for open financial futures contracts.

  ASSET CLASS SUMMARY
  (SHOWING PERCENTAGE OF NET ASSETS)
  DECEMBER 31, 2004

CLASSIFICATION                           % OF NET ASSETS
--------------------------------------------------------
Asset-Backed Securities                        65.3%
U.S. Treasury Bills                            19.0
Mortgage-Backed Securities                      9.7
Time Deposit                                    2.1
Futures                                        (0.0)*
Other Assets, Net of Liabilities                3.9
                                              -----
                                              100.0%
                                              =====

*    Rounds to less than (0.1%).

See Notes to Financial Statements.

FFTW FUNDS, INC.

LIMITED DURATION PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) -- 70.0%

AUTO LOANS -- 13.1%
Americredit Automobile Receivables Trust, Ser. 2002-D,
 Class A4                                                           3.400%    04/13/2009    2,000,000   $     2,000,957
Capital Auto Receivable Asset Trust, Ser. 2003-1, Clas A3A          2.750%    04/16/2007    2,250,000         2,242,254
Chase Manhattan Auto Owner Trust, Ser. 2002-A, Class A4             4.240%    09/15/2008    1,691,142         1,700,666
Daimler Chrysler Auto Trust, Ser. 2003-A, Class A4                  2.880%    10/08/2009    2,330,000         2,313,546
Honda Auto Receivables Owner Trust, Ser. 2003-1, Class A4           2.480%    07/18/2008    2,000,000         1,983,340
                                                                                                        ---------------
                                                                                                             10,240,763
                                                                                                        ---------------

CREDIT CARDS -- 26.1%
Bank One Issuance Trust, Ser. 2002-A2, Class A2                     4.160%    01/15/2008    2,000,000         2,010,799
Bank One Issuance Trust, Ser. 2002-A4, Class A4                     2.940%    06/16/2008    2,000,000         1,998,592
Capital One Master Trust, Ser. 2000-2, Class B                      7.350%    08/15/2008    2,000,000         2,037,523
Citibank Credit Card Issuance Trust, Ser. 2001-A6, Class A6         5.650%    06/16/2008    2,000,000         2,066,779
Citibank Credit Card Issuance Trust, Ser. 2002-A3, Class A3         4.400%    05/15/2007    2,000,000         2,012,564
Discover Card Master Trust I, Ser. 2000-9, Class A                  6.350%    07/15/2008    2,000,000         2,066,376
Fleet Credit Card Master Trust II, Ser. 2000-C, Class A             7.020%    02/15/2008    2,000,000         2,051,446
Fleet Credit Card Master Trust II, Ser. 2003-A, Class A             2.400%    07/15/2008    2,000,000         1,985,350
MBNA Credit Card Master Note Trust, Ser. 2001-A1, Class A1          5.750%    10/15/2008    2,000,000         2,067,386
MBNA Credit Card Master Note Trust, Ser. 2002-A6, Class A6          3.900%    11/15/2007    2,000,000         2,009,783
                                                                                                        ---------------
                                                                                                             20,306,598
                                                                                                        ---------------

HOME EQUITY LOANS (HEL) -- 28.6%

HEL - FIXED RATE -- 6.0%
Chase Funding NIM, Ser. 2004-1A, Class Note, 144A^^                 3.750%    03/27/2035      544,708           544,022
FNMA, Ser. 2002-W2, Class AF5                                       6.000%    06/25/2032    3,000,000         3,054,630
Residential Asset Securities Corp., Ser. 2002-KS8, Class A3         3.690%    03/25/2027    1,062,566         1,062,032
                                                                                                        ---------------
                                                                                                              4,660,684
                                                                                                        ---------------

HEL - FLOATING RATE -- 22.6%
Ace Securities Corp., Ser. 2001-HE1, Class A (FRN)                  2.780%    11/20/2031      965,514           967,361
Ameriquest Mortgage Securities, Ser. 2004-R12, Class M12
 (FRN)                                                              2.920%    01/25/2035    2,000,000         2,000,000
Contimortgage Home Equity Loan Trust, Ser. 1996-4, Class A10
 (FRN)                                                              2.883%    01/15/2028    1,210,366         1,215,740
GSR Mortgage Loan Trust, Ser. 2004-4, Class B1 (FRN)                6.660%    04/25/2032    1,862,666         1,896,547

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
HEL - FLOATING RATE (CONTINUED)
Housing Mortgage Loan Trust, Ser. 2004-HC1, Class M (FRN)           2.910%    01/20/2034    1,661,747   $     1,663,424
Residential Asset Securities Corp., Ser. 2003-KS1, Class M1
 (FRN)                                                              3.218%    01/25/2033    2,500,000         2,511,268
Residential Asset Securities Corp., Ser. 2003-KS10,
 Class MII1 (FRN)                                                   3.008%    12/25/2033    2,500,000         2,510,455
Residential Asset Securities Corp., Ser. 2004-KS11, Class M5
 (FRN)                                                              4.168%    12/25/2034    1,000,000         1,000,014
Securitized Asset-Backed Receivables, Ser. 2004-OP1,
 Class M2 (FRN)                                                     3.518%    02/25/2034    2,000,000         2,006,239
Wells Fargo Home Equity Trust, Ser. 2004-2, Class A21B (FRN)        2.838%    05/25/2034    1,886,752         1,890,644
                                                                                                        ---------------
                                                                                                             17,661,692
                                                                                                        ---------------
                                                                                                             22,322,376
                                                                                                        ---------------

OTHER ABS -- 2.2%
Atlantic City Electric Transition Funding LLC, Ser. 2003-1,
 Class A1                                                           2.890%    07/20/2011    1,711,274         1,683,554
                                                                                                        ---------------
   Total (Cost - $55,182,346)                                                                                54,553,291
                                                                                                        ---------------

MORTGAGE-BACKED SECURITIES -- 26.0%

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 23.4%

NON-ACCELERATED SENIOR -- 2.6%
Bank of America Mortgage Securities, Ser. 2004-L, Class 1A1         4.242%    01/25/2035    2,000,000         2,009,978
                                                                                                        ---------------

PLANNED AMORTIZATION CLASS -- 17.0%
Citicorp Mortgage Securities, Inc., Ser. 2004-5, Class 1A29         4.750%    08/25/2034    1,963,872         1,977,384
FHLMC, Ser. 1669, Class G                                           6.500%    02/15/2023      709,026           714,229
FHLMC, Ser. 2498, Class DW                                          4.800%    02/15/2029    1,556,052         1,559,993
FHLMC, Ser. 2844, Class PR                                          5.000%    09/15/2017    5,000,000         5,118,196
FNMA, Ser. 2002-63, Class BK                                        5.500%    04/25/2031    2,000,000         2,035,689
Wells Fargo Mortgage-Backed Securities, Ser. 2004-K,
 Class 2A3 (FRN)                                                    4.741%    07/25/2034    1,849,644         1,828,763
                                                                                                        ---------------
                                                                                                             13,234,254
                                                                                                        ---------------

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
Z BOND -- 0.2%
Structured Asset Securities Corp., Ser. 1998-6, Class A2            6.500%    07/25/2028      147,028   $       146,727
                                                                                                        ---------------

OTHER CMO -- 3.6%
Bank of America Mortgage Securities, Ser. 2003-E, Class 2A2         4.350%    06/25/2033      803,412           800,019
Structured Adjustable Rate Mortgage Loan, Ser. 2004-20,
 Class 1A1                                                          5.093%    01/25/2035    2,000,000         2,036,176
                                                                                                        ---------------
                                                                                                              2,836,195
                                                                                                        ---------------
                                                                                                             18,227,154
                                                                                                        ---------------

NON-U.S. RESIDENTIAL MORTGAGE-BACKED SECURITIES -- 2.6%
Permanent Financing plc, Ser. 1, Class 2A (United Kingdom)          4.200%    06/10/2007    2,000,000         2,010,998
                                                                                                        ---------------
   Total (Cost - $20,416,740)                                                                                20,238,152
                                                                                                        ---------------

U.S. TREASURY OBLIGATION -- 2.5%
U.S. Treasury Note                                                  2.750%    08/15/2007    2,000,000         1,978,046
                                                                                                        ---------------
   Total (Cost - $1,979,164)

SHORT-TERM SECURITY -- 0.5%
U.S. Treasury Bill~~++                                              1.767%    01/13/2005      400,000           399,804
                                                                                                        ---------------
   Total (Cost - $399,782)

TOTAL INVESTMENTS - 99.0% (COST - $77,978,032)                                                               77,169,293
OTHER ASSETS, NET OF LIABILITIES - 1.0%                                                                         790,661
                                                                                                        ---------------
NET ASSETS - 100.0%                                                                                     $    77,959,954
                                                                                                        ===============

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2004 was as follows:

            UNREALIZED        UNREALIZED                              TAX
           APPRECIATION      DEPRECIATION           NET               COST
--------------------------------------------------------------------------------
          $        40,133   $       873,582   $      (833,449)   $    78,002,742

SUMMARY OF ABBREVIATIONS
FHLMC     Freddie Mac
FNMA      Fannie Mae
NIM       Net Interest Margin
Z Bond A bond on which interest accrues but is not currently paid to the investor but rather is added to the principal balance, becoming payable upon satisfaction of all prior bond classes. The security is currently paying interest.

^^ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 this security was valued at $544,022 or 0.7% of net assets. The Board of Directors has deemed this security to be liquid.
~~ Security is held in a margin account as collateral for open financial futures contracts.
++   Interest rate shown represents yield to maturity at date of purchase.

  ASSET CLASS SUMMARY
  (SHOWING PERCENTAGE OF NET ASSETS)
  DECEMBER 31, 2004

CLASSIFICATION                           % OF NET ASSETS
--------------------------------------------------------
Asset-Backed Securities                        70.0%
Mortgage-Backed Securities                     26.0
U.S. Treasury Obligation                        2.5
Short-Term Security                             0.5
Futures                                         0.0*
Other Assets, Net of Liabilities                1.0
                                              -----
                                              100.0%
                                              =====

*    Rounds to less than 0.1%

See Notes to Financial Statements.

FFTW FUNDS, INC.

MORTGAGE-BACKED PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITY - FLOATING RATE HOME EQUITY
 LOAN -- 0.6%
Centex Home Equity Loan, Ser. 2003-C, Class AV (FRN)                2.718%    09/25/2033      701,499   $       702,376
                                                                                                        ---------------
   Total (Cost - $701,499)

MORTGAGE-BACKED SECURITIES -- 152.0%

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 33.4%

CMO FLOATER -- 21.9%

CMO FLOATER - FHLMC -- 2.5%
FHLMC, Ser. 2289, Class FD (FRN)                                    2.660%    05/17/2022      522,262           522,875
FHLMC, Ser. 2410, Class FY (FRN)                                    2.903%    02/15/2032      837,753           842,797
FHLMC, Ser. 2423, Class TF (FRN)                                    2.903%    07/15/2031      383,120           383,694
FHLMC, Ser. 2557, Class WF (FRN)                                    2.803%    01/15/2033      726,008           729,745
FHLMC, Ser. 2603, Class F (FRN)                                     2.703%    04/15/2033      393,359           394,403
                                                                                                        ---------------
                                                                                                              2,873,514
                                                                                                        ---------------

CMO FLOATER - FNMA -- 9.0%
FNMA, Ser. 1994-61, Class FG (FRN)                                  3.938%    04/25/2024    1,768,708         1,823,787
FNMA, Ser. 1997-68, Class FC (FRN)                                  2.938%    05/18/2027      655,606           660,436
FNMA, Ser. 2001-46, Class F (FRN)                                   2.810%    09/18/2031    1,631,258         1,640,252
FNMA, Ser. 2001-61, Class FM (FRN)                                  2.660%    10/18/2016      836,011           839,040
FNMA, Ser. 2002-8, Class FA (FRN)                                   3.160%    03/18/2032    1,097,805         1,109,166
FNMA, Ser. 2003-133, Class F (FRN)                                  3.418%    05/25/2031      877,449           877,555
FNMA, Ser. 2003-16, Class NF (FRN)                                  2.868%    03/25/2018    3,272,631         3,293,657
                                                                                                        ---------------
                                                                                                             10,243,893
                                                                                                        ---------------

CMO FLOATER - OTHER -- 10.4%
Bank of America Mortgage Securities, Ser. 2003-10, Class 1A6
 (FRN)                                                              2.868%    01/25/2034    1,351,355         1,353,858
Countrywide Alternative Loan Trust, Ser. 2004-18CB,
 Class 2A5 (FRN)                                                    2.868%    09/25/2034    2,434,211         2,436,488
Countrywide Home Loans, Ser. 2003-3, Class A6 (FRN)                 2.918%    04/25/2018    3,335,113         3,342,470
First Horizon Mortgage Pass-Through Trust, Ser. 2004-FL1,
 Class 3A1 (FRN)                                                    3.320%    12/29/2049    1,300,000         1,300,000
Master Asset Securitization Trust, Ser.2004-6, Class 2A2
 (FRN)                                                              2.581%    06/26/2034    1,832,860         1,826,536

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
CMO FLOATER - OTHER (CONTINUED)
Residential Accredit Loans, Inc., Ser. 2003-QS5, Class A1
 (FRN)                                                              2.868%    03/25/2018      893,189   $       897,628
Structured Asset Securities Corp., Ser. 2002-NP1, Class A1,
 144A (FRN)^^~~~                                                    3.068%    08/25/2032      558,507           558,507
                                                                                                        ---------------
                                                                                                             11,715,487
                                                                                                        ---------------
                                                                                                             24,832,894
                                                                                                        ---------------

INDEX ALLOCATION CLASS -- 0.8%
FHLMC, Ser. 42, Class C                                             9.000%    06/15/2020      950,298           949,724
                                                                                                        ---------------

INVERSE FLOATING RATE -- 3.0%
FHLMC, Ser. 2691, Class YS (FRN)                                   14.692%    04/15/2029       39,283            39,765
FHLMC, Ser. 2780, Class SV (FRN)                                   11.215%    11/15/2033    1,044,076         1,083,392
FNMA, Ser. 2003-117, Class DS (FRN)                                15.098%    12/25/2033      644,706           652,804
FNMA, Ser. 2003-122, Class SM (FRN)                                14.948%    07/25/2030      148,090           158,008
FNMA, Ser. 2003-128, Class MS (FRN)                                14.948%    01/25/2034    1,019,643         1,051,987
FNMA, Ser. 2003-77, Class DS (FRN)                                  8.300%    08/25/2033      500,000           374,363
                                                                                                        ---------------
                                                                                                              3,360,319
                                                                                                        ---------------

PLANNED AMORTIZATION CLASS (PAC) -- 5.0%
FHLMC, Ser. 2236, Class PB                                          7.500%    09/15/2025      148,083           148,087
FHLMC, Ser. 2386, Class PG                                          6.000%    09/15/2030    2,496,337         2,550,944
FHLMC, Ser. 2389, Class EH                                          6.000%    05/15/2030    1,961,084         1,992,218
GNMA, Ser. 1999-13, Class PC                                        6.000%    03/20/2028      901,018           915,939
                                                                                                        ---------------
                                                                                                              5,607,188
                                                                                                        ---------------

Z BONDS -- 2.7%
FHLMC, Ser. 2196, Class BZ                                          7.500%    11/15/2029      703,359           737,319
FNMA, Ser. 1992-29, Class Z                                         8.000%    02/25/2022      137,777           143,032
FNMA, Ser. 1997-43, Class ZD                                        7.500%    06/17/2027    2,077,595         2,193,953
                                                                                                        ---------------
                                                                                                              3,074,304
                                                                                                        ---------------
                                                                                                             37,824,429
                                                                                                        ---------------

                                                               COUPON                        FACE
                                                                RATE           MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) -- 8.8%
Credit Suisse First Boston Mortgage Securities Corp.,
 Ser.2004-C3, Class A5                                              5.113%    07/15/2036    1,000,000   $     1,022,224
First Union-Lehman Brothers Commercial Mortgage,
 Ser. 1997 C2, Class A3                                             6.650%    11/18/2029    2,491,010         2,650,771
GS Mortgage Securities Corp. II, Ser. 2004-GG2, Class A6
 (FRN)                                                              5.396%    08/01/2038    2,000,000         2,086,024
Wachovia Bank Commercial Mortgage Trust, Ser. 2002-C1,
 Class A2                                                           5.681%    04/15/2034    4,000,000         4,189,649
                                                                                                        ---------------
                                                                                                              9,948,668
                                                                                                        ---------------

MORTGAGE DERIVATIVES -- 11.7%

INTEREST ONLY (IO) -- 8.6%

IO - CMBS -- 1.7%
DLJ Commercial Mortgage Corp., Ser. 1998-CG1, Class S
 (FRN)~~~#++                                                        7.644%    06/10/2031      781,617           764,522
First Union - Lehman Brothers - Bank of America,
 Ser. 1998 C2, Class IO~~~#++                                8.503-10.030%    11/18/2035      644,551           640,761
Morgan Stanley Capital I, Ser. 1998-HF1, Class X~~~#++             10.249%    03/15/2030      488,610           476,720
                                                                                                        ---------------
                                                                                                              1,882,003
                                                                                                        ---------------

IO - PAC -- 2.5%
FHLMC, Ser. 2692, Class QI~~~#++                                   11.065%    05/15/2016      283,539           288,339
FHLMC, Ser. 2727, Class IO~~~#++                                    6.913%    06/15/2029      158,914           154,999
FHLMC, Ser. 2733, Class MI~~~#++                                    7.036%    06/15/2028      388,217           369,231
FHLMC, Ser. 2780, Class IB~~~#++                                    8.136%    12/15/2024      366,297           349,589
FNMA, Ser. 2003-59, Class IL~~~#++                                  8.526%    12/25/2031      343,669           329,733
FNMA, Ser. 2003-71, Class IL~~~#++                                 10.412%    08/25/2033      387,644           346,212
FNMA, Ser. 2003-81, Class IX~~~#++                                  6.396%    03/25/2024      234,546           233,215
FNMA, Ser. 2003-92, Class IH~~~#++                                  8.916%    06/25/2023      453,589           437,689
FNMA, Ser. 2004-8, Class PI~~~#++                                   5.990%    08/25/2027      279,399           269,028
                                                                                                        ---------------
                                                                                                              2,778,035
                                                                                                        ---------------

                                                               COUPON                        FACE
                                                                RATE           MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
IO - STRIP -- 1.3%
FHLMC Strip, Ser. 227, Clas IO~~~#++                                6.177%    11/01/2034      517,544   $       514,165
FNMA Strip, Ser. 337, Class 2F~~~++                                 7.305%    06/01/2033      201,985           182,537
FNMA Strip, Ser. 343, Class 1F~~~++                               11.5625%    09/01/2033      807,318           836,167
                                                                                                        ---------------
                                                                                                              1,532,869
                                                                                                        ---------------

IO - VETERANS ADMINISTRATION (VENDEE) -- 0.9%
Vendee Mortgage Trust, Ser. 1992-2, Class IO (FRN)~~~#++     1.499-15.658%    09/15/2022      209,521           172,845
Vendee Mortgage Trust, Ser. 1994-2, Class 3IO (FRN)~~~#++    0.000-17.357%    06/15/2024       86,734            53,478
Vendee Mortgage Trust, Ser. 1994-3A, Class 1IO (FRN)~~~#++   6.174-15.862%    09/15/2024      256,961           146,966
Vendee Mortgage Trust, Ser. 1994-3B, Class 2IO (FRN)~~~#++   1.302-12.519%    09/15/2024       75,304            64,322
Vendee Mortgage Trust, Ser. 1996-1, Class 1IO (FRN)~~~#++    5.752-15.424%    02/15/2026      621,975           429,153
Vendee Mortgage Trust, Ser. 1996-2, Class 1IO (FRN)~~~#++     6.163-8.317%    06/15/2026       85,537            56,860
Vendee Mortgage Trust, Ser. 1997-1, Class IO (FRN)~~~#++           10.552%    02/15/2027       45,985            41,928
Vendee Mortgage Trust, Ser. 1998-2, Class 1IO (FRN)~~~#++           9.026%    06/15/2028       30,583            26,206
Vendee Mortgage Trust, Ser. 2001-2, Class IO (FRN)~~~#++            5.022%    02/15/2031       51,256            35,858
                                                                                                        ---------------
                                                                                                              1,027,616
                                                                                                        ---------------

INVERSE IO -- 2.0%
FHLMC, Ser. 2564, Class US (FRN)~~~#++                             41.597%    02/15/2033       23,460            51,148
FHLMC, Ser. 2594, Class DS (FRN)~~~#++                             37.321%    12/15/2027      225,904           200,896
FHLMC, Ser. 2594, Class SE (FRN)~~~#++                             22.492%    10/15/2030      244,035           310,299
FHLMC, Ser. 2691, Class LS (FRN)~~~#++                              7.107%    01/15/2029      159,057           168,742
FHLMC, Ser. 2718, Class LS (FRN)~~~#++                             48.512%    11/15/2029      229,991           217,075
FHLMC, Ser. 2764, Class SB (FRN)~~~#++                             38.505%    03/15/2031      157,434           145,384
FNMA, Ser. 2003-34, Class WS (FRN)~~~#++                            4.583%    05/25/2033      453,126           401,467
FNMA, Ser. 2003-73, Class GS (FRN)~~~#++                            4.183%    05/25/2031      460,084           488,613
FNMA, Ser. 2004-92, Class SQ (FRN)~~~#++                            4.232%    05/25/2034      276,448           247,400
                                                                                                        ---------------
                                                                                                              2,231,024
                                                                                                        ---------------

OTHER IO SECURITIES -- 0.2%
FHLMC, Ser. 2691, Class EO~~~#++                                    8.441%    10/15/2033      274,292           263,768
                                                                                                        ---------------
                                                                                                              9,715,315
                                                                                                        ---------------

                                                               COUPON                        FACE
                                                                RATE           MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL ONLY (PO) -- 3.1%
PO - STRIP -- 2.7%
FHLMC Strip, Ser. 227~~~#++                                         4.811%    11/01/2034    1,465,581   $     1,461,387
FNMA Strip, Ser. 333, Class 1~~~#++                         3.835%-13.352%    03/01/2033    1,621,181         1,571,644
                                                                                                        ---------------
                                                                                                              3,033,031
                                                                                                        ---------------

OTHER PO SECURITIES -- 0.4%
FHLMC, Ser. 2736, Class BO~~~#++                                   6.1273%    01/15/2034      308,766           285,854
FNMA, Ser. 2004-8, Class AO~~~#++                                  22.674%    09/25/2033      182,560           165,889
                                                                                                        ---------------
                                                                                                                451,743
                                                                                                        ---------------
                                                                                                              3,484,774
                                                                                                        ---------------
                                                                                                             13,200,089
                                                                                                        ---------------

MORTGAGE PASS-THROUGH SECURITIES (MPTS) -- 98.1%

MPTS - FHLMC -- 14.3%

FHLMC - POOLS -- 8.9%
FHLMC Gold Pool #A12446                                             6.500%    08/01/2033      299,854           314,711
FHLMC Gold Pool #A13465                                             6.500%    09/01/2033      159,109           166,993
FHLMC Gold Pool #A14279                                             6.000%    10/01/2033    2,017,570         2,085,093
FHLMC Gold Pool #A14986                                             6.500%    11/01/2033      201,597           211,585
FHLMC Gold Pool #A27959                                             5.500%    11/01/2034    3,987,283         4,053,202
FHLMC Gold Pool #C66588                                             7.000%    04/01/2032    2,121,233         2,248,179
FHLMC Gold Pool #C79112                                             6.000%    05/01/2033      766,521           792,921
FHLMC Gold Pool #D85424                                             6.500%    01/01/2028      167,615           176,216
                                                                                                        ---------------
                                                                                                             10,048,900
                                                                                                        ---------------

FHLMC - TBA -- 5.4%
FHLMC Gold TBA                                                      4.500%    01/01/2020    3,000,000         2,988,750
FHLMC Gold TBA                                                      6.500%    01/01/2034    3,000,000         3,147,186
                                                                                                        ---------------
                                                                                                              6,135,936
                                                                                                        ---------------
                                                                                                             16,184,836
                                                                                                        ---------------

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
MPTS - FNMA -- 70.6%
FNMA - POOLS -- 21.8%
FNMA Pool #252439                                                   6.500%    05/01/2029      298,940   $       314,018
FNMA Pool #323979                                                   6.500%    04/01/2029      132,751           139,499
FNMA Pool #340777                                                   6.500%    03/01/2011        1,365             1,449
FNMA Pool #403646                                                   6.500%    12/01/2027      220,256           231,582
FNMA Pool #407591                                                   6.500%    12/01/2027      348,150           366,054
FNMA Pool #637022                                                   7.500%    03/01/2032      939,260         1,005,601
FNMA Pool #646091                                                   7.000%    06/01/2032    1,243,941         1,318,670
FNMA Pool #646602                                                   6.500%    07/01/2032    2,205,957         2,315,416
FNMA Pool #694973                                                   5.500%    04/01/2033    1,215,094         1,234,634
FNMA Pool #696859                                                   5.500%    04/01/2033    1,242,005         1,261,978
FNMA Pool #711719                                                   5.500%    06/01/2033      858,437           872,242
FNMA Pool #711736                                                   5.500%    06/01/2033    1,771,508         1,799,996
FNMA Pool #725249                                                   5.000%    03/01/2004    1,173,828         1,164,951
FNMA Pool #730699                                                   6.000%    08/01/2033    4,584,168         4,742,268
FNMA Pool #737263                                                   6.000%    09/01/2033      374,195           387,100
FNMA Pool #741853                                                   5.500%    09/01/2033    3,379,811         3,434,163
FNMA Pool #753235                                                   6.500%    11/01/2033      229,065           240,296
FNMA Pool #775294                                                   5.500%    05/01/2034    3,785,701         3,845,539
                                                                                                        ---------------
                                                                                                             24,675,456
                                                                                                        ---------------

FNMA - TBA -- 48.8%
FNMA TBA                                                            4.500%    01/01/2020    8,000,000         7,972,496
FNMA TBA                                                            4.500%    01/01/2035    2,000,000         1,932,500
FNMA TBA                                                            5.000%    01/01/2035   22,000,000        21,821,250
FNMA TBA                                                            5.500%    01/01/2035   15,000,000        15,225,000
FNMA TBA                                                            6.000%    01/01/2035    7,000,000         7,236,250
FNMA TBA                                                            6.500%    01/01/2035    1,000,000         1,048,438
                                                                                                        ---------------
                                                                                                             55,235,934
                                                                                                        ---------------
                                                                                                             79,911,390
                                                                                                        ---------------

MPTS - GNMA -- 12.9%

GNMA - POOLS -- 8.3%
GNMA Pool #448338                                                   7.500%    04/15/2031      540,632           580,643
GNMA Pool #475892                                                   6.500%    07/15/2028      450,676           475,316
GNMA Pool #485773                                                   7.000%    09/15/2031      496,615           527,844

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
GNMA - POOLS (CONTINUED)
GNMA Pool #533634                                                   7.500%    04/15/2031      381,990   $       410,260
GNMA Pool #541332                                                   7.000%    04/15/2031      379,817           403,702
GNMA Pool #541343                                                   7.000%    04/15/2031      306,376           325,642
GNMA Pool #541344                                                   7.500%    03/15/2031      129,713           139,313
GNMA Pool #544533                                                   7.000%    05/15/2031      570,593           606,474
GNMA Pool #550976                                                   7.000%    10/15/2031      953,810         1,013,789
GNMA Pool #552713                                                   7.000%    08/15/2032      414,618           440,656
GNMA Pool #566574                                                   7.000%    09/15/2031    1,680,597         1,786,279
GNMA Pool #566575                                                   7.500%    09/15/2031      158,051           169,747
GNMA Pool #566613                                                   7.000%    10/15/2031    1,036,294         1,101,460
GNMA Pool #616094                                                   6.000%    11/15/2033    1,315,861         1,364,649
                                                                                                        ---------------
                                                                                                              9,345,774
                                                                                                        ---------------

GNMA - TBA -- 4.6%
GNMA TBA                                                            6.500%    01/01/2034    5,000,000         5,259,375
                                                                                                        ---------------
                                                                                                             14,605,149
                                                                                                        ---------------

MPTS - NON-AGENCY -- 0.3%
Citicorp Mortgage Securities, Inc., Ser. 1999-6, Class A
 (FRN)                                                              6.340%    09/25/2014      282,680           283,696
                                                                                                        ---------------
                                                                                                            110,985,071
                                                                                                        ---------------
   Total (Cost - $171,604,877)                                                                              171,958,257
                                                                                                        ---------------

AGENCY OBLIGATIONS -- 2.0%
FHLMC Global Note                                                   5.000%    07/15/2014    1,000,000         1,032,933
FNMA Global Note                                                    4.125%    04/15/2014    1,300,000         1,259,971
                                                                                                        ---------------
   Total (Cost - $2,286,977)                                                                                  2,292,904
                                                                                                        ---------------

                                                                 STRIKE       EXPIRATION   NUMBER OF
                                                                  PRICE          DATE      CONTRACTS
                                                               ----------    ------------  ----------
OPTIONS ON FUTURES -- 0.0%
U.S. 10-Year Note Futures, Call, January 2005                      113.00     01/21/2005       50,000            10,156
                                                                                                        ---------------
   Total (Cost - $33,458)

                                                                 COUPON                      FACE
                                                                  RATE         MATURITY     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 1.3%
U.S. Treasury Bill++~~                                              1.676%    01/13/2005      400,000   $       399,804
U.S. Treasury Bill++                                                2.283%    05/05/2005    1,000,000           991,918
                                                                                                        ---------------
   Total (Cost - $1,392,109)                                                                                  1,391,722
                                                                                                        ---------------
TOTAL INVESTMENTS - 155.9% (COST - $176,018,920)                                                            176,355,415
LIABILITIES, NET OF OTHER ASSETS - (55.9%)                                                                  (63,199,646)
                                                                                                        ---------------
NET ASSETS - 100.0%                                                                                     $   113,155,769
                                                                                                        ===============

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2004 was as follows:

            UNREALIZED        UNREALIZED                               TAX
           APPRECIATION      DEPRECIATION           NET               COST
--------------------------------------------------------------------------------
          $     1,633,095   $     1,305,180   $       327,915    $   176,027,500

SUMMARY OF ABBREVIATIONS

FHLMC     Freddie Mac
FNMA      Fannie Mae
FRN       Floating Rate Note
GNMA      Ginnie Mae
TBA       To Be Announced - Security is subject to delayed delivery.
Vendee    Veterans Administration
Z Bonds A bond on which interest accrues but is not currently paid to the investor but rather is added to the principal balance, becoming payable upon satisfaction of all prior bond classes. The securities are currently paying interest.

^^ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, this security was valued at $558,507, or 0.5% of net assets. The Board of Directors has deemed this security to be illiquid.
~~~  Illiquid securities, which represent 12.2% of net assets.
#    Face amount shown represents amortized cost.
++   Interest rate shown represents yield to maturity at date of purchase.
~~ Security is held in a margin account as collateral for open financial futures contracts.

  ASSET CLASS SUMMARY
  (SHOWING PERCENTAGE OF NET ASSETS)
  DECEMBER 31, 2004

CLASSIFICATION                           % OF NET ASSETS
--------------------------------------------------------
Mortgage Pass-Through Securities               98.1%
Collateralized Mortgage Obligations            33.4
Mortgage Derivatives                           11.7
Commercial Mortgage-Backed Securities           8.8
Agency Obligations                              2.0
Short-Term Securities                           1.3
Asset-Backed Security                           0.6
Options on Futures                              0.0*
Futures                                        (0.0)*
Swaps                                          (0.0)*
Liabilities, Net of Other Assets              (55.9)
                                              -----
                                              100.0%
                                              =====

*    Rounds to less than 0.1% or (0.1%).

See Notes to Financial Statements.

FFTW FUNDS, INC.

WORLDWIDE PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)           VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) -- 10.5%

AUTO LOANS -- 2.4%
General Motors Acceptance Corp. Swift Trust, Ser. 1999-1,
 Class A^^                                                          5.000%    01/18/2005    EUR         600,000   $       816,181
Volkswagon Credit Auto Master Trust, Ser. 2000-1, Class A
 (FRN)                                                              2.565%    08/20/2007              3,600,000         3,603,597
                                                                                                                  ---------------
                                                                                                                        4,419,778
                                                                                                                  ---------------

CREDIT CARDS -- 1.0%
Chester Asset Receivables Dealings plc, Deal 11, Ser. A
 (United Kingdom)                                                   6.125%    10/15/2010    EUR         900,000         1,402,912
Chester Asset Receivables Dealings plc, Deal 5
 (Cayman Islands)                                                   6.625%    03/17/2008    GBP         190,000           381,776
                                                                                                                  ---------------
                                                                                                                        1,784,688
                                                                                                                  ---------------

HOME EQUITY LOANS - FLOATING RATE -- 5.0%
Centex Home Equity, Ser. 2004-A, Class AV2 (FRN)                    2.698%    01/25/2034              1,491,142         1,491,610
Long Beach Mortgage Loan Trust, Ser. 2004-1, Class A3
 (FRN)                                                              2.718%    02/25/2034              1,505,080         1,505,307
Novastar Home Equity Loan, Ser. 2003-1, Class A1
 (FRN)                                                              2.798%    05/25/2033                640,803           641,480
Option One Mortgage Loan Trust, Ser. 2002-1, Class A
 (FRN)                                                              2.708%    02/25/2032                135,937           136,081
Residential Asset Mortgage Products, Inc., Ser. 2003-RZ5,
 Class AV (FRN)                                                     2.748%    12/25/2033              2,235,042         2,242,270
Residential Asset Mortgage Products, Inc., Ser. 2004-RS4,
 Class A2B1 (FRN)                                                   2.678%    04/25/2034              2,422,034         2,422,078
Residential Asset Securities Corp., Ser. 2003-KS7,
 Class AIIB (FRN)                                                   2.738%    09/25/2033                880,086           879,901
                                                                                                                  ---------------
                                                                                                                        9,318,727
                                                                                                                  ---------------

LOAN OBLIGATION -- 1.7%
Shinsei Funding SPC, Ser. 2001-2X, Class A, Reg S (FRN)
 (Japan)                                                            0.406%    10/25/2008    JPY     320,000,000         3,128,486
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)           VALUE
---------------------------------------------------------------------------------------------------------------------------------
OTHER ABS -- 0.4%
G&M Finance Ltd., Ser. 1A, Class 1 (FRN)
 (Cayman Islands)^^                                                 2.281%    01/07/2010                206,350   $       206,247
Life Funding Co., Ser. 2001-1A, Class A1, 144A (FRN)
 (Cayman Islands)^^                                                 0.445%    10/14/2008    JPY      57,077,400           556,737
                                                                                                                  ---------------
                                                                                                                          762,984
                                                                                                                  ---------------
   Total (Cost - $18,138,056)                                                                                          19,414,663
                                                                                                                  ---------------

CORPORATE OBLIGATIONS -- 19.0%

BASIC INDUSTRY -- 0.2%
Linde Finance BV (Netherlands) (FRN)*                               6.000%    07/03/2013    EUR         190,000           284,419
                                                                                                                  ---------------

CAPITAL GOODS -- 0.3%
EADS Finance BV (EMTN) (Netherlands)                                4.625%    03/03/2010    EUR         390,000           559,434
                                                                                                                  ---------------

COMMUNICATIONS -- 1.8%
Deutsche Telekom International Finance (EMTN) (Netherlands)         7.500%    01/24/2033    EUR         300,000           548,050
Deutsche Telekom International Finance (Netherlands)                9.250%    06/01/2032                280,000           398,464
France Telecom (France)                                             8.500%    03/01/2031              1,280,000         1,735,158
Sogerim (EMTN) (Luxembourg)                                         6.125%    04/20/2006    EUR         139,000           197,474
Telecom Italia Capital, 144A (Luxembourg)^^~~~                      4.000%    01/15/2010                540,000           529,463
                                                                                                                  ---------------
                                                                                                                        3,408,609
                                                                                                                  ---------------

CONSUMER CYCLICAL -- 0.8%

AUTOMOTIVE -- 0.6%
Ford Motor Co.                                                      6.375%    02/01/2029                305,000           274,480
Ford Motor Credit Co.                                               7.000%    10/01/2013                 90,000            95,412
General Motors Acceptance Corp. (MTN)                               5.250%    05/16/2005                440,000           444,087
General Motors Acceptance Corp. (MTN)                               4.375%    12/10/2007                410,000           404,224
                                                                                                                  ---------------
                                                                                                                        1,218,203
                                                                                                                  ---------------

LODGING -- 0.2%
Hilton Group Finance plc (EMTN) (United Kingdom)                    6.500%    07/17/2009    EUR         220,000           336,534
                                                                                                                  ---------------
                                                                                                                        1,554,737
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)           VALUE
---------------------------------------------------------------------------------------------------------------------------------
ENERGY -- 0.1%
Petronas Capital Ltd., Reg S (Malaysia)                             6.375%    05/22/2009    EUR         100,000   $       152,263
                                                                                                                  ---------------

FINANCE -- 13.6%

BANKING -- 8.3%
Allied Irish Banks Ltd. (FRN) (Ireland)*                            7.500%    02/28/2011    EUR         140,000           227,362
Barclays Bank plc (United Kingdom)                                  5.750%    03/08/2011    EUR         620,000           943,792
Credit Suisse Group Capital Guernsey V Ltd. (FRN)
 (Channel Islands)*                                                 6.905%    11/07/2011    EUR         410,000           650,528
Credit Suisse Group Finance                                         6.375%    06/07/2013    EUR         470,000           749,707
Danske Bank A/S (EMTN) (FRN)                                        5.125%    11/12/2012    EUR         170,000           248,172
HBOS plc (EMTN) (United Kingdom)                                    5.500%    07/27/2009    EUR         110,000           163,240
HBOS plc (FRN)^^*                                                   5.375%    11/01/2013              1,110,000         1,138,090
HSBC Bank USA (FRN)                                                 2.200%    05/04/2006              3,400,000         3,400,000
HSBC Finance Corp.                                                  5.875%    03/31/2008    EUR         200,000           295,054
JP Morgan Chase & Co.                                               5.125%    09/15/2014                480,000           483,149
Mizuho Finance (Cayman Islands) (FRN)                               4.750%    04/15/2014    EUR         540,000           768,324
Nordbanken Regs (FRN) (Sweden)                                      6.000%    12/13/2010    EUR         140,000           196,201
Nordea Bank Finland plc (FRN) (Finland)                             5.750%    03/26/2014    EUR         700,000         1,045,254
Rabobank Capital Funding III (FRN)^^*~~~                            5.254%    12/31/2016                710,000           706,141
RBS Capital Trust A (FRN) (United Kingdom)*                         6.467%    06/30/2012    EUR         180,000           283,102
RBS Capital Trust I (FRN)*                                          4.709%    07/01/2013                330,000           321,485
San Paolo IMI (EMTN) (Italy)                                        6.375%    04/06/2010    EUR         260,000           402,339
Svenska Handelsbanken (Sweden)                                      5.500%    03/07/2011    EUR         200,000           280,735
Svenska Handelsbanken (Sweden)                                      5.125%    12/28/2011    EUR         200,000           284,132
UBS Preferred Funding Trust I (FRN)*                                8.622%    10/01/2010                330,000           396,666
Unicredito Italiano SpA (Italy) (FRN)                               6.250%    06/14/2010    EUR         280,000           386,870
Wells Fargo & Co. (FRN)                                             2.590%    03/23/2007              2,000,000         2,000,866
                                                                                                                  ---------------
                                                                                                                       15,371,209
                                                                                                                  ---------------

BROKERAGE -- 2.4%
Goldman Sachs Capital I                                             6.345%    02/15/2034                190,000           197,848
Goldman Sachs Group Inc.                                            4.250%    08/04/2010    EUR         220,000           309,671
Merrill Lynch & Co. (MTN)                                           4.500%    11/04/2010                230,000           231,503
Morgan Stanley                                                      4.000%    01/15/2010              3,510,000         3,470,126
Morgan Stanley                                                      4.750%    04/01/2014                290,000           282,578
                                                                                                                  ---------------
                                                                                                                        4,491,726
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)           VALUE
---------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.5%
Hutchison Whampoa International Ltd. (Cayman Islands)^^             5.450%    11/24/2010                790,000   $       818,186
                                                                                                                  ---------------

FINANCE COMPANIES -- 1.1%
Core Investment Grade Trust                                         4.727%    11/30/2007              1,980,000         2,025,857
                                                                                                                  ---------------

INSURANCE -- 0.6%
Allianz AG (Germany)                                                5.500%    12/31/2049    EUR         300,000           441,628
Munich Re Finance BV (Netherlands)                                  6.750%    06/21/2023    EUR         380,000           598,847
                                                                                                                  ---------------
                                                                                                                        1,040,475
                                                                                                                  ---------------

NON-CAPTIVE CONSUMER -- 0.7%
Household Finance Corp.                                             4.125%    11/16/2009                810,000           805,645
MBNA Europe Funding plc (EMTN) (United Kingdom)                     4.500%    01/23/2009    EUR         400,000           566,497
                                                                                                                  ---------------
                                                                                                                        1,372,142
                                                                                                                  ---------------
                                                                                                                       25,119,595
                                                                                                                  ---------------

MEDIA NON-CABLE -- 0.2%
Pearson Dollar Finance plc (United Kingdom)^^                       4.700%    06/01/2009                380,000           387,295
                                                                                                                  ---------------

UTILITIES -- 2.0%

ELECTRIC -- 1.2%
Dominion Resources Inc.                                             5.200%    01/15/2016                370,000           366,720
Nisource Finance Corp.                                              7.875%    11/15/2010                370,000           434,964
Nisource Finance Corp.                                              5.400%    07/15/2014                600,000           614,803
Southern Power Co.                                                  4.875%    07/15/2015                830,000           817,108
                                                                                                                  ---------------
                                                                                                                        2,233,595
                                                                                                                  ---------------

NATURAL GAS-PIPELINES -- 0.8%
Kinder Morgan Energy Partners                                       5.125%    11/15/2014                280,000           280,517
NGG Finance plc (United Kingdom)                                    6.125%    08/23/2011    EUR         820,000         1,266,588
                                                                                                                  ---------------
                                                                                                                        1,547,105
                                                                                                                  ---------------
                                                                                                                        3,780,700
                                                                                                                  ---------------
   Total (Cost - $32,651,643)                                                                                          35,247,052
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)           VALUE
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 28.8%

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 8.9%

CMO FLOATER -- 5.2%

CMO FLOATER - FHLMC -- 0.9%
FHLMC, Ser. 1686, Class FA (FRN)                                    3.338%    02/15/2024                 43,884   $        44,841
FHLMC, Ser. 2033, Class FD (FRN)                                    3.903%    04/15/2024                202,554           208,328
FHLMC, Ser. 2071, Class F (FRN)                                     2.903%    07/15/2028                 74,516            75,021
FHLMC, Ser. 2157, Class F (FRN)                                     2.753%    05/15/2029                189,440           189,769
FHLMC, Ser. 2334, Class FA (FRN)                                    2.903%    07/15/2031                101,268           101,894
FHLMC, Ser. 2396, Class FM (FRN)                                    2.853%    12/15/2031                115,585           116,006
FHLMC, Ser. 2410, Class FY (FRN)                                    2.903%    02/15/2032                359,037           361,199
FHLMC, Ser. 2424, Class FY (FRN)                                    2.853%    03/15/2032                 52,044            52,323
FHLMC, Ser. 2470, Class EF (FRN)                                    3.403%    03/15/2032                115,426           117,518
FHLMC, Ser. 2557, Class WF (FRN)                                    2.803%    01/15/2033                191,055           192,038
FHLMC-GNMA, Ser. 20, Class F (FRN)                                  3.038%    10/25/2023                183,652           185,292
                                                                                                                  ---------------
                                                                                                                        1,644,229
                                                                                                                  ---------------

CMO FLOATER - FNMA -- 2.6%
FNMA Ser. 2002-7, Class FD (FRN)                                    3.118%    04/25/2029                877,147           885,851
FNMA, Ser. 1993-174, Class F (FRN)                                  3.188%    09/25/2008                  4,378             4,399
FNMA, Ser. 1993-247, Class FE (FRN)                                 3.438%    12/25/2023                715,513           730,455
FNMA, Ser. 1997-42, Class FD (FRN)                                  3.938%    07/18/2027                 91,556            93,373
FNMA, Ser. 1998-22, Class FA (FRN)                                  2.810%    04/18/2028                216,614           217,770
FNMA, Ser. 1999-47, Class JF (FRN)                                  3.060%    11/18/2027                 50,551            50,740
FNMA, Ser. 1999-57, Class FC (FRN)                                  2.660%    11/17/2029                354,091           354,501
FNMA, Ser. 2001-46, Class F (FRN)                                   2.810%    09/18/2031                634,378           637,876
FNMA, Ser. 2001-61, Class FM (FRN)                                  2.660%    10/18/2016                167,202           167,808
FNMA, Ser. 2002-36, Class FK (FRN)                                  2.868%    12/25/2029                437,358           438,569
FNMA, Ser. 2002-38, Class FG (FRN)                                  2.660%    12/18/2026                760,826           761,681
FNMA, Ser. 2002-60, Class FH (FRN)                                  3.418%    08/25/2032                 82,646            83,812
FNMA, Ser. 2002-66, Class FG (FRN)                                  3.418%    09/25/2032                131,527           134,093
FNMA, Ser. 2003-16, Class NF (FRN)                                  2.868%    03/25/2018                320,846           322,908
                                                                                                                  ---------------
                                                                                                                        4,883,836
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)           VALUE
---------------------------------------------------------------------------------------------------------------------------------
CMO FLOATER - GNMA -- 0.7%
GNMA, Ser. 1999-27, Class FE (FRN)                                  2.807%    08/16/2029                151,069   $       151,686
GNMA, Ser. 1999-46, Class FJ (FRN)                                  2.857%    12/16/2029                324,418           326,248
GNMA, Ser. 2000-30, Class F (FRN)                                   2.957%    12/16/2022                570,053           574,551
GNMA, Ser. 2000-8, Class FA (FRN)                                   2.957%    01/16/2030                175,671           177,042
                                                                                                                  ---------------
                                                                                                                        1,229,527
                                                                                                                  ---------------

CMO FLOATER - OTHER -- 1.0%
Bank of America Mortgage Securities, Ser. 2003-10,
 Class 1A6 (FRN)                                                    2.868%    01/25/2034                675,678           676,929
Countrywide Alternative Loan Trust, Ser. 2004-18CB,
  Class 2A5 (FRN)                                                   2.868%    09/25/2034                540,936           541,442
Countrywide Home Loans, Ser. 2003-3, Class A6 (FRN)                 2.918%    04/25/2018                593,174           594,482
Credit Suisse First Boston Mortgage Securities Corp.,
 Ser. 2003-1, Class 2A4 (FRN)                                       3.018%    01/25/2033                121,092           121,314
Master Asset Securitization Trust, Ser. 2003-1, Class 2A19
 (FRN)                                                              2.968%    02/25/2033                 20,544            20,557
                                                                                                                  ---------------
                                                                                                                        1,954,724
                                                                                                                  ---------------
                                                                                                                        9,712,316
                                                                                                                  ---------------

INVERSE FLOATING RATE -- 0.1%
FNMA, Ser. 2003-117, Class DS (FRN)                                15.098%    12/25/2033                128,941           131,200
                                                                                                                  ---------------

PLANNED AMORTIZATION CLASS (PAC) -- 3.2%
FHLMC, Ser. 2236, Class PB                                          7.500%    09/15/2025                 29,617            29,617
FHLMC, Ser. 2389, Class EH                                          6.000%    05/15/2030                735,407           747,082
FHLMC, Ser. 2543, Class XC                                          4.500%    09/15/2012                651,449           655,162
FHLMC, Ser. 2543, Class XJ                                          4.500%    10/15/2012              1,010,000         1,021,009
FHLMC, Ser. 2562, Class PC                                          4.500%    02/15/2013              1,030,000         1,037,243
FNMA, Ser. 2002-82, Class XJ                                        4.500%    09/25/2012                625,046           628,932
FNMA, Ser. 2003-8, Class QB                                         4.500%    12/25/2012              1,270,000         1,280,414
Wells Fargo Mortgage-Backed Securities Trust,
 Ser. 2003-2, Class A8                                              4.250%    02/25/2018                481,278           483,406
                                                                                                                  ---------------
                                                                                                                        5,882,865
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)           VALUE
---------------------------------------------------------------------------------------------------------------------------------
Z BONDS -- 0.4%
FHLMC, Ser. 2247, Class Z                                           7.500%    08/15/2030                212,689   $       218,504
FNMA, Ser. 1997-43, Class ZD                                        7.500%    06/17/2027                415,519           438,791
                                                                                                                  ---------------
                                                                                                                          657,295
                                                                                                                  ---------------
                                                                                                                       16,383,676
                                                                                                                  ---------------

MORTGAGE DERIVATIVES -- 0.6%

INTEREST ONLY (IO) -- 0.6%

IO - PAC -- 0.1%
FNMA, Ser. 2003-59, Class IL~~~#++                                  8.526%    12/25/2031                 34,367            32,973
FNMA, Ser. 2003-92, Class IH~~~#++                                  8.916%    06/25/2023                113,397           109,422
                                                                                                                  ---------------
                                                                                                                          142,395
                                                                                                                  ---------------

IO - VETERANS ADMINISTRATION (VENDEE) -- 0.1%

Vendee Mortgage Trust, Ser. 1994-2, Class 3IO (FRN)~~~#++          12.820%    06/15/2024                  1,185             1,160
Vendee Mortgage Trust, Ser. 1994-3B, Class 2IO (FRN)~~~#++         25.111%    09/15/2024                  1,724             2,101
Vendee Mortgage Trust, Ser. 1997-1, Class IO (FRN)~~~#++           11.892%    02/15/2027                 55,298            34,636
Vendee Mortgage Trust, Ser. 2000-1, Class 2IO (FRN)~~~#++          10.265%    01/15/2030                 19,165            18,015
Vendee Mortgage Trust, Ser. 2001-2, Class IO (FRN)~~~#++            5.867%    02/15/2031                 27,678            27,268
Vendee Mortgage Trust, Ser. 2002-2, Class IO (FRN)~~~#++           12.250%    01/15/2032                 31,368            24,774
Vendee Mortgage Trust, Ser. 2002-3, Class IO (FRN)~~~#++           10.500%    08/15/2032                 54,204            50,948
Vendee Mortgage Trust, Ser. 2003-1, Class IO (FRN)~~~#++            6.841%    11/15/2032                 20,912            37,290
                                                                                                                  ---------------
                                                                                                                          196,192
                                                                                                                  ---------------

INVERSE IO -- 0.4%

FHLMC, Ser. 2594, Class SE (FRN)~~~#++                             22.492%    10/15/2030                 48,843            62,060
FHLMC, Ser. 2716, Class SI (FRN)~~~#++                             15.915%    10/15/2030                266,946           287,176
FNMA, Ser. 2003-34, Class WS (FRN)~~~#++                           16.032%    05/25/2033                102,983            98,847
FNMA, Ser. 2003-73, Class GS (FRN)~~~#++                           28.352%    05/25/2031                103,910           114,010
GNMA, Ser. 2003-63, Class US (FRN)~~~#++                           35.656%    07/20/2030                144,081           139,278
                                                                                                                  ---------------
                                                                                                                          701,371
                                                                                                                  ---------------
                                                                                                                        1,039,958
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL ONLY -- 0.0%
FHLMC, Ser. 2736, Class BO~~~#++                                   12.144%    01/15/2034                132,859   $       114,342
                                                                                                                  ---------------
                                                                                                                        1,154,300
                                                                                                                  ---------------

MORTGAGE PASS-THROUGH SECURITIES (MPTS) -- 18.9%

MPTS - FHLMC - POOLS -- 2.1%
FHLMC Gold Pool #A11796                                             5.500%    08/01/2033                917,510           932,939
FHLMC Gold Pool #A12446                                             6.500%    08/01/2033                187,409           196,694
FHLMC Gold Pool #A13465                                             6.500%    09/01/2033                 79,555            83,496
FHLMC Gold Pool #A14279                                             6.000%    10/01/2033                420,327           434,394
FHLMC Gold Pool #A14986                                             6.500%    11/01/2033                120,958           126,951
FHLMC Gold Pool #C66588                                             7.000%    04/01/2032                161,030           170,667
FHLMC Gold Pool #C78985                                             5.000%    05/01/2033              1,014,519         1,010,556
FHLMC Gold Pool #E98340                                             5.000%    08/01/2018                894,081           908,692
                                                                                                                  ---------------
                                                                                                                        3,864,389
                                                                                                                  ---------------

MPTS - FNMA -- 15.5%

FNMA - POOLS -- 6.9%
FNMA Pool #251985                                                   6.500%    10/01/2028                 52,947            55,639
FNMA Pool #252439                                                   6.500%    05/01/2029                 62,280            65,421
FNMA Pool #404129                                                   6.500%    12/01/2027                 66,679            70,108
FNMA Pool #567016                                                   8.000%    11/01/2030                335,810           364,121
FNMA Pool #597424                                                   7.500%    09/01/2031                110,995           118,926
FNMA Pool #644171                                                   7.000%    06/01/2032                125,529           133,070
FNMA Pool #646091                                                   7.000%    06/01/2032                113,086           119,879
FNMA Pool #720696                                                   4.500%    06/01/2033                180,917           175,179
FNMA Pool #725232                                                   5.000%    03/01/2034              8,401,912         8,352,625
FNMA Pool #725249                                                   5.000%    03/01/2004                270,883           269,294
FNMA Pool #737263                                                   6.000%    09/01/2033                111,201           115,037
FNMA Pool #737345                                                   6.000%    09/01/2033                797,997           825,519
FNMA Pool #737401                                                   6.000%    09/01/2033                801,875           829,530
FNMA Pool #747529                                                   4.500%    10/01/2033                279,768           270,895
FNMA Pool #747682                                                   6.500%    11/01/2033                799,982           839,205
FNMA Pool #753235                                                   6.500%    11/01/2033                114,533           120,148
                                                                                                                  ---------------
                                                                                                                       12,724,596
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
FNMA - TBA -- 8.6%
FNMA TBA                                                            4.500%    01/01/2020              2,000,000   $     1,993,124
FNMA TBA                                                            5.000%    01/01/2035              8,000,000         7,935,000
FNMA TBA                                                            5.500%    01/01/2035              5,000,000         5,075,000
FNMA TBA                                                            6.500%    01/01/2035              1,000,000         1,048,438
                                                                                                                  ---------------
                                                                                                                       16,051,562
                                                                                                                  ---------------
                                                                                                                       28,776,158
                                                                                                                  ---------------

MPTS - GNMA - POOLS -- 1.3%
GNMA Pool #498277                                                   7.500%    06/15/2031                 93,776           100,716
GNMA Pool #536371                                                   8.000%    11/15/2030                 40,515            43,985
GNMA Pool #550976                                                   7.000%    10/15/2031                272,517           289,654
GNMA Pool #552713                                                   7.000%    08/15/2032                 69,103            73,443
GNMA Pool #564121                                                   7.500%    07/15/2031                 48,966            52,589
GNMA Pool #564375                                                   7.000%    09/15/2031                229,808           244,259
GNMA Pool #587735                                                   6.500%    08/15/2032              1,232,951         1,299,042
GNMA Pool #616094                                                   6.000%    11/15/2033                207,768           215,471
                                                                                                                  ---------------
                                                                                                                        2,319,159
                                                                                                                  ---------------
                                                                                                                       34,959,706
                                                                                                                  ---------------

NON-U.S. RESIDENTIAL MORTGAGE-BACKED SECURITIES -- 0.4%
Dutch Mortgage Backed Securities BV, Ser. 2000-1,
  Class A2 (FRN) (Netherlands)                                      5.875%    12/02/2076    EUR         500,000           725,432
                                                                                                                  ---------------
    Total (Cost - $52,890,820)                                                                                         53,223,114
                                                                                                                  ---------------

SOVEREIGN OBLIGATIONS -- 43.3%

DENMARK -- 0.6%
Kingdom of Denmark                                                  7.000%    11/10/2024    DKK       4,400,000         1,103,755
                                                                                                                  ---------------

FRANCE -- 11.9%
France O.A.T                                                        4.000%    04/25/2013    EUR         930,000         1,308,355
France O.A.T                                                        5.750%    10/25/2032    EUR       8,670,000        14,571,790
Government of France                                                4.000%    10/25/2013    EUR       4,390,000         6,152,971
                                                                                                                  ---------------
                                                                                                                       22,033,116
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
GERMANY -- 0.2%
Bundesrepublik Deutschland, Ser. 99                                 3.750%    01/04/2009    EUR         290,000   $       406,932
                                                                                                                  ---------------

ICELAND -- 3.0%
Housing Finance Fund                                                3.750%    04/15/2034    ISK      51,000,000           846,198
Housing Finance Fund                                                3.750%    06/15/2044    ISK     280,056,083         4,753,323
                                                                                                                  ---------------
                                                                                                                        5,599,521
                                                                                                                  ---------------

JAPAN -- 9.1%
Japanese Government, Ser. 256                                       1.400%    12/20/2013    JPY   1,137,000,000        11,189,392
Japanese Government, Ser. 72                                        2.100%    09/20/2024    JPY     559,000,000         5,527,597
                                                                                                                  ---------------
                                                                                                                       16,716,989
                                                                                                                  ---------------

NETHERLANDS -- 5.8%
Netherlands Government                                              3.750%    07/15/2009    EUR       5,820,000         8,167,201
Netherlands Government                                              7.500%    01/15/2023    EUR       1,320,000         2,566,366
                                                                                                                  ---------------
                                                                                                                       10,733,567
                                                                                                                  ---------------

NEW ZEALAND -- 1.6%
New Zealand Government Indexed-Linked Bond                          4.500%    02/15/2016    NZD       2,630,000         2,457,101
New Zealand Government, Ser. 1111                                   6.000%    11/15/2011    NZD          60,000            43,346
New Zealand Government, Ser. 413                                    6.500%    04/15/2013    NZD         690,000           514,910
                                                                                                                  ---------------
                                                                                                                        3,015,357
                                                                                                                  ---------------

SUPRANATIONAL -- 0.1%
European Investment Bank                                            5.500%    12/07/2009    GBP         118,000           233,512
                                                                                                                  ---------------

SWEDEN -- 3.5%
Swedish Government, Ser. 1044                                       3.500%    04/20/2006    SEK      36,000,000         5,499,082
Swedish Government, Ser. 1037                                       8.000%    08/15/2007    SEK       6,100,000         1,037,718
                                                                                                                  ---------------
                                                                                                                        6,536,800
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 5.8%
U.K. Treasury Bond                                                  5.000%    09/07/2014    GBP       3,350,000   $     6,662,562
U.K. Treasury Bond                                                  4.250%    06/07/2032    GBP         620,000         1,156,175
U.K. Treasury Bond                                                  4.750%    12/07/2038    GBP       1,430,000         2,918,909
                                                                                                                  ---------------
                                                                                                                       10,737,646
                                                                                                                  ---------------

UNITED STATES -- 1.7%
U.S. Treasury Bond                                                  5.375%    02/15/2031              2,830,000         3,060,158
                                                                                                                  ---------------
   Total (Cost - $72,519,855)                                                                                          80,177,353
                                                                                                                  ---------------

SHORT-TERM SECURITIES -- 0.6%
U.S. Treasury Bill++~~                                              1.767%    01/13/2005                200,000           199,902
U.S. Treasury Bill++~~                                              2.388%    06/09/2005                940,000           929,953
                                                                                                                  ---------------
   Total (Cost - $1,129,943)                                                                                            1,129,855
                                                                                                                  ---------------
TOTAL INVESTMENTS - 102.2% (COST - $177,330,317)                                                                      189,192,037
LIABILITIES, NET OF OTHER ASSETS - (2.2%)                                                                              (4,159,449)
                                                                                                                  ---------------
NET ASSETS - 100.0%                                                                                               $   185,032,588
                                                                                                                  ===============


The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2004 was as follows:

                UNREALIZED               UNREALIZED                                            TAX
               APPRECIATION             DEPRECIATION                    NET                    COST
--------------------------------------------------------------------------------------------------------
               $ 10,295,585             $    258,552               $  10,037,033          $  179,155,004

SUMMARY OF ABBREVIATIONS
DKK       Danish Krone
EMTN      Euro Medium-Term Note
FHLMC     Freddie Mac
FNMA      Fannie Mae
FRN       Floating Rate Note
GBP       Great British Pound
GNMA      Ginnie Mae
ISK       Icelandic Krona
JPY       Japanese Yen
MTN       Medium-Term Note
NZD       New Zealand Dollar

O.A.T. Obligation Assimilable du Tresor (French government long-term debt instrument)
SEK      Swedish Krona
TBA      To Be Announced - Security is subject to delayed delivery.
Vendee   Veterans Administration
Z Bonds A bond on which interest accrues but is not currently paid to the investor but rather is added to the principal balance, becoming payable upon satisfaction of all prior bond classes. The securities are currently paying interest.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
^^ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities were valued at $5,158,340, or 2.8% of net assets. The Board of Directors has deemed securities valued at $3,922,736, or 2.1% of net assets, to be liquid.
*    Perpetual bond. Maturity date shown is next call date.
~~~  Illiquid securities, which represent 1.3% of net assets.
#    Face amount shown represents amortized cost.
++   Interest rate shown represents yield to maturity at date of purchase.
~~ Security, or portion thereof, is held in a margin account as collateral for open financial futures contracts.

  ASSET CLASS SUMMARY
  (SHOWING PERCENTAGE OF NET ASSETS)
  DECEMBER 31, 2004

CLASSIFICATION                                          % OF NET ASSETS
-----------------------------------------------------------------------
Sovereign Obligations                                              43.3%
Mortgage-Backed Securities                                         28.8
Corporate Obligations                                              19.0
Asset-Backed Securities                                            10.5
Forward Foreign Exchange Contracts                                  1.3
Short-Term Securities                                               0.6
Futures                                                            (0.1)
Liabilities, Net of Other Assets                                   (3.4)
                                                                  -----
                                                                  100.0%
                                                                  =====

See Notes to Financial Statements.

FFTW FUNDS, INC.

WORLDWIDE CORE PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITY - CREDIT CARDS -- 2.3%
Chester Asset Receivables Dealings plc, Deal 5
 (Cayman Islands)                                                   6.625%    03/17/2008    GBP         640,000   $     1,285,983
                                                                                                                  ---------------
   Total (Cost - $1,023,140)

CORPORATE OBLIGATIONS -- 21.4%

BASIC INDUSTRY -- 0.2%
Linde Finance BV (Netherlands) (FRN)*                               6.000%    07/03/2013    EUR          60,000            89,817
                                                                                                                  ---------------

CAPITAL GOODS -- 0.4%
EADS Finance BV (EMTN) (Netherlands)                                4.625%    03/03/2010    EUR         160,000           229,511
                                                                                                                  ---------------

COMMUNICATIONS -- 2.9%
Deutsche Telekom International Finance (EMTN) (Netherlands)         7.500%    01/24/2033    EUR         180,000           328,830
Deutsche Telekom International Finance (Netherlands)                9.250%    06/01/2032                310,000           441,157
France Telecom (France)                                             8.500%    03/01/2031                340,000           460,901
Sogerim (EMTN) (Luxembourg)                                         6.125%    04/20/2006    EUR         139,000           197,474
Telecom Italia Capital, 144A (Luxembourg)^^~~~                      4.000%    01/15/2010                140,000           137,268
                                                                                                                  ---------------
                                                                                                                        1,565,630
                                                                                                                  ---------------

CONSUMER CYCLICAL -- 2.2%

AUTOMOTIVE -- 1.7%
Ford Motor Co.                                                      6.375%    02/01/2029                200,000           179,987
Ford Motor Credit Co.                                               7.000%    10/01/2013                 10,000            10,601
General Motors Acceptance Corp. (MTN)                               5.250%    05/16/2005                200,000           201,858
General Motors Acceptance Corp. (MTN)                               4.375%    12/10/2007                560,000           552,111
                                                                                                                  ---------------
                                                                                                                          944,557
                                                                                                                  ---------------

LODGING -- 0.2%
Hilton Group Finance plc (EMTN) (United Kingdom)                    6.500%    07/17/2009    EUR          80,000           122,376
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
RETAILERS -- 0.3%
CVS Corp.^^~~~                                                      5.298%    01/11/2027                160,000   $       160,000
                                                                                                                  ---------------
                                                                                                                        1,226,933

FINANCE -- 13.5%

BANKING -- 9.1%
Allied Irish Banks Ltd. (FRN) (Ireland)*                            7.500%    02/28/2011    EUR         100,000           162,401
Credit Suisse Group Capital Guernsey V Ltd.
 (FRN) (Channel Islands)*                                           6.905%    11/07/2011    EUR         250,000           396,663
JP Morgan Chase & Co.                                               5.125%    09/15/2014                160,000           161,050
JP Morgan Chase & Co. (FRN)                                         2.610%    02/24/2005                500,000           500,088
Mizuho Finance (Cayman Islands) (FRN)                               4.750%    04/15/2014    EUR         100,000           142,282
Nordbanken Regs (FRN) (Sweden)                                      6.000%    12/13/2010    EUR         220,000           308,316
Nordea Bank Finland plc (FRN) (Finland)                             5.750%    03/26/2014    EUR         210,000           313,576
Rabobank Capital Funding III (FRN)*^^~~~                            5.254%    12/31/2016                230,000           228,750
RBS Capital Trust A (FRN) (United Kingdom)*                         6.467%    06/30/2012    EUR         110,000           173,007
RBS Capital Trust I (FRN)*                                          4.709%    07/01/2013                150,000           146,129
San Paolo IMI (EMTN) (Italy)                                        6.375%    04/06/2010    EUR         510,000           789,203
Unicredito Italiano SpA (Italy) (FRN)                               6.250%    06/14/2010    EUR         460,000           635,572
Wells Fargo & Co. (FRN)                                             2.590%    03/23/2007              1,000,000         1,000,433
                                                                                                                  ---------------
                                                                                                                        4,957,470
                                                                                                                  ---------------

BROKERAGE -- 3.1%
Goldman Sachs Capital I                                             6.345%    02/15/2034                130,000           135,370
Goldman Sachs Group, Inc.                                           5.000%    10/01/2014                470,000           469,336
Morgan Stanley                                                      4.000%    01/15/2010              1,080,000         1,067,731
Morgan Stanley                                                      4.750%    04/01/2014                 30,000            29,232
                                                                                                                  ---------------
                                                                                                                        1,701,669
                                                                                                                  ---------------

CONGLOMERATES -- 0.2%
Hutchison Whampoa International Ltd. (Cayman Islands)^^             5.450%    11/24/2010                120,000           124,281
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
INSURANCE -- 0.7%
Allianz AG (Germany)                                                5.500%    12/31/2049    EUR         100,000   $       147,210
Munich Re Finance BV (Netherlands)                                  6.750%    06/21/2023    EUR         140,000           220,628
                                                                                                                  ---------------
                                                                                                                          367,838
                                                                                                                  ---------------

NON-CAPTIVE CONSUMER -- 0.4%
Household Finance Corp.                                             4.125%    11/16/2009                240,000           238,710
                                                                                                                  ---------------
                                                                                                                        7,389,968
                                                                                                                  ---------------

MEDIA NON-CABLE -- 0.2%
Pearson Dollar Finance plc (United Kingdom)^^                       4.700%    06/01/2009                110,000           112,112
                                                                                                                  ---------------

UTILITIES -- 2.0%

ELECTRIC -- 1.1%
Dominion Resources Inc.                                             5.200%    01/15/2016                 90,000            89,202
Nisource Finance Corp.                                              7.875%    11/15/2010                110,000           129,314
Nisource Finance Corp.                                              5.400%    07/15/2014                170,000           174,194
Southern Power Co.                                                  4.875%    07/15/2015                210,000           206,738
                                                                                                                  ---------------
                                                                                                                          599,448
                                                                                                                  ---------------

NATURAL GAS-PIPELINES -- 0.3%
Enbridge Energy Partners                                            5.350%    12/15/2014                 70,000            70,779
Kinder Morgan Energy Partners                                       5.125%    11/15/2014                 80,000            80,148
                                                                                                                  ---------------
                                                                                                                          150,927
                                                                                                                  ---------------

OTHER UTILITIES -- 0.6%
United Utility Water plc (United Kingdom)                           4.875%    03/18/2009    EUR         230,000           332,423
                                                                                                                  ---------------
                                                                                                                        1,082,798
                                                                                                                  ---------------
   Total (Cost - $10,322,280)                                                                                          11,696,769
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 30.5%

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 10.6%

CMO FLOATER -- 4.8%

CMO FLOATER - FHLMC -- 0.4%
FHLMC, Ser. 1686, Class FA (FRN)                                    3.338%    02/15/2024                 27,006   $        27,594
FHLMC, Ser. 2334, Class FA (FRN)                                    2.903%    07/15/2031                101,268           101,894
FHLMC, Ser. 2396, Class FM (FRN)                                    2.853%    12/15/2031                 57,792            58,003
                                                                                                                  ---------------
                                                                                                                          187,491
                                                                                                                  ---------------

CMO FLOATER - FNMA -- 2.9%
FNMA Ser. 2002-7, Class FD (FRN)                                    3.118%    04/25/2029                539,783           545,139
FNMA, Ser. 1993-174, Class F (FRN)                                  3.188%    09/25/2008                  8,756             8,798
FNMA, Ser. 1997-42, Class FD (FRN)                                  3.938%    07/18/2027                 65,397            66,695
FNMA, Ser. 1998-22, Class FA (FRN)                                  2.810%    04/18/2028                 98,889            99,417
FNMA, Ser. 1999-47, Class JF (FRN)                                  3.060%    11/18/2027                 84,252            84,567
FNMA, Ser. 2001-46, Class F (FRN)                                   2.810%    09/18/2031                271,876           273,375
FNMA, Ser. 2001-61, Class FM (FRN)                                  2.660%    10/18/2016                111,468           111,872
FNMA, Ser. 2002-38, Class FG (FRN)                                  2.660%    12/18/2026                217,379           217,623
FNMA, Ser. 2002-60, Class FH (FRN)                                  3.418%    08/25/2032                110,195           111,749
FNMA, Ser. 2002-66, Class FG (FRN)                                  3.418%    09/25/2032                 78,916            80,456
                                                                                                                  ---------------
                                                                                                                        1,599,691
                                                                                                                  ---------------

CMO FLOATER - OTHER -- 1.5%
Bank of America Mortgage Securities, Ser. 2003-10,
 Class 1A6 (FRN)                                                    2.868%    01/25/2034                337,839           338,465
Countrywide Alternative Loan Trust, Ser. 2004-18CB,
 Class 2A5 (FRN)                                                    2.868%    09/25/2034                180,312           180,481
Countrywide Home Loans, Ser. 2003-3, Class A6 (FRN)                 2.918%    04/25/2018                238,222           238,748
Credit Suisse First Boston Mortgage Securities Corp.,
 Ser. 2003-1, Class 2A4 (FRN)                                       3.018%    01/25/2033                 60,546            60,657
                                                                                                                  ---------------
                                                                                                                          818,351
                                                                                                                  ---------------
                                                                                                                        2,605,533
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
INVERSE FLOATING RATE -- 0.1%
FNMA, Ser. 2003-117, Class DS (FRN)                                15.098%    12/25/2033                 64,471   $        65,600

PLANNED AMORTIZATION CLASS (PAC) -- 5.0%
FHLMC, Ser. 2236, Class PB                                          7.500%    09/15/2025                 19,744            19,745
FHLMC, Ser. 2389, Class EH                                          6.000%    05/15/2030                294,163           298,833
FHLMC, Ser. 2543, Class XC                                          4.500%    09/15/2012                429,679           432,128
FHLMC, Ser. 2543, Class XJ                                          4.500%    10/15/2012                690,000           697,521
FHLMC, Ser. 2562, Class PC                                          4.500%    02/15/2013                690,000           694,852
FNMA, Ser. 2002-82, Class XJ                                        4.500%    09/25/2012                414,275           416,850
Wells Fargo Mortgage-Backed Securities Trust,
 Ser. 2003-2, Class A8                                              4.250%    02/25/2018                160,426           161,135
                                                                                                                  ---------------
                                                                                                                        2,721,064
                                                                                                                  ---------------

Z BONDS -- 0.7%
FHLMC, Ser. 2247, Class Z                                           7.500%    08/15/2030                141,793           145,669
FNMA, Ser. 1997-43, Class ZD                                        7.500%    06/17/2027                249,311           263,274
                                                                                                                  ---------------
                                                                                                                          408,943
                                                                                                                  ---------------
                                                                                                                        5,801,140
                                                                                                                  ---------------

MORTGAGE DERIVATIVES -- 0.9%

INTEREST ONLY (IO) -- 0.8%

IO - PAC -- 0.2%
FNMA, Ser. 2003-59, Class IL~~~#++                                  8.526%    12/25/2031                 51,495            49,460
FNMA, Ser. 2003-92, Class IH~~~#++                                  8.916%    06/25/2023                 56,699            54,711
                                                                                                                  ---------------
                                                                                                                          104,171
                                                                                                                  ---------------

IO - VETERANS ADMINISTRATION (VENDEE) -- 0.2%
Vendee Mortgage Trust, Ser. 1997-1, Class IO (FRN)~~~#++           11.892%    02/15/2027                 90,221            56,511
Vendee Mortgage Trust, Ser. 2000-1, Class 2IO (FRN)~~~#++          10.265%    01/15/2030                 23,783            21,867
Vendee Mortgage Trust, Ser. 2001-2, Class IO (FRN)~~~#++            5.867%    02/15/2031                 32,663            29,890
                                                                                                                  ---------------
                                                                                                                          108,268
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
INVERSE IO -- 0.4%
FHLMC, Ser. 2594, Class SE (FRN)~~~#++                             22.492%    10/15/2030                 29,306   $        37,236
FHLMC, Ser. 2716, Class SI (FRN)~~~#++                             15.915%    10/15/2030                 93,792           100,900
FNMA, Ser. 2003-34, Class WS (FRN)~~~#++                           16.032%    05/25/2033                 41,193            39,539
GNMA, Ser. 2003-63, Class US (FRN)~~~#++                           35.656%    07/20/2030                 71,612            69,639
                                                                                                                  ---------------
                                                                                                                          247,314
                                                                                                                  ---------------
                                                                                                                          459,753
                                                                                                                  ---------------

PRINCIPAL ONLY -- 0.1%
FHLMC, Ser. 2736, Class BO~~~#++                                   12.144%    01/15/2034                 66,426            57,171
                                                                                                                  ---------------
                                                                                                                          516,924
                                                                                                                  ---------------

MORTGAGE PASS-THROUGH SECURITIES (MPTS) -- 16.3%

MPTS - FHLMC - POOLS -- 2.4%
FHLMC Gold Pool #A11796                                             5.500%    08/01/2033                500,460           508,876
FHLMC Gold Pool #A12446                                             6.500%    08/01/2033                 74,963            78,678
FHLMC Gold Pool #A13465                                             6.500%    09/01/2033                 39,777            41,748
FHLMC Gold Pool #A14279                                             6.000%    10/01/2033                168,131           173,758
FHLMC Gold Pool #A14986                                             6.500%    11/01/2033                 60,479            63,476
FHLMC Gold Pool #C66588                                             7.000%    04/01/2032                161,030           170,667
FHLMC Gold Pool #C78985                                             5.000%    05/01/2033                253,630           252,639
                                                                                                                  ---------------
                                                                                                                        1,289,842
                                                                                                                  ---------------

MPTS - FNMA -- 11.4%

FNMA - POOLS -- 4.0%
FNMA Pool # 789869                                                  6.500%    08/01/2034                241,638           253,489
FNMA Pool #251985                                                   6.500%    10/01/2028                 31,768            33,383
FNMA Pool #252439                                                   6.500%    05/01/2029                 49,823            52,336
FNMA Pool #404129                                                   6.500%    12/01/2027                 66,679            70,108
FNMA Pool #567016                                                   8.000%    11/01/2030                335,810           364,121
FNMA Pool #597424                                                   7.500%    09/01/2031                110,995           118,925
FNMA Pool #646091                                                   7.000%    06/01/2032                150,781           159,839

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
FNMA - POOLS (CONTINUED)
FNMA Pool #720696                                                   4.500%    06/01/2033                 90,458   $        87,590
FNMA Pool #725249                                                   5.000%    03/01/2004                 90,294            89,765
FNMA Pool #737263                                                   6.000%    09/01/2033                 62,366            64,517
FNMA Pool #737345                                                   6.000%    09/01/2033                797,997           825,519
FNMA Pool #747529                                                   4.500%    10/01/2033                 93,256            90,298
                                                                                                                  ---------------
                                                                                                                        2,209,890
                                                                                                                  ---------------

FNMA - TBA -- 7.4%
FNMA TBA                                                            4.500%    01/01/2020              1,000,000           996,562
FNMA TBA                                                            5.000%    01/01/2035              1,000,000           991,875
FNMA TBA                                                            5.500%    01/01/2035              2,000,000         2,030,000
                                                                                                                  ---------------
                                                                                                                        4,018,437
                                                                                                                  ---------------
                                                                                                                        6,228,327
                                                                                                                  ---------------

MPTS - GNMA - POOLS -- 2.5%
GNMA Pool #498277                                                   7.500%    06/15/2031                168,797           181,289
GNMA Pool #536371                                                   8.000%    11/15/2030                 60,772            65,977
GNMA Pool #550976                                                   7.000%    10/15/2031                510,969           543,101
GNMA Pool #564121                                                   7.500%    07/15/2031                 97,931           105,179
GNMA Pool #564375                                                   7.000%    09/15/2031                361,127           383,836
GNMA Pool #616094                                                   6.000%    11/15/2033                 69,256            71,824
                                                                                                                  ---------------
                                                                                                                        1,351,206
                                                                                                                  ---------------
                                                                                                                        8,869,375
                                                                                                                  ---------------

NON-U.S. RESIDENTIAL MORTGAGE-BACKED SECURITY -- 2.7%
Dutch Mortgage Backed Securities BV, Ser. 2000-1,
  Class A2 (FRN) (Netherlands)                                      5.875%    12/02/2076    EUR       1,000,000         1,450,863
                                                                                                                  ---------------
   Total (Cost - $16,124,965)                                                                                          16,638,302
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN OBLIGATIONS -- 40.7%

BELGIUM -- 2.2%
Kingdom of Belgium, Ser. 31                                         5.500%    03/28/2028    EUR         740,000   $     1,191,469
                                                                                                                  ---------------

FRANCE -- 16.1%
France O.A.T                                                        4.000%    10/25/2009    EUR       1,930,000         2,738,022
France O.A.T                                                        5.750%    10/25/2032    EUR       2,260,000         3,798,413
Government of France                                                4.000%    10/25/2013    EUR       1,600,000         2,242,541
                                                                                                                  ---------------
                                                                                                                        8,778,976
                                                                                                                  ---------------

ICELAND -- 3.1%
Housing Finance Fund                                                3.750%    04/15/2034    ISK      12,300,000           204,083
Housing Finance Fund                                                3.750%    06/15/2044    ISK      87,616,978         1,487,101
                                                                                                                  ---------------
                                                                                                                        1,691,184
                                                                                                                  ---------------

JAPAN -- 9.2%
Japanese Government, Ser. 256                                       1.400%    12/20/2013    JPY     345,000,000         3,395,198
Japanese Government, Ser. 72                                        2.100%    09/20/2024    JPY     168,000,000         1,661,246
                                                                                                                  ---------------
                                                                                                                        5,056,444
                                                                                                                  ---------------

NEW ZEALAND -- 1.9%
New Zealand Government Indexed-Linked Bond                          4.500%    02/15/2016    NZD       1,090,000         1,018,342
                                                                                                                  ---------------

SUPRANATIONAL -- 0.1%
European Investment Bank                                            5.500%    12/07/2009    GBP          24,000            47,494
                                                                                                                  ---------------

UNITED KINGDOM -- 8.1%
U.K. Treasury Bond                                                  5.000%    09/07/2014    GBP       1,660,000         3,301,448
U.K. Treasury Bond                                                  4.250%    06/07/2032    GBP          70,000           130,536
U.K. Treasury Bond                                                  4.750%    12/07/2038    GBP         480,000           979,774
                                                                                                                  ---------------
                                                                                                                        4,411,758
                                                                                                                  ---------------
   Total (Cost - $20,570,689)                                                                                          22,195,667
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 6.0%

MONEY MARKET INSTRUMENT -- 3.7%
Den Danske Bank Time Deposit                                        2.130%    01/03/2005              2,000,000   $     2,000,000
                                                                                                                  ---------------

U.S. GOVERNMENT OBLIGATIONS -- 2.3%
U.S. Treasury Bill++~~                                              1.767%    01/13/2005                200,000           199,902
U.S. Treasury Bill++~~                                              2.388%    06/09/2005              1,100,000         1,088,242
                                                                                                                  ---------------
                                                                                                                        1,288,144
                                                                                                                  ---------------
   Total (Cost - $3,288,250)                                                                                            3,288,144
                                                                                                                  ---------------
TOTAL INVESTMENTS - 100.9% (COST - $51,329,324)                                                                        55,104,865
LIABILITIES, NET OF OTHER ASSETS - (0.9%)                                                                                (514,105)
                                                                                                                  ---------------
NET ASSETS - 100.0%                                                                                               $    54,590,760
                                                                                                                  ===============

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2004 was as follows:

                UNREALIZED               UNREALIZED                                           TAX
               APPRECIATION             DEPRECIATION                 NET                      COST
-------------------------------------------------------------------------------------------------------
               $  1,992,778             $    147,065            $   1,845,713           $    53,259,152

SUMMARY OF ABBREVIATIONS
EMTN      Euro Medium-Term Note
FHLMC     Freddie Mac
FNMA      Fannie Mae
FRN       Floating Rate Note
GBP       Great British Pound
GNMA      Ginnie Mae
ISK       Icelandic Krona
JPY       Japanese Yen
MTN       Medium-Term Note
NZD       New Zealand Dollar
O.A.T. Obligation Assimilable du Tresor (French government long-term debt instrument)
TBA       To Be Announced - Security is subject to delayed delivery.
Vendee    Veterans Administration
Z Bonds A bond on which interest accrues but is not currently paid to the investor but rather is added to the principal balance, becoming payable upon satisfaction of all prior bond classes. The securities are currently paying interest.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
*    Perpetual bond. Maturity date shown is next call date.
^^ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities were valued at $762,411, or 1.4% of net assets. Of these, the Board of Directors has deemed securities valued at $236,393, or 0.4% of net assets, to be liquid.
~~~  Illiquid securities, which represent 1.9% of net assets.
#    Face amount shown represents amortized cost.
++   Interest rate shown represents yield to maturity at date of purchase.
~~ Security is held in a margin account as collateral for open financial futures contracts.

  ASSET CLASS SUMMARY
  (SHOWING PERCENTAGE OF NET ASSETS)
  DECEMBER 31, 2004

CLASSIFICATION                                          % OF NET ASSETS
-----------------------------------------------------------------------
Sovereign Obligations                                              40.7%
Mortgage-Backed Securities                                         30.5
Corporate Obligations                                              21.4
Short-Term Securities                                               6.0
Asset-Backed Security                                               2.3
Forward Foreign Exchange Contracts                                  3.2
Futures                                                            (0.0)*
Liabilities, net of Other Assets                                   (4.1)
                                                                  -----
                                                                  100.0%
                                                                  =====

*   Rounds to less than (0.1%).

See Notes to Financial Statements.

FFTW FUNDS, INC.

INTERNATIONAL PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (ABS) -- 9.2%

CREDIT CARDS -- 6.4%
Chase Credit Card Master Trust, Ser. 1998-4, Class A                5.000%    08/15/2008    EUR         656,775   $       951,128
Chester Asset Receivables Dealings plc,
 Deal 5 (Cayman Islands)                                            6.625%    03/17/2008    GBP         130,000           261,215
Citibank Credit Card Issuance Trust                                 5.375%    04/11/2011    EUR         650,000           973,016
MBNA Credit Card Master Note Trust, Ser. 2002-A2, Class A           5.600%    07/17/2014    EUR       1,100,000         1,676,988
MBNA Credit Card Master Note Trust, Ser. 2004-A1                    4.500%    01/17/2014    EUR       1,000,000         1,430,917
                                                                                                                  ---------------
                                                                                                                        5,293,264
                                                                                                                  ---------------

HOME EQUITY LOANS - FLOATING RATE -- 2.3%
Ace Securities Corp., Ser. 2001-HE1, Class A (FRN)                  2.780%    11/20/2031                321,838           322,454
Centex Home Equity Loan, Ser. 2003-C, Class AV (FRN)                2.718%    09/25/2033                438,437           438,985
Chase Funding Mortgage Loan Asset-Backed Certificates,
 Ser. 2002-2, Class 2A1 (FRN)                                       2.668%    05/25/2032                252,268           252,311
Novastar Home Equity Loan, Ser. 2001-2, Class A3 (FRN)              2.678%    09/25/2031                403,760           404,194
Option One Mortgage Loan Trust, Ser. 2003-2, Class A2 (FRN)         2.718%    04/25/2033                506,133           506,535
                                                                                                                  ---------------
                                                                                                                        1,924,479
                                                                                                                  ---------------

OTHER ABS -- 0.5%
Life Funding Co., Ser. 2001-1A, Class A1, 144A
 (FRN) (Cayman Islands)^^                                           0.445%    10/14/2008    JPY      38,051,600           371,158
                                                                                                                  ---------------
   Total (Cost - $6,614,211)                                                                                            7,588,901
                                                                                                                  ---------------

CORPORATE OBLIGATIONS -- 11.2%

BASIC INDUSTRY -- 0.2%
Linde Finance BV (Netherlands) (FRN)*                               6.000%    07/03/2013    EUR         120,000           179,633
                                                                                                                  ---------------

CAPITAL GOODS -- 0.3%
EADS Finance BV (EMTN) (Netherlands)                                4.625%    03/03/2010    EUR         170,000           243,856
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 1.3%
Deutsche Telekom International Finance BV (Netherlands)             8.125%    05/29/2012    EUR         180,000   $       310,223
France Telecom (EMTN) (France)                                      7.250%    01/28/2013    EUR         330,000           545,837
France Telecom (France)                                             8.500%    03/01/2031                180,000           244,007
                                                                                                                  ---------------
                                                                                                                        1,100,067
                                                                                                                  ---------------

CONSUMER CYCLICAL -- 0.5%

AUTOMOTIVE -- 0.3%
Ford Motor Credit Co. (EMTN)                                        6.750%    01/14/2008    EUR         140,000           204,253
General Motors                                                      8.375%    07/05/2033    EUR          50,000            73,163
                                                                                                                  ---------------
                                                                                                                          277,416
                                                                                                                  ---------------

LODGING -- 0.2%
Hilton Group Finance plc (EMTN) (United Kingdom)                    6.500%    07/17/2009    EUR         110,000           168,267
                                                                                                                  ---------------
                                                                                                                          445,683
                                                                                                                  ---------------

CONSUMER NON - CYCLICAL -- 0.2%
Imperial Tobacco Finance (EMTN) (United Kingdom)                    6.250%    06/06/2007    EUR         140,000           204,374
                                                                                                                  ---------------

ENERGY -- 0.2%
Petronas Capital Ltd., Reg S (Malaysia)                             6.375%    05/22/2009    EUR         100,000           152,263
                                                                                                                  ---------------

FINANCE -- 6.1%

BANKING -- 4.8%
BES Finance Ltd (Cayman Islands) (FRN)                              5.580%    07/02/2014    EUR         240,000           353,043
Credit Suisse Group Capital Guernsey V Ltd.
 (FRN) (Channel Islands)*                                           6.905%    11/07/2011    EUR         230,000           364,930
HBOS plc (EMTN) (United Kingdom)                                    5.500%    07/27/2009    EUR         360,000           534,241
HBOS plc (EMTN) (United Kingdom)                                    5.500%    10/29/2012    EUR         350,000           528,255
HBOS plc (United Kingdom)                                           6.770%    03/31/2049    EUR       1,000,000         1,373,093
RBS Capital Trust A (FRN) (United Kingdom)*                         6.467%    06/30/2012    EUR         180,000           283,102

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
BANKING (CONTINUED)
Skandinaviska Enskilda (Sweden)                                     4.125%    05/28/2015    EUR         170,000   $       238,260
Unicredito Italiano SpA (Italy) (FRN)                               6.250%    06/14/2010    EUR         240,000           331,603
                                                                                                                  ---------------
                                                                                                                        4,006,527
                                                                                                                  ---------------

INSURANCE -- 1.3%
Allianz AG (Germany)                                                5.500%    12/31/2049    EUR         300,000           441,628
Munich Re Finance BV (Netherlands)                                  6.750%    06/21/2023    EUR         190,000           299,424
Zurich Finance (USA) Inc. (FRN)                                     5.750%    10/02/2023    EUR         200,000           296,134
                                                                                                                  ---------------
                                                                                                                        1,037,186
                                                                                                                  ---------------
                                                                                                                        5,043,713
                                                                                                                  ---------------

UTILITIES -- 2.4%

ELECTRIC -- 1.2%
E.ON International Finance BV (MTN) (Netherlands)                   5.750%    05/29/2009    EUR         650,000           974,583
                                                                                                                  ---------------

OTHER UTILITIES -- 1.2%
United Utility Water plc (United Kingdom)                           4.875%    03/18/2009    EUR         680,000           982,816
                                                                                                                  ---------------
                                                                                                                        1,957,399
                                                                                                                  ---------------
   Total (Cost - $6,994,102)                                                                                            9,326,988
                                                                                                                  ---------------

MORTGAGE-BACKED SECURITIES -- 5.6%
Arena BV, Ser. 2003-I, Class A2 (FRN) (Netherlands)                 4.300%    05/19/2055    EUR       1,000,000         1,419,103
Delphinus BV, Series 2003-1, Class A2, Reg S
 (FRN) (Netherlands)                                                4.122%    04/25/2093    EUR       1,000,000         1,404,462
Dutch Mortgage Backed Securities BV, Ser. 2000-1, Class A2
 (FRN) (Netherlands)                                                5.875%    12/02/2076    EUR         500,000           725,432
Pelican Mortgages, Ser. 2, Class A (FRN)                            2.404%    09/15/2036    EUR         269,346           366,731
Saecure BV (FRN) (Netherlands)                                      5.710%    11/25/2007    EUR         500,000           730,403
                                                                                                                  ---------------
   Total (Cost - $3,756,100)                                                                                            4,646,131
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN OBLIGATIONS -- 50.2%

BELGIUM -- 1.2%
Kingdom of Belgium, Ser. 31                                         5.500%    03/28/2028    EUR         600,000   $       966,056
                                                                                                                  ---------------

FRANCE -- 4.5%
France O.A.T                                                        4.000%    10/25/2009    EUR         380,000           539,092
France O.A.T                                                        5.750%    10/25/2032    EUR       1,920,000         3,226,971
                                                                                                                  ---------------
                                                                                                                        3,766,063
                                                                                                                  ---------------

GERMANY -- 4.3%
Bundesschatzanweisungen                                             2.500%    09/22/2006    EUR       2,620,000         3,564,048
                                                                                                                  ---------------

ICELAND -- 2.4%
Housing Finance Fund                                                3.750%    04/15/2034    ISK      41,813,703           693,778
Housing Finance Fund                                                3.750%    06/15/2044    ISK      77,373,449         1,313,240
                                                                                                                  ---------------
                                                                                                                        2,007,018
                                                                                                                  ---------------

ITALY -- 4.0%
Buoni Poliennali del Tesoro                                         5.750%    02/01/2033    EUR       2,000,000         3,301,229
                                                                                                                  ---------------

JAPAN -- 14.6%
Japanese Government Bond, Ser. 242                                  1.200%    09/20/2012    JPY     172,000,000         1,691,891
Japanese Government, Ser. 256                                       1.400%    12/20/2013    JPY     311,000,000         3,060,599
Japanese Government, Ser. 72                                        2.100%    09/20/2024    JPY     489,000,000         4,835,412
Japan Finance Corp. for Muni Enterprises                            1.550%    02/21/2012    JPY     250,000,000         2,519,398
                                                                                                                  ---------------
                                                                                                                       12,107,300
                                                                                                                  ---------------

NETHERLANDS -- 2.8%
Netherlands Government                                              7.500%    01/15/2023    EUR       1,190,000         2,313,618
                                                                                                                  ---------------

NEW ZEALAND -- 6.0%
New Zealand Government, Ser. 709                                    7.000%    07/15/2009    NZD       6,680,000         5,009,254
                                                                                                                  ---------------

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
SWEDEN -- 0.9%
Swedish Government Bond, Ser. 1043                                  5.000%    01/28/2009    SEK       4,810,000   $       774,548
                                                                                                                  ---------------

UNITED KINGDOM -- 7.1%
U.K. Treasury Bond                                                  5.000%    09/07/2014    GBP       2,280,000         4,534,520
U.K. Treasury Bond                                                  4.750%    12/07/2038    GBP         640,000         1,306,365
                                                                                                                  ---------------
                                                                                                                        5,840,885
                                                                                                                  ---------------

UNITED STATES -- 2.4%
U.S. Treasury Bond                                                  5.375%    02/15/2031              1,800,000         1,946,390
                                                                                                                  ---------------
   Total (Cost - $38,985,079)                                                                                          41,596,409
                                                                                                                  ---------------

SHORT-TERM SECURITIES -- 21.5%

MONEY MARKET INSTRUMENTS -- 14.5%
Bank of Montreal Time Deposit                                       2.000%    01/03/2005              4,000,000         4,000,000
Den Danske Bank Time Deposit                                        2.130%    01/03/2005              4,000,000         4,000,000
Societe Generale Time Deposit                                       2.125%    01/03/2005              4,000,000         4,000,000
                                                                                                                  ---------------
                                                                                                                       12,000,000
                                                                                                                  ---------------

U.S. GOVERNMENT OBLIGATIONS -- 7.0%
U.S. Treasury Bill++~~                                              2.388%    06/09/2005                800,000           791,449
U.S. Treasury Bill++                                                1.650%    01/20/2005              5,000,000         4,995,630
                                                                                                                  ---------------
                                                                                                                        5,787,079
                                                                                                                  ---------------
   Total (Cost - $17,787,239)                                                                                          17,787,079
                                                                                                                  ---------------

TOTAL INVESTMENTS - 97.7% (COST - $74,136,731)                                                                         80,945,508
OTHER ASSETS, NET OF LIABILITIES - 2.3%                                                                                 1,934,305
                                                                                                                  ---------------
NET ASSETS - 100.0%                                                                                               $    82,879,813
                                                                                                                  ===============

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2004 was as follows:

                UNREALIZED               UNREALIZED                                           TAX
               APPRECIATION             DEPRECIATION                 NET                      COST
-------------------------------------------------------------------------------------------------------
               $  3,607,645             $      7,657             $ 3,599,988            $    77,345,520

SUMMARY OF ABBREVIATIONS
EMTN      Euro Medium-Term Note
EUR       European Monetary Unit (Euro)
FRN       Floating Rate Note
GBP       Great British Pound
ISK       Icelandic Krona
JPY       Japanese Yen
NZD       New Zealand Dollar
O.A.T. Obligation Assimilable du Tresor (French government long-term debt instrument)
SEK       Swedish Krona

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
^^ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, this security was valued at $371,158, or 0.5% of net assets. The Board of Directors has deemed this security to be liquid.
*    Perpetual bond. Maturity date shown is next call date.
++   Interest rate shown represents yield to maturity at date of purchase.
~~ Security, or portion thereof, is held in a margin account as collateral for open financial futures contracts.

  ASSET CLASS SUMMARY
  (SHOWING PERCENTAGE OF NET ASSETS)
  DECEMBER 31, 2004

CLASSIFICATION                                          % OF NET ASSETS
-----------------------------------------------------------------------
Sovereign Obligations                                              50.2%
Short-Term Securities                                              21.5
Corporate Obligations                                              11.2
Asset-Backed Securities                                             9.2
Mortgage-Backed Securities                                          5.6
Forward Foreign Exchange Contracts                                  1.6
Futures                                                            (0.1)
Other Assets, Net of Liabilities                                    0.8
                                                                  -----
                                                                  100.0%
                                                                  =====

See Notes to Financial Statements.

FFTW FUNDS, INC.

U.S. INFLATION-INDEXED PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                 COUPON                     FACE
                                                                  RATE         MATURITY     AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 18.8%
U.S. Treasury Note                                                  3.500%    11/15/2009   13,660,000   $    13,595,962
U.S. Treasury Note                                                  6.500%    02/15/2010    4,580,000         5,185,238
                                                                                                        ---------------
   Total (Cost - $18,802,195)                                                                                18,781,200
                                                                                                        ---------------

U.S. TREASURY INFLATION-INDEXED NOTES -- 61.6%
U.S. Treasury Inflation-Indexed Note                                4.250%    01/15/2010    5,910,537         6,853,452
U.S. Treasury Inflation-Indexed Note                                3.500%    01/15/2011   10,648,569        12,094,444
U.S. Treasury Inflation-Indexed Note                                2.000%    07/15/2014   41,260,610        42,588,686
                                                                                                        ---------------
   Total (Cost - $61,113,722)                                                                                61,536,582
                                                                                                        ---------------

U.S. TREASURY INFLATION-INDEXED BONDS -- 18.5%
U.S. Treasury Inflation-Indexed Bond                                2.375%    01/15/2025    1,620,128         1,733,031
U.S. Treasury Inflation-Indexed Bond                                3.625%    04/15/2028    8,579,254        11,272,336
U.S. Treasury Inflation-Indexed Bond                                3.875%    04/15/2029    3,959,146         5,441,970
                                                                                                        ---------------
   Total (Cost - $17,376,180)                                                                                18,447,337
                                                                                                        ---------------
TOTAL INVESTMENTS - 98.9% (COST - $97,292,097)                                                               98,765,119
OTHER ASSETS, NET OF LIABILITIES - 1.1%                                                                       1,126,218
                                                                                                        ---------------
NET ASSETS - 100.0%                                                                                     $    99,891,337
                                                                                                        ===============

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2004 was as follows:

                UNREALIZED               UNREALIZED                                          TAX
               APPRECIATION             DEPRECIATION                NET                      COST
------------------------------------------------------------------------------------------------------
               $  1,318,097             $     24,280          $     1,293,817         $     97,471,302

  ASSET CLASS SUMMARY
  (SHOWING PERCENTAGE OF NET ASSETS)
  DECEMBER 31, 2004

CLASSIFICATION                                          % OF NET ASSETS
-----------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Notes                              61.6%
U.S. Treasury Notes                                                18.8
U.S. Treasury Inflation-Indexed Bonds                              18.5
Other Assets, Net of Liabilities                                    1.1
                                                                  -----
                                                                  100.0%
                                                                  =====

See Notes to Financial Statements.

FFTW FUNDS, INC.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO - SCHEDULE OF INVESTMENTS DECEMBER 31, 2004

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN INDEX-LINKED OBLIGATIONS -- 98.4%

AUSTRALIA -- 1.0%
Australian Index-Linked Bond                                        4.000%    08/20/2020    AUD         220,000   $       242,788
                                                                                                                  ---------------

FRANCE -- 10.9%
France O.A.T. Index-Linked Bond                                     2.250%    07/25/2020    EUR         441,687           647,246
France O.A.T. Index-Linked Bond                                     3.150%    07/25/2032    EUR       1,066,769         1,854,586
                                                                                                                  ---------------
                                                                                                                        2,501,832
                                                                                                                  ---------------

ICELAND -- 5.0%
Housing Finance Fund Index-Linked Bond                              3.750%    06/15/2044    ISK      68,820,600         1,141,879
                                                                                                                  ---------------

NEW ZEALAND -- 4.9%
New Zealand Government Indexed-Linked Bond                          4.500%    02/15/2016    NZD       1,200,000         1,121,111
                                                                                                                  ---------------

SWEDEN -- 17.9%
Swedish Government Index-Linked Bond                                4.000%    12/01/2008    SEK      18,593,992         3,040,243
Swedish Government Index-Linked Bond                                4.000%    12/01/2020    SEK       5,685,956         1,074,490
                                                                                                                  ---------------
                                                                                                                        4,114,733
                                                                                                                  ---------------

UNITED KINGDOM -- 18.5%
U.K. Index-Linked Treasury Stock                                    2.500%    05/20/2009    GBP         736,000         3,449,275
U.K. Index-Linked Treasury Stock                                    2.000%    01/26/2035    GBP         340,000           789,977
                                                                                                                  ---------------
                                                                                                                        4,239,252
                                                                                                                  ---------------

UNITED STATES -- 40.2%
U.S. Treasury Inflation-Indexed Bond                                2.375%    01/15/2025                126,573           135,393
U.S. Treasury Inflation-Indexed Bond                                3.625%    04/15/2028              1,947,149         2,558,371
U.S. Treasury Inflation-Indexed Bond                                3.875%    04/15/2029                189,250           260,129
U.S. Treasury Inflation-Indexed Note                                4.250%    01/15/2010                453,784           526,177
U.S. Treasury Inflation-Indexed Note                                3.500%    01/15/2011              1,480,491         1,681,514
U.S. Treasury Note                                                  2.000%    07/15/2014              1,316,354         1,358,724

                                                                 COUPON                            FACE
                                                                  RATE         MATURITY         AMOUNT (a)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
U.S. Treasury Strip++                                               3.233%    11/15/2024              7,400,000   $     2,705,188
                                                                                                                  ---------------
                                                                                                                        9,225,496
                                                                                                                  ---------------
   Total (Cost - $20,463,046)                                                                                          22,587,091
                                                                                                                  ---------------
TOTAL INVESTMENTS - 98.4% (COST - $20,463,046)                                                                         22,587,091
OTHER ASSETS, NET OF LIABILITIES - 1.6%                                                                                   358,641
                                                                                                                  ---------------
NET ASSETS - 100.0%                                                                                               $    22,945,732
                                                                                                                  ===============

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2004 was as follows:

                UNREALIZED               UNREALIZED                                        TAX
               APPRECIATION             DEPRECIATION                 NET                   COST
----------------------------------------------------------------------------------------------------
               $    692,643                       -             $     692,643         $   21,894,448

SUMMARY OF ABBREVIATIONS
AUD       Australian Dollar
EUR       European Monetary Unit (Euro)
GBP       Great British Pound
ISK       Icelandic Krona
NZD       New Zealand Dollar
O.A.T. Obligation Assimilable du Tresor (French government long-term debt instrument)
SEK       Swedish Krona

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
++   Interest rate shown represents yield to maturity at date of purchase.

  ASSET CLASS SUMMARY
  (SHOWING PERCENTAGE OF NET ASSETS)
  DECEMBER 31, 2004

CLASSIFICATION                                          % OF NET ASSETS
-----------------------------------------------------------------------
Sovereign Index-Linked Obligations                                 98.4%
Forward Foreign Exchange Contracts                                 (2.8)
Other Assets, Net of Liabilities                                    4.4
                                                                  -----
                                                                  100.0%
                                                                  =====

   COUNTRY COMPOSITION OF THE PORTFOLIO (AS A PERCENTAGE OF TOTAL INVESTMENTS)
         VERSUS THE BARCLAY'S GLOBAL INFLATION-LINKED BOND INDEX HEDGED

                                                                            (UNAUDITED)
          COUNTRY                                      PORTFOLIO             BENCHMARK
          -------                                      ---------             ---------
          United States                                   40.84%               41.38%
          United Kingdom                                  18.77%               26.97%
          France                                          11.08%               16.14%
          Sweden                                          18.22%                4.80%
          New Zealand                                      4.96%                0.00%
          Australia                                        1.07%                1.01%
          Canada                                           0.00%                3.68%
          Iceland                                          5.06%                0.00%
          Italy                                            0.00%                6.02%
                                                         ------               ------
                                                         100.00%              100.00%

See Notes to Financial Statements.

FFTW FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                     U.S. SHORT-TERM     LIMITED DURATION    MORTGAGE-BACKED
                                                                         PORTFOLIO           PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (a)                              $    138,114,953    $     77,169,293    $    176,355,415
Cash                                                                        5,208,411             536,657           2,608,190
Receivable for securities sold                                                      -                   -              18,755
Interest receivable                                                           499,143             274,595             632,889
Variation margin receivable                                                         -              17,578                   -
Other receivables                                                                   -                   -                 280
                                                                     ----------------    ----------------    ----------------
 Total assets                                                             143,822,507          77,998,123         179,615,529
                                                                     ----------------    ----------------    ----------------

LIABILITIES
Payable for securities purchased                                                    -                   -          66,352,422
Variation margin payable                                                        1,031                   -              11,414
Distribution payable                                                            4,497                  83                   -
Unrealized depreciation on swap contract                                            -                   -              44,522
Accrued expenses and other liabilities                                         44,456              38,086              51,402
                                                                     ----------------    ----------------    ----------------
 Total liabilities                                                             49,984              38,169          66,459,760
                                                                     ----------------    ----------------    ----------------

NET ASSETS                                                           $    143,772,523    $     77,959,954    $    113,155,769
                                                                     ================    ================    ================

SHARES OUTSTANDING (PAR VALUE $0.001)                                      15,405,988           7,988,015          11,140,846
                                                                     ================    ================    ================

NET ASSET VALUE PER SHARE                                            $           9.33    $           9.76    $          10.16
                                                                     ================    ================    ================

COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 2004
WERE AS FOLLOWS:
Paid-in capital                                                      $    160,023,998    $     80,095,664    $    121,622,227
Undistributed net investment income                                             5,308             171,446              44,520
Accumulated net realized loss on investments, short sales and
 financial futures, swap and options contracts                            (15,656,948)         (1,509,491)         (8,776,279)
Net unrealized appreciation (depreciation) on investments and
 financial futures, swap and options contracts                               (599,835)           (797,665)            265,301
                                                                     ----------------    ----------------    ----------------
                                                                     $    143,772,523    $     77,959,954    $    113,155,769
                                                                     ================    ================    ================

(a) Cost of investments                                              $    138,676,709    $     77,978,032    $    176,018,920
                                                                     ================    ================    ================

See Notes to Financial Statements.

                                                                        WORLDWIDE         WORLDWIDE CORE       INTERNATIONAL
                                                                        PORTFOLIO            PORTFOLIO           PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (a)                              $    189,192,037    $     55,104,865    $     80,945,508
Cash                                                                        4,636,715           1,949,965           2,255,452
Cash on deposit at broker                                                   2,133,499           1,893,339             886,683
Foreign cash (b)                                                            2,177,178           1,509,818           1,753,218
Receivable for securities sold                                              1,832,737           1,872,555           3,240,351
Receivable for fund shares sold                                                     -                   -              59,323
Receivable from Investment Adviser (Note 3)                                    28,855                   -                   -
Interest receivable                                                         1,737,845             534,026           1,228,423
Unrealized appreciation of forward foreign exchange
 contracts (Note 5)                                                         7,674,308           1,517,619           4,860,950
Other receivables                                                              27,104               9,532                   -
                                                                     ----------------    ----------------    ----------------
 Total assets                                                             209,440,278          64,391,719          95,229,908
                                                                     ----------------    ----------------    ----------------

LIABILITIES
Payable for securities purchased                                           16,933,672           4,978,281           6,859,356
Payable for fund shares redeemed                                                    -                   -             195,246
Variation margin payable                                                    1,888,844           1,511,996           1,681,962
Unrealized depreciation of forward foreign exchange
 contracts (Note 5)                                                         5,247,303           3,264,223           3,523,844
Distribution payable                                                          277,146                   -              35,093
Accrued expenses and other liabilities                                         60,725              46,459              54,594
                                                                     ----------------    ----------------    ----------------
 Total liabilities                                                         24,407,690           9,800,959          12,350,095
                                                                     ----------------    ----------------    ----------------

NET ASSETS                                                           $    185,032,588    $     54,590,760    $     82,879,813
                                                                     ================    ================    ================

SHARES OUTSTANDING (PAR VALUE $0.001)                                      18,576,201           5,005,179           9,119,193
                                                                     ================    ================    ================

NET ASSET VALUE PER SHARE                                            $           9.96    $          10.91    $           9.09
                                                                     ================    ================    ================

COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 2004
WERE AS FOLLOWS:
Paid-in capital                                                      $    168,908,468    $     52,912,959    $     72,068,305
Undistributed (Distributions in excess of) net
 investment income                                                             55,698            (672,187)          1,211,241
Accumulated net realized gain (loss) on investments,
 financial futures and options contracts and foreign
 currency-related transactions                                              1,477,825             (32,185)          1,090,952
Net unrealized appreciation on investments, financial
 futures and options contracts and translation of other
 assets and liabilities denominated in foreign currency                    14,590,597           2,382,173           8,509,315
                                                                     ----------------    ----------------    ----------------
                                                                     $    185,032,588    $     54,590,760    $     82,879,813
                                                                     ================    ================    ================

(a) Cost of investments                                              $    177,330,317    $     51,329,324    $     74,136,731
                                                                     ----------------    ----------------    ----------------
(b) Cost of foreign cash                                             $      1,933,757    $      1,214,177    $      1,489,761
                                                                     ----------------    ----------------    ----------------

See Notes to Financial Statements.

                                                                       U.S. INFLATION-INDEXED      GLOBAL-INFLATION-INDEXED
                                                                              PORTFOLIO                HEDGED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (a)                              $              98,765,119    $              22,587,091
Cash                                                                                   180,450                      844,915
Foreign cash (b)                                                                             -                       58,624
Receivable from Investment Adviser (Note 3)                                             39,763                       12,967
Interest receivable                                                                    961,301                      127,129
Unrealized appreciation of forward foreign exchange
 contracts (Note 5)                                                                          -                      198,152
                                                                     -------------------------    -------------------------
 Total assets                                                                       99,946,633                   23,828,878
                                                                     -------------------------    -------------------------

LIABILITIES
Unrealized depreciation of forward foreign exchange
 contracts (Note 5)                                                                          -                      840,639
Accrued expenses and other liabilities                                                  55,296                       42,507
                                                                     -------------------------    -------------------------
 Total liabilities                                                                      55,296                      883,146
                                                                     -------------------------    -------------------------

NET ASSETS                                                           $              99,891,337    $              22,945,732
                                                                     =========================    =========================

SHARES OUTSTANDING (PAR VALUE $0.001)                                                9,363,502                    2,207,670
                                                                     =========================    =========================

NET ASSET VALUE PER SHARE                                            $                   10.67    $                   10.39
                                                                     =========================    =========================

COMPONENTS OF NET ASSETS AS OF DECEMBER 31, 2004
WERE AS FOLLOWS:
Paid-in capital                                                      $              98,092,511    $              22,237,595
Undistributed (distributions in excess of) net investment income                             -                     (807,849)
Accumulated net realized gain on investments and foreign
 currency-related transactions                                                         325,804                       26,151
Net unrealized appreciation on investments and translation
 of other assets and liabilities denominated in
 foreign currency                                                                    1,473,022                    1,489,835
                                                                     -------------------------    -------------------------
                                                                     $              99,891,337    $              22,945,732
                                                                     =========================    =========================

(a) Cost of investments                                              $              97,292,097    $              20,463,046
                                                                     -------------------------    -------------------------
(b) Cost of foreign cash                                             $                       -    $                  56,561
                                                                     -------------------------    -------------------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                U.S. SHORT-TERM     LIMITED DURATION    MORTGAGE-BACKED
                                                                    PORTFOLIO          PORTFOLIO           PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                        $      3,425,661    $      3,438,927    $      5,318,825
                                                                ----------------    ----------------    ----------------

EXPENSES
Investment advisory fees (Note 3)                                        366,631             344,311             345,918
Administration fees                                                       81,536              65,733              78,207
Custodian fees (Note 3)                                                   23,602              17,419              55,614
Directors' fees and expenses                                              29,973              25,088              29,203
Audit fees                                                                34,178              35,576              45,516
Legal fees                                                                17,757              14,304              17,275
Transfer agent fees                                                        8,009               3,711                 381
Operations monitoring agent fees (Note 3)                                 24,442              19,675              23,061
Chief Compliance Officer fees (Note 3)                                    12,411               9,143              11,008
Registration fees                                                          5,294              15,356               3,163
Other fees and expenses                                                    9,876              10,372               9,519
                                                                ----------------    ----------------    ----------------
 Total operating expenses                                                613,709             560,688             618,865
Waiver of investment advisory fees (Note 3)                             (183,308)           (196,749)           (230,612)
                                                                ----------------    ----------------    ----------------
 Operating expenses, net                                                 430,401             363,939             388,253
Interest                                                                   3,168                  42               4,989
                                                                ----------------    ----------------    ----------------
 Total expenses                                                          433,569             363,981             393,242
                                                                ----------------    ----------------    ----------------
 Investment income, net                                                2,992,092           3,074,946           4,925,583
                                                                ----------------    ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, SHORT SALES AND FINANCIAL
FUTURES, SWAP AND OPTIONS CONTRACTS
Net realized gain (loss) on investments                                 (578,298)           (766,811)          2,808,723
Net realized loss on short sales                                               -                   -             (55,859)
Net realized gain (loss) on financial futures,
 swap and options contracts                                                    -              83,075            (548,439)
Net change in unrealized depreciation on
 investments                                                            (259,396)           (530,939)         (1,127,014)
Net change in unrealized appreciation (depreciation) on
 financial futures, swap and options contracts                           (38,079)           (112,771)             43,803
                                                                ----------------    ----------------    ----------------
Net realized and unrealized gain (loss) on investments,
 short sales and financial futures, swap and
 options contracts                                                      (875,773)         (1,327,446)          1,121,214
                                                                ----------------    ----------------    ----------------
Net Increase in Net Assets Resulting from Operations            $      2,116,319    $      1,747,500    $      6,046,797
                                                                ================    ================    ================

See Notes to Financial Statements.

                                                                   WORLDWIDE         WORLDWIDE CORE      INTERNATIONAL
                                                                   PORTFOLIO            PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                        $      5,519,875    $      2,048,217    $      2,490,521
                                                                ----------------    ----------------    ----------------

EXPENSES
Investment advisory fees (Note 3)                                        685,213             232,812             310,975
Administration fees                                                      114,209              38,855              52,050
Custodian fees (Note 3)                                                  116,637              75,456              88,054
Directors' fees and expenses                                              43,291              14,658              18,723
Audit fees                                                                51,069              44,074              40,591
Legal fees                                                                25,481               8,513              11,439
Transfer agent fees                                                        4,623               3,505               5,116
Operations monitoring agent fees (Note 3)                                 34,260              11,641              15,549
Chief Compliance Officer fees (Note 3)                                    16,821               5,498               7,496
Registration fees                                                         10,885              16,531              18,912
Other fees and expenses                                                   13,943               9,871              22,463
                                                                ----------------    ----------------    ----------------
 Total operating expenses                                              1,116,432             461,414             591,368
Waiver of investment advisory fees (Note 3)                              (88,651)            (87,303)                  -
                                                                ----------------    ----------------    ----------------
 Operating expenses, net                                               1,027,781             374,111             591,368
Interest                                                                      17               1,402                   -
                                                                ----------------    ----------------    ----------------
 Total expenses                                                        1,027,798             375,513             591,368
                                                                ----------------    ----------------    ----------------
 Investment income, net                                                4,492,077           1,672,704           1,899,153
                                                                ----------------    ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FINANCIAL FUTURES AND OPTIONS CONTRACTS AND FOREIGN
CURRENCY-RELATED TRANSACTIONS
Net realized gain on investments                                       8,917,287           3,984,092           4,813,462
Net realized gain on financial futures and options
 contracts                                                             1,337,394              30,863             133,374
Net realized gain (loss) on foreign currency-related
 transactions                                                            857,764          (1,588,783)           (463,860)
Net change in unrealized appreciation (depreciation)
 on investments                                                          558,154          (1,303,986)          1,310,423
Net change in unrealized depreciation on financial futures
 and options contracts                                                  (355,006)            (72,888)            (75,972)
Net change in unrealized appreciation on translation of
 other assets and liabilities denominated in
 foreign currency                                                      1,076,404             312,602             602,765
                                                                ----------------    ----------------    ----------------
Net realized and unrealized gain on investments,
 financial futures and options contracts and foreign
 currency-related transactions                                        12,391,997           1,361,900           6,320,192
                                                                ----------------    ----------------    ----------------
Net Increase in Net Assets Resulting from Operations            $     16,884,074    $      3,034,604    $      8,219,345
                                                                ================    ================    ================

See Notes to Financial Statements.

                                                                      U.S. INFLATION-INDEXED      GLOBAL-INFLATION-INDEXED
                                                                             PORTFOLIO                 HEDGED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                             $               3,330,684    $                 879,137
                                                                     -------------------------    -------------------------

EXPENSES
Investment advisory fees (Note 3)                                                      302,403                       86,953
Administration fees                                                                     50,475                       14,508
Custodian fees (Note 3)                                                                  9,184                       35,724
Directors' fees and expenses                                                            19,422                        5,507
Audit fees                                                                              35,145                       37,326
Legal fees                                                                              36,420                        3,210
Transfer agent fees                                                                        247                          214
Operations monitoring agent fees (Note 3)                                               15,120                        4,348
Chief Compliance Officer fees (Note 3)                                                   7,399                        2,176
Registration fees                                                                        2,530                        1,053
Other fees and expenses                                                                  8,647                        4,497
                                                                     -------------------------    -------------------------
 Total operating expenses                                                              486,992                      195,516
Waiver of investment advisory fees (Note 3)                                           (222,392)                     (86,826)
                                                                     -------------------------    -------------------------
 Operating expenses, net                                                               264,600                      108,690
                                                                     -------------------------    -------------------------
Investment income, net                                                               3,066,084                      770,447
                                                                     -------------------------    -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY-RELATED TRANSACTIONS
Net realized gain on investments                                                     5,391,807                    1,694,183
Net realized loss on foreign currency-related
 transactions                                                                                -                   (1,288,501)
Net change in unrealized appreciation (depreciation)
 on investments                                                                     (1,282,216)                     681,563
Net change in unrealized appreciation on translation
 of other assets and liabilities denominated in
 foreign currency                                                                            -                       25,887
                                                                     -------------------------    -------------------------
Net realized and unrealized gain on investments
 and foreign currency-related transactions                                           4,109,591                    1,113,132
                                                                     -------------------------    -------------------------
Net Increase in Net Assets Resulting from Operations                 $               7,175,675    $               1,883,579
                                                                     =========================    =========================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           U.S. SHORT-TERM PORTFOLIO            LIMITED DURATION PORTFOLIO
                                                      ----------------------------------    ----------------------------------
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                       DEC. 31, 2004      DEC. 31, 2003      DEC. 31, 2004      DEC. 31, 2003
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Investment income, net                                $     2,992,092    $     2,006,640    $     3,074,946    $     5,343,480
Net realized gain (loss) on investments and
 financial futures contracts                                 (578,298)          (244,957)          (683,736)         1,647,672
Net change in unrealized depreciation
 on investments and financial futures contracts              (297,475)          (223,734)          (643,710)        (3,137,819)
                                                      ---------------    ---------------    ---------------    ---------------
Net increase in net assets resulting from
 operations                                                 2,116,319          1,537,949          1,747,500          3,853,333
                                                      ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                  3,425,769          2,541,448          3,467,260          5,934,835
From net realized gain on investments and
 financial futures contracts                                        -                  -            114,299            776,627
                                                      ---------------    ---------------    ---------------    ---------------
Total Distributions                                         3,425,769          2,541,448          3,581,559          6,711,462
                                                      ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS, NET (NOTE 7)                   41,244,284         10,389,003        (44,278,305)       (38,939,433)
                                                      ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets                    39,934,834          9,385,504        (46,112,364)       (41,797,562)
                                                      ---------------    ---------------    ---------------    ---------------

NET ASSETS
Beginning of Year                                         103,837,689         94,452,185        124,072,318        165,869,880
                                                      ---------------    ---------------    ---------------    ---------------
End of Year                                           $   143,772,523    $   103,837,689    $    77,959,954    $   124,072,318
                                                      ===============    ===============    ===============    ===============
UNDISTRIBUTED NET INVESTMENT INCOME                   $         5,308    $             -    $       171,446    $         7,282

See Notes to Financial Statements.

                                                                               MORTGAGE-BACKED PORTFOLIO
                                                                          ----------------------------------
                                                                             YEAR ENDED         YEAR ENDED
                                                                           DEC. 31, 2004      DEC. 31, 2003
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income, net                                                    $     4,925,583    $     5,668,287
Net realized gain on investments, short sales and financial futures,
 swap and options contracts                                                     2,204,425            515,650
Net change in unrealized depreciation on investments, short sales
 and financial futures, swap and option contracts                              (1,083,211)          (873,707)
                                                                          ---------------    ---------------
Net increase in net assets resulting from operations                            6,046,797          5,310,230
                                                                          ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                      6,407,938          6,892,975
                                                                          ---------------    ---------------
Total Distributions                                                             6,407,938          6,892,975
                                                                          ---------------    ---------------
CAPITAL SHARE TRANSACTIONS, NET (NOTE 7)                                      (16,013,098)       (24,700,780)
                                                                          ---------------    ---------------
Total decrease in net assets                                                  (16,374,239)       (26,283,525)
                                                                          ---------------    ---------------

NET ASSETS
Beginning of Year                                                             129,530,008        155,813,533
                                                                          ---------------    ---------------
End of Year                                                               $   113,155,769    $   129,530,008
                                                                          ===============    ===============
UNDISTRIBUTED NET INVESTMENT INCOME                                       $        44,520    $       136,994

See Notes to Financial Statements.

                                                                    WORLDWIDE PORTFOLIO          WORLDWIDE CORE PORTFOLIO
                                                               ----------------------------   -----------------------------
                                                                 YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               DEC. 31, 2004  DEC. 31, 2003   DEC. 31, 2004   DEC. 31, 2003
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income, net                                         $   4,492,077  $   4,613,692   $   1,672,704   $   2,680,882
Net realized gain on investments, financial futures,
 swap and options contracts and foreign currency-related
 transactions                                                     11,112,445     11,672,875       2,426,172       1,255,716
Net change in unrealized appreciation (depreciation)
 on investments, financial futures, swap and
 options contracts and on translation of assets
 and liabilities denominated in foreign currency                   1,279,552      3,407,185      (1,064,272)       (153,919)
                                                               -------------  -------------   -------------   -------------
Net increase in net assets resulting from operations              16,884,074     19,693,752       3,034,604       3,782,679
                                                               -------------  -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                        14,660,465     13,641,807       3,411,436       3,214,211
From net realized gain on investments, financial
 futures, swap and options contracts and foreign
 currency-related transactions                                     2,083,101              -               -               -
Return of capital                                                          -              -         957,599               -
                                                               -------------  -------------   -------------   -------------
Total Distributions                                               16,743,566     13,641,807       4,369,035       3,214,211
                                                               -------------  -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS, NET (NOTE 7)                          15,227,203     (8,426,472)    (10,829,169)    (50,673,226)
                                                               -------------  -------------   -------------   -------------
Total increase (decrease) in net assets                           15,367,711     (2,374,527)    (12,163,600)    (50,104,758)
                                                               -------------  -------------   -------------   -------------

NET ASSETS
Beginning of Year                                                169,664,877    172,039,404      66,754,360     116,859,118
                                                               -------------  -------------   -------------   -------------
End of Year                                                    $ 185,032,588  $ 169,664,877   $  54,590,760   $  66,754,360
                                                               =============  =============   =============   =============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME                                          $      55,698  $   2,508,739   $    (672,187)  $  (1,423,332)

See Notes to Financial Statements.

                                                                  INTERNATIONAL PORTFOLIO     U.S. INFLATION-INDEXED PORTFOLIO
                                                               ----------------------------   --------------------------------
                                                                YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                               DEC. 31, 2004  DEC. 31, 2003   DEC. 31, 2004    DEC. 31, 2003
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income, net                                         $   1,899,153  $   1,780,122   $   3,066,084   $      3,138,145
Net realized gain on investments, financial
 futures contracts and foreign currency-related
 transactions                                                      4,482,976     11,649,614       5,391,807          4,217,193
Net change in unrealized appreciation (depreciation) on
 investments, financial futures contracts and
 on translation of assets and liabilities denominated
 in foreign currency                                               1,837,216      1,186,795      (1,282,216)        (1,139,011)
                                                               -------------  -------------   -------------   ----------------
Net increase in net assets resulting from operations               8,219,345     14,616,531       7,175,675          6,216,327
                                                               -------------  -------------   -------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                         5,792,311     11,555,869       2,897,262          3,148,853
From net realized gain on investments, financial futures
 contracts and foreign currency-related transactions                 773,266      1,706,106       5,466,225          3,977,682
                                                               -------------  -------------   -------------   ----------------
Total Distributions                                                6,565,577     13,261,975       8,363,487          7,126,535
                                                               -------------  -------------   -------------   ----------------
CAPITAL SHARE TRANSACTIONS, NET (NOTE 7)                           1,683,705     (9,932,196)     14,916,993         (2,282,466)
                                                               -------------  -------------   -------------   ----------------
Total increase (decrease) in net assets                            3,337,473     (8,577,640)     13,729,181         (3,192,674)
                                                               -------------  -------------   -------------   ----------------

NET ASSETS
Beginning of Year                                                 79,542,340     88,119,980      86,162,156         89,354,830
                                                               -------------  -------------   -------------   ----------------
End of Year                                                    $  82,879,813  $  79,542,340   $  99,891,337   $     86,162,156
                                                               =============  =============   =============   ================
UNDISTRIBUTED NET INVESTMENT INCOME                            $   1,211,241  $   2,208,354   $           -   $              -

See Notes to Financial Statements.

                                                                GLOBAL INFLATION-INDEXED
                                                                    HEDGED PORTFOLIO
                                                          -----------------------------------
                                                                               PERIOD FROM
                                                            YEAR ENDED      JAN. 14, 2003* TO
                                                           DEC. 31, 2004      DEC. 31, 2003
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Investment income, net                                    $       770,447   $         756,283
Net realized gain (loss) on investments and
 foreign currency-related transactions                            405,682            (351,488)
Net change in unrealized appreciation
 on investments and on translation of assets and
 liabilities denominated in foreign currency                      707,450             782,385
                                                          ---------------   -----------------
Net increase in net assets resulting from operations            1,883,579           1,187,180
                                                          ---------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                        877,663             498,055
From net realized gain on investments and
 foreign currency-related transactions                            781,614             205,290
Return of capital                                                       -              43,576
                                                          ---------------   -----------------
Total Distributions                                             1,659,277             746,921
                                                          ---------------   -----------------
CAPITAL SHARE TRANSACTIONS, NET (NOTE 7)                        1,734,277          20,546,894
                                                          ---------------   -----------------
Total increase in net assets                                    1,958,579          20,987,153
                                                          ---------------   -----------------

NET ASSETS
Beginning of Year                                              20,987,153                   -
                                                          ---------------   -----------------
End of Year                                               $    22,945,732   $      20,987,153
                                                          ===============   =================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME          $      (807,849)  $        (229,835)
* Commencement of Operations

See Notes to Financial Statements.

FFTW FUNDS, INC.

FINANCIAL HIGHLIGHTS
U.S. SHORT-TERM PORTFOLIO

                                                                                 FOR THE YEAR ENDED,
                                                           -------------------------------------------------------------
FOR A SHARE OUTSTANDING                                     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                       2004         2003         2002         2001          2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                       $    9.43    $    9.53    $    9.68    $    9.71    $    9.65

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                           0.26         0.19*        0.24*        0.48         0.59
Net realized and unrealized gain (loss) on investments
 and financial futures contracts                               (0.10)       (0.05)       (0.14)       (0.03)        0.06
                                                           ---------    ---------    ---------    ---------    ---------
Total from investment operations                                0.16         0.14         0.10         0.45         0.65
                                                           ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS
From net investment income                                      0.26         0.24         0.25         0.48         0.59
                                                           ---------    ---------    ---------    ---------    ---------
Total distributions                                             0.26         0.24         0.25         0.48         0.59
                                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                             $    9.33    $    9.43    $    9.53    $    9.68    $    9.71
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                    1.74%        1.49%        1.19%        4.79%        6.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $ 143,773    $ 103,838    $  94,452    $ 289,078    $ 370,867
Ratio of operating expenses to average
 net assets, exclusive of interest expense (a)                  0.35%        0.35%        0.25%        0.25%        0.25%
Ratio of operating expenses to average net assets,
 inclusive of interest expense (a)                              0.35%        0.35%        0.30%        0.32%        0.25%
Ratio of net investment income to average
 net assets (a)                                                 2.45%        1.98%        2.46%        4.88%        6.13%
Decrease in above expense ratios due to waiver of
 investment advisory fees                                       0.15%        0.16%        0.21%        0.22%        0.17%
Portfolio Turnover                                               165%         190%         282%         158%         214%

(a)  Net of waivers and reimbursements.
*    Calculation based on average shares outstanding.

See Notes to Financial Statements.

LIMITED DURATION PORTFOLIO

                                                                               FOR THE YEAR ENDED,
                                                           -------------------------------------------------------------
FOR A SHARE OUTSTANDING                                     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                        2004        2003          2002        2001          2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                       $    9.96    $   10.15    $   10.05    $    9.85    $    9.66

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                           0.31*        0.34*        0.42         0.53         0.61
Net realized and unrealized gain (loss) on investments
 and financial futures contracts                               (0.15)       (0.09)        0.15         0.19         0.19
                                                           ---------    ---------    ---------    ---------    ---------
Total from investment operations                                0.16         0.25         0.57         0.72         0.80
                                                           ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS
From net investment income                                      0.35         0.38         0.42         0.52         0.61
From net realized gain on investments,
 and financial futures contracts                                0.01         0.06         0.05            -            -
                                                           ---------    ---------    ---------    ---------    ---------
Total distributions                                             0.36         0.44         0.47         0.52         0.61
                                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                             $    9.76    $    9.96    $   10.15    $   10.05    $    9.85
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                    1.65%        2.49%        5.81%        7.46%        8.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $  77,960    $ 124,072    $ 165,870    $ 117,357    $  97,484
Ratio of operating expenses to average
 net assets, exclusive of interest expense (a)                  0.37%        0.35%        0.30%        0.30%        0.30%
Ratio of operating expenses to average
 net assets, inclusive of interest expense (a)                  0.37%        0.35%        0.30%        0.30%        0.30%
Ratio of net investment income to average
 net assets (a)                                                 3.13%        3.35%        4.19%        5.32%        6.25%
Decrease in above expense ratios due to waiver of
 investment advisory fees                                       0.20%        0.20%        0.24%        0.23%        0.24%
Portfolio Turnover                                               191%         352%         110%         209%         327%

(a)  Net of waivers.
*    Calculation based on average shares outstanding.

See Notes to Financial Statements.

MORTGAGE-BACKED PORTFOLIO

                                                                                 FOR THE YEAR ENDED,
                                                           -------------------------------------------------------------
FOR A SHARE OUTSTANDING                                     DEC. 31,    DEC. 31,      DEC. 31,     DEC. 31,    DEC. 31,
THROUGHOUT THE PERIOD:                                        2004        2003          2002         2001        2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                       $   10.19    $   10.29    $   10.00    $    9.96    $    9.64
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                           0.43*        0.40*        0.44*        0.61         0.70
Net realized and unrealized gain (loss) on
 investments, short sales, and financial futures,
 swap, and options contracts                                    0.10        (0.02)        0.41         0.02         0.35
                                                           ---------    ---------    ---------    ---------    ---------
Total from investment operations                                0.53         0.38         0.85         0.63         1.05
                                                           ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS
From net investment income                                      0.56         0.48         0.56         0.59         0.73
                                                           ---------    ---------    ---------    ---------    ---------
Total distributions                                             0.56         0.48         0.56         0.59         0.73
                                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                             $   10.16    $   10.19    $   10.29    $   10.00    $    9.96
                                                           =========    =========    =========    =========    =========

TOTAL RETURN                                                    5.33%        3.84%        8.68%        6.43%       11.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $ 113,156    $ 129,530    $ 155,814    $ 357,288    $ 336,141
Ratio of operating expenses to average
 net assets, exclusive of interest expense (a)                  0.34%        0.31%        0.25%        0.25%        0.25%
Ratio of operating expenses to average
 net assets, inclusive of interest expense (a)                  0.34%        0.32%        0.25%        0.25%        0.26%
Ratio of net investment income to average
 net assets (a)                                                 4.27%        3.94%        4.38%        6.02%        7.20%
Decrease in above expense ratios due to
 waiver of investment advisory fees                             0.20%        0.21%        0.22%        0.21%        0.20%
Portfolio Turnover                                               595%         582%         601%         523%         699%

(a)  Net of waivers.
*    Calculation based on average shares outstanding.

See Notes to Financial Statements.

WORLDWIDE PORTFOLIO

                                                                                  FOR THE YEAR ENDED,
                                                           -------------------------------------------------------------
FOR A SHARE OUTSTANDING                                     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                        2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                       $    9.97    $    9.61    $    8.64    $    8.91    $    9.12

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                           0.26*        0.26*        0.31         0.39*        0.48*
Net realized and unrealized gain (loss) on investments,
 financial futures, swap and options contracts and
 foreign currency related transactions                          0.69         0.91         0.96        (0.27)       (0.21)
                                                           ---------    ---------    ---------    ---------    ---------
Total from investment operations                                0.95         1.17         1.27         0.12         0.27
                                                           ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS
From net investment income                                      0.84         0.81         0.30         0.39         0.38
From net realized gain on investments,
 financial futures, swap and options contracts
 and foreign currency related transactions                      0.12            -            -            -            -
Return of capital                                                  -            -            -            -         0.10
                                                           ---------    ---------    ---------    ---------    ---------
Total distributions                                             0.96         0.81         0.30         0.39         0.48
                                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                             $    9.96    $    9.97    $    9.61    $    8.64    $    8.91
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                   10.13%       12.68%       14.97%        1.40%        3.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $ 185,033    $ 169,665    $ 172,039    $ 158,839    $ 158,474
Ratio of operating expenses to average
 net assets, exclusive of interest expense (a)                  0.60%        0.60%        0.60%        0.60%        0.60%
Ratio of operating expenses to average
 net assets, inclusive of interest expense (a)                  0.60%        0.60%        0.60%        0.60%        0.60%
Ratio of net investment income to average
 net assets (a)                                                 2.62%        2.71%        3.42%        4.50%        5.53%
Decrease in above expense ratios due to
 waiver of investment advisory fees                             0.05%        0.04%        0.02%        0.01%        0.00%+
Portfolio Turnover                                               327%         392%         585%         618%         493%

(a)  Net of waivers.
*    Calculation based on average shares outstanding.
+    Rounds to less than 0.01%.

See Notes to Financial Statements.

WORLDWIDE CORE PORTFOLIO

                                                                               FOR THE YEAR ENDED,
                                                           -------------------------------------------------------------
FOR A SHARE OUTSTANDING                                     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                        2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                       $   11.18    $   11.15    $   10.96    $   10.79    $   10.58

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                           0.31*        0.31*        0.40*        0.48         0.60
Net realized and unrealized gain on
 investments, financial futures, swap and
 options contracts and foreign currency
 related transactions                                           0.26         0.11         0.36         0.27         0.50
                                                           ---------    ---------    ---------    ---------    ---------
Total from investment operations                                0.57         0.42         0.76         0.75         1.10
                                                           ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS
From investment income, net                                     0.66         0.39         0.53         0.58         0.89
From capital stock in excess of par value                          -            -         0.04            -            -
Return of capital                                               0.18            -            -            -            -
                                                           ---------    ---------    ---------    ---------    ---------
Total distributions                                             0.84         0.39         0.57         0.58         0.89
                                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                             $   10.91    $   11.18    $   11.15    $   10.96    $   10.79
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                    5.49%        3.71%        7.36%        6.94%       10.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $  54,591    $  66,754    $ 116,859    $ 219,987    $ 210,996
Ratio of operating expenses to average net
 assets, exclusive of interest expense (a)                      0.64%        0.55%        0.45%        0.45%        0.45%
Ratio of operating expenses to average
 net assets, inclusive of interest expense (a)                  0.65%        0.55%        0.45%        0.45%        0.45%
Ratio of net investment income to average
 net assets (a)                                                 2.87%        2.74%        3.61%        4.38%        5.60%
Decrease in above expense ratios due to
 waiver of investment advisory fees                             0.15%        0.16%        0.17%        0.17%        0.14%
Portfolio Turnover                                               381%         441%         565%         615%         549%

(a)  Net of waivers.
*    Calculation based on average shares outstanding.

See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO

                                                                                   FOR THE YEAR ENDED,
                                                           -------------------------------------------------------------
FOR A SHARE OUTSTANDING                                     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
THROUGHOUT THE PERIOD:                                       2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                       $    8.81    $    8.67    $    7.53    $    8.18    $    8.70

INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                           0.21*        0.20*        0.16         0.29         0.44
Net realized and unrealized gain (loss)
 on investments, financial futures contracts
 and foreign currency related transactions                      0.77         1.46         1.45        (0.63)       (0.54)
                                                           ---------    ---------    ---------    ---------    ---------
Total from investment operations                                0.98         1.66         1.61        (0.34)       (0.10)
                                                           ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS
From net investment income                                      0.62         1.32         0.42         0.31         0.04
From net realized gain on investments,
 financial futures contracts and foreign
 currency related transactions                                  0.08         0.20         0.05            -            -
Return of capital                                                  -            -            -            -         0.38
                                                           ---------    ---------    ---------    ---------    ---------
Total distributions                                             0.70         1.52         0.47         0.31         0.42
                                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                             $    9.09    $    8.81    $    8.67    $    7.53    $    8.18
                                                           =========    =========    =========    =========    =========
TOTAL RETURN                                                   12.17%       20.25%       21.81%       (4.22%)      (0.98%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $  82,880    $  79,542    $  88,120    $ 107,848    $ 121,377
Ratio of operating expenses to average
 net assets, exclusive of interest expense (a)                  0.76%        0.71%        0.60%        0.60%        0.60%
Ratio of operating expenses to average
 net assets, inclusive of interest expense (a)                  0.76%        0.71%        0.61%        0.60%        0.60%
Ratio of net investment income to average
 net assets (a)                                                 2.44%        2.22%        2.50%        3.70%        5.18%
Decrease in above expense ratios due to
 waiver of investment advisory fees                              N/A         0.01%        0.07%        0.06%        0.04%
Portfolio Turnover                                               221%         223%         334%         659%         508%

(a)  Net of waivers.
*    Calculation based on average shares outstanding.

See Notes to Financial Statements.

U.S. INFLATION-INDEXED PORTFOLIO

                                                                FOR THE YEAR ENDED,
                                                     ---------------------------------------        PERIOD FROM
FOR A SHARE OUTSTANDING                               DEC. 31,      DEC. 31,       DEC. 31,     JANUARY 2, 2001* TO
THROUGHOUT THE PERIOD:                                  2004          2003           2002        DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                 $    10.71    $    10.82     $    10.09    $              10.00

INCREASE FROM INVESTMENT OPERATIONS
Net investment income                                      0.42          0.40**         0.49                    0.46
Net realized and unrealized gain on investments            0.59          0.42           1.11                    0.19
                                                     ----------    ----------     ----------    --------------------
Total from investment operations                           1.01          0.82           1.60                    0.65
                                                     ----------    ----------     ----------    --------------------

LESS DISTRIBUTIONS
From net investment income                                 0.42          0.41           0.49                    0.46
From net realized gain on investments                      0.63          0.52           0.38                    0.10
                                                     ----------    ----------     ----------    --------------------
Total distributions                                        1.05          0.93           0.87                    0.56
                                                     ----------    ----------     ----------    --------------------
Net asset value, end of period                       $    10.67    $    10.71     $    10.82    $              10.09
                                                     ==========    ==========     ==========    ====================
TOTAL RETURN                                               9.71%         7.65%         16.17%                   6.54%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $   99,891    $   86,162     $   89,355    $             39,610
Ratio of operating expenses to average
 net assets, exclusive of interest expense (a)             0.35%         0.35%          0.35%                   0.35%(b)
Ratio of operating expenses to average
 net assets, inclusive of interest expense (a)             0.35%         0.35%          0.35%                   0.35%(b)
Ratio of net investment income to
 average net assets (a)                                    4.06%         3.65%          4.98%                   4.74%(b)
Decrease in above expense ratios due to
 waiver of investment advisory fees                        0.29%         0.25%          0.22%                   0.33%(b)
Portfolio Turnover                                          774%          154%           140%                     74%

(a)  Net of waivers.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of Operations.
**   Calculation based on average shares outstanding.

See Notes to Financial Statements.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

                                                     YEAR ENDED         PERIOD FROM
FOR A SHARE OUTSTANDING                               DEC. 31,      JANUARY 14, 2003* TO
THROUGHOUT THE PERIOD:                                  2004         DECEMBER 31, 2003
----------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                 $    10.28     $              10.00

INCREASE FROM INVESTMENT OPERATIONS
Net investment income                                      0.37**                   0.38**
Net realized and unrealized gain on investments
 and foreign currency related transactions                 0.53                     0.27
                                                     ----------     --------------------
Total from investment operations                           0.90                     0.65
                                                     ----------     --------------------

LESS DISTRIBUTIONS
From net investment income                                 0.42                     0.25
From net realized gain on investments
 and foreign currency related transactions                 0.37                     0.10
Return of capital                                             -                     0.02
                                                     ----------     --------------------
Total distributions                                        0.79                     0.37
                                                     ----------     --------------------
Net asset value, end of period                       $    10.39     $              10.28
                                                     ==========     ====================
TOTAL RETURN                                               8.93%                    6.59%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $   22,946     $             20,987
Ratio of operating expenses to average
 net assets, exclusive of interest expense (a)             0.50%                    0.50%(b)
Ratio of operating expenses to average
 net assets, inclusive of interest expense (a)             0.50%                    0.50%(b)
Ratio of net investment income to average
 net assets (a)                                            3.54%                    3.87%(b)
Decrease in above expense ratios due to
 waiver of investment advisory fees and
 reimbursements of other expenses                          0.40%                    0.31%(b)
Portfolio Turnover                                          593%                     137%

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of Operations.
**   Calculation based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has seventeen Portfolios (the "Portfolios"), eight of which were active as of December 31, 2004. The eight active Portfolios are: U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"); Mortgage-Backed Portfolio ("Mortgage"); Worldwide Portfolio ("Worldwide"); Worldwide Core Portfolio ("Worldwide Core"); International Portfolio ("International"); U.S. Inflation-Indexed Portfolio ("U.S. Inflation-Indexed"); and Global Inflation-Indexed Hedged Portfolio ("Global Inflation-Indexed Hedged"). The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser").

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NET ASSET VALUE

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time (unless the markets close early) on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio, other than Mortgage. The NAV of the Mortgage is calculated by the Portfolio's Accounting Agent as of 4 p.m. Eastern time on the last Business Day of each month, on any other Business Days in which the Fund accepts a purchase in good order, and on each Business Day for which a redemption has been placed.

SECURITIES

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium on a daily basis to interest income using the interest method. The Fund uses the first-in first-out method for determining gain or loss on sales of securities.

VALUATION

Readily marketable fixed-income securities are valued on the basis of prices provided by independent pricing services when such prices are believed by the Investment Adviser to reflect the market value of such securities, subject to the oversight of the Board of Directors. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (ask price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by a pricing service approved by the Board of Directors, or are determined by the Fund not to reflect accurately fair value (such as when an event occurs after the close of markets and that is determined by the Fund to have changed the value of the security), are revalued at fair value as determined in good faith under the direction of the Board of Directors by the Fund's valuation committee. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Securities with maturities of less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

EXPENSES

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated proportionately among them based on their net assets.

INCOME TAX

There is no provision for federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

At December 31, 2004, certain Portfolios had the following capital loss carryforwards to offset net capital gains, to the extent provided by federal income tax regulations.

                                                CARRYFORWARD      EXPIRATION
PORTFOLIO                                          AMOUNT            DATE
----------------------------------------------------------------------------
U.S. Short-Term                                  (2,647,239)      12/31/2005
                                                 (7,649,973)      12/31/2007
                                                 (1,768,493)      12/31/2008
                                                 (1,204,646)      12/31/2010
                                                 (1,272,514)      12/31/2011
                                                   (882,026)      12/31/2012
Limited Duration                                 (1,108,685)      12/31/2012
Mortgage                                         (7,267,722)      12/31/2007
                                                   (115,491)      12/31/2008

In addition, U.S. Short Term, Limited Duration, Mortgage, Worldwide Core and Global Inflation-Index Hedged generated post-October 31, 2004, net capital losses of $266,101, $365,017, $1,411,161, $11,097 and $83,064, respectively, which, if unused, will expire on December 31, 2012. Worldwide Core generated post October 31, 2004 foreign currency losses of $474,960, which will be treated as arising on January 1, 2005.

DIVIDENDS TO SHAREHOLDERS

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of each Portfolio, other than U.S. Short-Term, will be declared as a dividend payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment in come of U.S. Short-Term will be declared as a dividend payable daily to the shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations.

Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes.

At December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

                                                               ACCUMULATED           NET UNREALIZED
                                        UNDISTRIBUTED       NET REALIZED GAIN         APPRECIATION
                                       (DISTRIBUTIONS    (LOSS) ON INVESTMENTS,      (DEPRECIATION)
                                       IN EXCESS OF)      SHORT SALES, OPTIONS,    ON INVESTMENTS AND
                                       NET INVESTMENT      SWAPS AND FINANCIAL  FINANCIAL FUTURES, SWAPS
     PORTFOLIO                             INCOME           FUTURES CONTRACTS     AND OPTIONS CONTRACTS
--------------------------------------------------------------------------------------------------------
U.S. Short-Term                         $       5,308       $   (15,424,891)         $      (565,793)
Limited Duration                              171,446            (1,108,685)                (833,449)
Mortgage                                            -            (7,383,213)                 327,915
Worldwide                                  10,023,014               805,415               10,360,395
Worldwide Core                                      -                     1                2,184,815
International                               6,216,444               618,592                3,976,473
U.S. Inflation-Indexed                              -               505,009                1,293,817
Global Inflation-Indexed Hedged                     -               109,216                  681,985

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to the federal income tax treatment of wash sales, post-October losses, straddles and forward and future contracts.Temporary differences do not require reclassification.

The character of distributions for each Portfolio's fiscal year ended December 31, 2004 and December 31, 2003 is as follows:

                                      ORDINARY INCOME (a)         LONG-TERM CAPITAL GAINS    RETURN OF CAPITAL
                                 -----------------------------   -------------------------  -------------------
PORTFOLIO                            2004            2003           2004          2003        2004       2003
---------------------------------------------------------------------------------------------------------------
U.S. Short-Term                  $   3,425,769   $   2,541,448   $         -  $          -  $       -  $      -
Limited Duration                     3,467,307       5,934,835       114,252       776,627          -         -
Mortgage                             6,407,938       6,892,975             -             -          -         -
Worldwide                           16,657,022      13,641,807        86,544             -          -         -
Worldwide Core                       3,036,811       3,214,211       374,625             -    957,599         -
International                        6,477,631      12,846,574        87,946       415,401          -         -
U.S. Inflation-Indexed               6,148,333       5,993,798     2,215,154     1,132,737          -         -
Global Inflation-Indexed Hedged      1,543,678         703,345       115,599             -          -    43,576

(a)  Includes distributions from Portfolio of net short-term capital gains.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par (i.e., return of capital).

During the year ended December 31, 2004, the Portfolios reclassified the following book to tax differences [increases (decreases)]:

                                   UNDISTRIBUTED NET    ACCUMULATED
                                      INVESTMENT       NET REALIZED      CAPITAL STOCK IN
     PORTFOLIO                          INCOME           GAIN/LOSS      EXCESS OF PAR VALUE
-------------------------------------------------------------------------------------------
U.S. Short-Term                          438,985         1,155,371          (1,594,356)
Limited Duration                         556,478          (556,478)                 --
Mortgage                               1,389,883          (824,494)           (565,389)
Worldwide                              7,715,347        (7,715,347)                 --
Worldwide Core                         3,447,477        (1,788,114)         (1,659,363)
International                          2,896,045        (2,896,045)                 --
U.S. Inflation-Indexed                  (168,822)          168,822                  --
Global Inflation-Indexed Hedged         (470,799)          470,799

These reclassifications were made as a result of the differences in the treatment of foreign currency transactions, pay-downs on mortgage-backed securities, tax return of capital, net realized securities gains for federal income tax purposes and capital loss carryover expiring unused versus financial reporting purposes. Each Portfolio's net assets were not affected by these reclassifications.

CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation and depreciation on assets and liabilities other than investments in securities denominated in foreign currencies arise from changes in the exchange rates.

ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, financial highlights and notes thereto. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY AGREEMENTS AND AFFILIATED TRANSACTIONS

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. The investment advisory fees to be paid to the Investment Adviser are computed daily at annual rates set forth below. The fees are payable quarterly for U.S. Short-Term and Worldwide, and monthly for Limited Duration, Mortgage, Worldwide Core, International, U.S. Inflation-Indexed, and Global Inflation-Indexed Hedged.

From time to time, the Investment Adviser has agreed to waive its investment advisory fees and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement for the year ended December 31, 2004 (reflecting certain waivers), the investment advisory fees per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice. The current expense caps and investment advisory fee waivers for U.S. Short-Term and Worldwide can only be changed by consent of the shareholders. All other expense caps and fee waivers can be terminated at any time by the Investment Adviser.

                                       INVESTMENT         CURRENT    CURRENT
                                        ADVISORY        INVESTMENT   EXPENSE
    PORTFOLIO                      FEE PER AGREEMENT   ADVISORY FEE    CAP
----------------------------------------------------------------------------
U.S. Short-Term                           0.30%            0.15%       0.40%(a)
Limited Duration                          0.35%            0.15%          -
Mortgage                                  0.30%            0.10%          -
Worldwide                                 0.40%            0.35%       0.60%(a)
Worldwide Core                            0.40%            0.25%          -
International                             0.40%            0.40%          -
U.S. Inflation-Indexed                    0.40%            0.11%       0.35%(b)
Global Inflation-Indexed Hedged           0.40%            0.00%       0.50%(b)

(a)  Contractual expense cap per the Advisory Agreement.
(b) Voluntary expense cap which may be eliminated upon notice from the Investment Adviser.

Effective May 28, 2002, Directors who are not employees of the Investment Adviser receive an annual retainer of $40,000 payable in quarterly installments. On November 22, 1999, the directors established the position of lead independent director. The lead independent director acts as spokesperson for the remaining independent directors. The lead independent director receives an additional 25% compensation on an annual basis, which is payable in quarterly Installments. Directors' fees of $170,000 (not including expenses) were allocated among the Portfolios and paid for the year ended December 31, 2004.

As of December 31, 2004, the Investment Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 37.7% of the Fund's total net assets and therefore, the Investment Adviser may be deemed a control person.

Pursuant to an Operations Monitoring Agreement effective August 15, 2003, EOS Fund Services LLC ("EOS"), two employees of which serve as officers of the Fund, earns a fee for providing operations monitoring services to the Fund as well as to other investment vehicles offered by the Fund's investment adviser according to the following schedule: 0.02% of the average daily net assets of the Fund on the first $3.5 billion, 0.015% thereafter up to $5 billion, 0.01% thereafter up to $7.5 billion, 0.0075% thereafter up to $10 billion and 0.005% on assets over $10 billion. Pursuant to an Administration Agreement effective August 15, 2003, Investors Bank & Trust Company ("IBT") earns a fee for providing fund administration services to the Fund according to the following schedule: 0.05% of the first $350 million of the Fund's average daily net assets, 0.03% thereafter up to $2 billion, and 0.025% on assets over $2 billion. IBT also serves as the Fund's custodian, accounting agent and transfer agent. Fees paid for services rendered by IBT are based upon assets of the Fund and on transactions entered into by the Fund during the period. Fees for such services paid to IBT by the Fund are reflected as administration fees, custodian fees, accounting fees and transfer agent fees in the Statements of Operations.

The Fund has contracted with EOS Compliance Services LLC to provide services with respect to the monitoring of the Fund's compliance program pursuant to the Rule 38a-1 of the 1940 Act. EOS Compliance Services LLC has designated William
E. Vastardis as the Fund's Chief Compliance Officer. For these services, the Fund pays EOS Compliance Services LLC a monthly fee, plus any out-of-pocket expenses. Each Portfolio pays a pro rata portion of the fees based on its share of the Fund's average monthly net assets. The Fund's Board of Directors approved these arrangements at a meeting on September 23, 2004.

4.   INVESTMENT TRANSACTIONS

Purchase costs and proceeds from sales of investment securities (including U.S. government securities), other than short-term investments, for the year ended December 31, 2004 for each of the Portfolios were as follows:

                                      PURCHASE COST OF    PROCEEDS FROM SALES OF
       PORTFOLIO                   INVESTMENT SECURITIES  INVESTMENT SECURITIES
--------------------------------------------------------------------------------
U.S. Short-Term                        $   187,148,627       $   193,382,238
Limited Duration                           180,357,792           221,747,793
Mortgage                                 1,043,124,882         1,072,192,000
Worldwide                                  559,520,667           539,751,033
Worldwide Core                             214,299,193           234,054,791
International                              151,490,140           165,215,082
U.S. Inflation-Indexed                     582,456,327           573,640,635
Global Inflation-Indexed                   120,997,555           121,971,120

Mortgage engages in short-selling, in which Mortgage borrows a security to make delivery to the dealer that the security was sold to and then is obligated to replace it by purchasing the security at current market value. Mortgage incurs a loss if the price of the security increases between the date of the short sale and the date on which Mortgage purchases the security to cover the short sale. Mortgage realizes a gain if the price of the security declines between those dates. While Mortgage has a borrowed security, Mortgage will maintain daily a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position (see Note 12). At December 31, 2004, Mortgage held no short positions.

Mortgage, Worldwide and Worldwide Core may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

5.   FORWARD FOREIGN EXCHANGE CONTRACTS

Each Portfolio may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the Portfolios' Investment Adviser has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities and in the Statements of Operations as unrealized gains and losses. Realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions in the Statements of Operations. The Portfolios' custodian will place and maintain cash not available for investment, U.S. government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under certain open forward foreign exchange contracts

(see Note 12). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Each Portfolio may enter into foreign currency transactions on the spot markets (foreign currency translations that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts.

Appendix A of the Notes to Financial Statements details each fund's outstanding forward foreign exchange contracts at December 31, 2004.

6.   FINANCIAL FUTURES CONTRACTS

Each Portfolio may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Portfolio to "mark to market" open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. At December 31, 2004 , the Portfolios placed U.S. Treasury bills, other liquid securities or cash in segregated accounts for the benefit of the futures clearing broker at the Portfolio's custodian with respect to their financial futures contracts as follows:

                                              DECEMBER 31, 2004
    PORTFOLIO                                 COLLATERAL VALUE
---------------------------------------------------------------
U.S. Short-Term                                  $    99,951
Limited Duration                                     399,804
Mortgage                                             399,804
Worldwide                                          1,129,855
Worldwide Core                                     1,288,144
International                                        791,449

Appendix B of the Notes to Financial Statements details each Portfolio's open futures contracts at December 31, 2004.

7.   CAPITAL STOCK TRANSACTIONS

As of December 31, 2004, the Fund complex has authorized 5,000,000,000 shares, each with a par value of $0.001. Each Portfolio has been allocated 200,000,000 shares, with the remainder as unallocated. Transactions in capital stock are listed in Appendix C of the Notes to Financial Statements.

8.   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase and reverse repurchase agreements. The Investment Adviser determines creditworthiness of a repurchase agreement party, subject to the oversight of the Board of Directors. Under a repurchase agreement, a bank or securities firm which the Portfolio's Investment Adviser has deemed creditworthy (that is, a dealer in U.S. government securities reporting to the Federal Reserve Bank of New York) or the Fund's custodian, agrees to sell U.S. government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. government securities purchases U.S. government securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities that the Portfolio is obligated to repurchase. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian , cash or securities equal in value to those subject to the reverse repurchase agreement (see Note 12). Each Portfolio will only engage in repurchase and reverse repurchase transactions with parties selected on the basis of such counterparty's creditworthiness.

During the year ended December 31, 2004, U.S. Short Term, Limited Duration, Mortgage, Worldwide and Worldwide Core entered into reverse repurchase agreements. The following table summarizes the interest expenses associated with reverse repurchase agreements, the average amount of reverse repurchase agreements outstanding, and the average interest rate for each Portfolio. There were no open reverse repurchase agreements at December 31, 2004.

                                          INTEREST     AVERAGE     AVERAGE
      PORTFOLIO                           EXPENSE      BALANCE      RATE
--------------------------------------------------------------------------
U.S. Short-Term                            $ 3,168   $ 1,639,566    1.29%
Limited Duration                                42       199,750    1.50%
Mortgage                                     4,989     1,535,483    1.22%
Worldwide                                       17       282,000    2.18%
Worldwide Core                               1,402     1,195,260    1.70%

9.   OPTIONS TRANSACTIONS

For hedging purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Portfolio bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Portfolio to "mark to market" option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day's trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by such Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

10.  SWAP TRANSACTIONS

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks include a possibility that no liquid market exists for these obligations, that the counterparty defaults on its obligation, or that unfavorable changes occur in the value of underlying securities or indices related to a swap contract. The loss incurred by the failure of a counterparty generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating overall potential risk.

At December 31, 2004, Mortgage-Backed Portfolio had one outstanding swap contract with Deutsche Bank with the following terms:

  NOTIONAL          TERMINATION        PAYMENT MADE      PAYMENTS RECEIVED
   AMOUNT              DATE          BY THE PORTFOLIO    BY THE PORTFOLIO
--------------------------------------------------------------------------
$ 28,000,000         3/15/2007             3.65%             USD LIBOR

11.  INTEREST ONLY AND PRINCIPAL ONLY SECURITIES

Interest only securities (IOs) entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. Principal only securities
(POs) entitle the holder to principal cash flows on the underlying pool. The Fund primarily invests in IOs and POs backed by mortgage securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

12.  SEGREGATION OF ASSETS

It is the policy of each of the Fund's Portfolios to have its custodian segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its settled liquid assets.

13.  CONCENTRATION OF RISKS

The Portfolios may invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets.

The Portfolios may invest in debt securities which are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater the risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default.

                                   APPENDIX A
         OPEN FORWARD FOREIGN EXCHANGE CONTRACTS AS OF DECEMBER 31, 2004
                          (CONTINUATION OF FOOTNOTE 5)

WORLDWIDE

                                                                                                      UNREALIZED
    CONTRACT                                                         COST/                           APPRECIATION
     AMOUNT                                                        PROCEEDS          VALUE          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
        3,306,431   Australian Dollar closing 2/23/05          $     2,437,001   $     2,581,287   $       144,286
        9,276,181   British Pound Sterling closing 2/23/05          17,294,303        17,750,548           456,245
        9,728,644   Canadian Dollar closing 2/23/05                  7,835,850         8,117,659           281,809
       57,701,684   Euro closing 2/23/05                            74,710,423        78,466,355         3,755,932
        6,902,463   Icelandic Krona closing 1/19/05                    108,299           111,996             3,697
    6,213,603,570   Japanese Yen closing 2/23/05                    58,757,544        60,852,052         2,094,508
        3,022,849   Polish Zloty closing 2/23/05                       866,394         1,003,411           137,017
    1,817,120,331   Republic of Korea Won closing 1/19/05            1,703,817         1,754,471            50,654
        8,735,207   Swedish Krona closing 2/23/05                    1,260,050         1,315,150            55,100
        9,898,480   Swiss Franc closing 2/23/05                      8,340,000         8,726,611           386,611

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
        2,600,000   Australian Dollar closing 2/23/05                1,968,337         2,029,786           (61,449)
       11,514,838   British Pound Sterling closing 2/23/05          21,177,943        22,034,358          (856,415)
        4,223,531   Canadian Dollar closing 2/23/05                  3,460,000         3,524,148           (64,148)
       43,170,573   Euro closing 2/23/05                            56,276,771        58,706,044        (2,429,273)
       82,463,887   Icelandic Krona closing 1/19/05                  1,299,462         1,338,014           (38,552)
    4,467,344,408   Japanese Yen closing 2/23/05                    43,174,791        43,750,309          (575,518)
        3,733,879   New Zealand Dollar closing 2/23/05               2,528,957         2,681,199          (152,242)
       54,517,858   Swedish Krona closing 2/23/05                    7,682,940         8,208,064          (525,124)
        5,486,291   Swiss Franc closing 2/23/05                      4,630,257         4,836,775          (206,518)
                                                                                                   ---------------
                                                                                                   $     2,456,620
                                                                                                   ===============

                                                                                                                     UNREALIZED
  CONTRACT       CURRENCY TO       COST/                    CONTRACT      CURRENCY TO       COST/                   APPRECIATION
   AMOUNT          DELIVER        PROCEEDS      VALUE        AMOUNT         RECEIVE        PROCEEDS      VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS
    1,400,000 Australian Dollar $  1,040,140 $  1,092,962    1,488,772 New Zealand       $  1,040,140 $  1,069,047  $    (23,915)
              closing 2/23/05                                          Dollar
                                                                       closing 2/23/05
    2,411,271 British Pound        4,426,062    4,614,117    3,433,623 Euro                 4,426,062    4,669,255        55,138
              Sterling                                                 closing 2/23/05
              closing 2/23/05
   10,520,000 Euro                13,933,827   14,305,753   94,616,951 Swedish Krona       13,933,827   14,245,277       (60,476)
              closing 2/23/05                                          closing 2/23/05
      340,000 Euro                   450,427      462,191   28,595,360 Icelandic Krona        450,427      463,973         1,782
              closing 1/19/05                                          closing 1/19/05
    3,050,000 Euro                 3,954,848    4,147,581  411,382,620 Japanese Yen         3,954,848    4,028,818      (118,763)
              closing 2/23/05                                          closing 2/23/05
    4,656,446 Euro                 5,932,473    6,332,127    3,250,000 British Pound        5,932,473    6,219,077      (113,050)
              closing 2/23/05                                          Sterling
                                                                       closing 2/23/05
  709,858,770 Japanese Yen         6,754,069    6,951,902    5,230,000 Euro                 6,754,069    7,112,081       160,179
              closing 2/23/05                                          closing 2/23/05
    1,889,550 New Zealand          1,317,525    1,356,835    1,710,000 Australian Dollar    1,317,525    1,334,975       (21,860)
              Dollar                                                   closing 2/23/05
              closing 2/23/05
   20,481,903 Swedish Krona        3,079,916    3,083,701    2,300,000 Euro                 3,079,916    3,127,684        43,983
              closing 2/23/05                                          closing 2/23/05
    5,622,577 Swiss Franc          4,917,742    4,956,927    3,680,000 Euro                 4,917,742    5,004,294        47,367
              closing 2/23/05                                          closing 2/23/05
                                                                                                                    ------------
                                                                                                                    $    (29,615)
                                                                                                                    ============

WORLDWIDE CORE

                                                                                                      UNREALIZED
CONTRACT                                                             COST/                           APPRECIATION
AMOUNT                                                             PROCEEDS          VALUE          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
          730,254   Australian Dollar closing 2/23/05          $       542,188   $       570,099   $        27,911
        3,073,928   British Pound Sterling closing 2/23/05           5,715,316         5,882,153           166,837
        1,725,563   Canadian Dollar closing 2/23/05                  1,399,105         1,439,824            40,719
       17,234,157   Euro closing 2/23/05                            22,687,268        23,436,081           748,813
        2,159,471   Icelandic Krona closing 1/19/05                     33,882            35,039             1,157
    1,198,578,088   Japanese Yen closing 2/23/05                    11,482,350        11,738,105           255,755
        1,022,429   Polish Zloty closing 2/23/05                       293,044           339,387            46,343
        1,442,723   Republic of Korea Won closing 1/19/05                1,353             1,393                40
        2,711,341   Swedish Krona closing 2/23/05                      390,017           408,213            18,196
        2,968,168   Swiss Franc closing 2/23/05                      2,500,000         2,616,786           116,786

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
          860,000   Australian Dollar closing 2/23/05                  651,184           671,391           (20,207)
        6,214,342   British Pound Sterling closing 2/23/05          11,366,809        11,891,530          (524,721)
        1,318,080   Canadian Dollar closing 2/23/05                  1,080,000         1,099,816           (19,816)
       28,698,371   Euro closing 2/23/05                            36,941,306        39,025,833        (2,084,527)
       25,441,589   Icelandic Krona closing 1/19/05                    401,965           412,802           (10,837)
    1,598,725,580   Japanese Yen closing 2/23/05                    15,273,377        15,656,894          (383,517)
        1,291,027   New Zealand Dollar closing 2/23/05                 874,412           927,052           (52,640)
        4,817,271   Swedish Krona closing 2/23/05                      720,000           725,275            (5,275)
        1,629,367   Swiss Franc closing 2/23/05                      1,373,341         1,436,468           (63,127)
                                                                                                   ---------------
                                                                                                   $    (1,742,110)
                                                                                                   ===============

                                                                                                                     UNREALIZED
  CONTRACT       CURRENCY TO       COST/                    CONTRACT      CURRENCY TO       COST/       CONTRACT    APPRECIATION
   AMOUNT          DELIVER        PROCEEDS      VALUE        AMOUNT         RECEIVE        PROCEEDS      AMOUNT    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS
      420,000 Australian        $    312,038 $    327,888 $    446,627 New Zealand       $    312,038 $    320,710  $     (7,178)
              Dollar                                                   Dollar
              closing 2/23/05                                          closing 2/23/05
      739,445 British Pound        1,357,321    1,414,974    1,052,908 Euro                 1,357,321    1,431,811        16,837
              Sterling                                                 closing 2/23/05
              closing 2/23/05
    3,050,000 Euro                 4,038,601    4,147,581   27,428,782 Swedish              4,038,601    4,129,604       (17,977)
              closing 2/23/05                                          Krona
                                                                       closing 2/23/05
      100,000 Euro                   132,479      135,939    8,410,400 Icelandic Krona        132,479      136,462           523
              closing 1/19/05                                          closing 2/23/05
      950,000 Euro                 1,231,301    1,291,869  128,093,330 Japanese Yen         1,231,301    1,254,464       (37,405)
              closing 2/23/05                                          closing 2/23/05
    1,147,775 Euro                 1,459,079    1,560,816      800,000 British Pound        1,459,079    1,530,850       (29,966)
              closing 2/23/05                                          Sterling
                                                                       closing 2/23/05
  225,317,180 Japanese Yen         2,143,267    2,206,612    1,660,000 Euro                 2,143,267    2,257,372        50,760
              closing 2/23/05                                          closing 2/23/05
      607,748 New Zealand
              Dollar                 423,765      436,408      550,000 Australian Dollar      423,765      429,378        (7,030)
              closing 2/23/05                                          closing 2/23/05
    5,877,265 Swedish Krona          883,875      884,865      660,000 Euro                   883,875      897,509        12,644
              closing 2/23/05                                          closing 2/23/05
    1,695,928 Swiss Franc          1,483,430    1,495,149    1,110,000 Euro                 1,483,430    1,509,447        14,298
              closing 2/23/05                                          closing 2/23/05
                                                                                                                    ------------
                                                                                                                    $     (4,494)
                                                                                                                    ============

INTERNATIONAL

                                                                                                      UNREALIZED
CONTRACT                                                             COST/                           APPRECIATION
AMOUNT                                                             PROCEEDS          VALUE          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
        1,790,235   Australian Dollar closing 2/23/05          $     1,340,201   $     1,397,613   $        57,412
        1,046,275   British Pound Sterling closing 1/5/05            2,017,280         2,008,602            (8,679)
        5,894,734   British Pound Sterling closing 2/23/05          10,833,448        11,279,939           446,491
        6,960,305   Canadian Dollar closing 2/23/05                  5,591,969         5,807,736           215,767
        5,057,228   Danish Krone closing 2/23/05                       849,226           924,464            75,238
        1,743,674   Euro closing 1/3/05                              2,375,756         2,370,089            (5,667)
       37,296,951   Euro closing 2/23/05                            48,839,734        50,718,722         1,878,988
        1,907,002   Icelandic Krona closing 1/19/05                     29,921            30,942             1,021
    5,250,548,093   Japanese Yen closing 2/23/05                    49,761,748        51,420,503         1,658,755
       43,808,000   Japanese Yen closing 1/6/05                        422,246           427,580             5,334
        1,422,505   Polish Zloty closing 2/23/05                       407,711           472,189            64,478
    1,169,481,942   Republic of Korea Won closing 1/19/05            1,096,561         1,129,162            32,601
        4,675,768   Swedish Krona closing 2/23/05                      670,030           703,971            33,941
        5,303,648   Swiss Franc closing 2/23/05                      4,460,000         4,675,756           215,756

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
        1,140,000   Australian Dollar closing 2/23/05                  859,516           889,983           (30,467)
        6,519,231   British Pound Sterling closing 2/23/05          12,269,009        12,474,955          (205,946)
        3,821,792   Canadian Dollar closing 2/23/05                  3,150,000         3,188,934           (38,934)
          621,820   Euro closing 1/5/05                                847,789           845,214             2,575
       28,283,741   Euro closing 2/23/05                            36,746,243        38,461,999        (1,715,756)
       28,785,273   Icelandic Krona closing 1/19/05                    453,597           467,054           (13,457)
    3,820,099,247   Japanese Yen closing 2/23/05                    36,528,196        37,411,605          (883,409)
        7,168,026   New Zealand Dollar closing 2/23/05               4,854,904         5,147,167          (292,263)
        8,702,943   Swedish Krona closing 2/23/05                    1,290,000         1,310,292           (20,292)
        2,995,910   Swiss Franc closing 2/23/05                      2,516,181         2,641,227          (125,046)
                                                                                                   ---------------
                                                                                                   $     1,348,441
                                                                                                   ===============

                                                                                                                     UNREALIZED
  CONTRACT       CURRENCY TO       COST/                    CONTRACT      CURRENCY TO       COST/       CONTRACT    APPRECIATION
   AMOUNT          DELIVER        PROCEEDS      VALUE        AMOUNT         RECEIVE        PROCEEDS      AMOUNT    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS
      580,000 Australian Dollar $    430,914 $    452,798      616,775 New Zealand
              closing 2/23/05                                          Dollar            $    430,914 $    442,889   $     (9,909)
                                                                       closing 2/23/05
    1,594,763 British Pound
              Sterling             2,927,902    3,051,679    2,270,515 Euro                 2,927,902    3,087,589         35,910
              closing 2/23/05                                          closing 2/23/05
    3,570,000 Euro                 4,678,123    4,854,709   32,050,449 Swedish Krona        4,678,123    4,825,430        (29,279)
              closing 2/23/05                                          closing 2/23/05
      120,000 Euro                   158,974      163,126   10,092,480 Icelandic Krona        158,974      163,755            629
              closing 1/19/05                                          closing 2/23/05
    1,930,000 Euro                 2,499,252    2,624,535  260,144,200 Japanese Yen         2,499,252    2,547,686        (76,849)
              closing 2/23/05                                          closing 2/23/05
    2,282,067 Euro                 2,899,260    3,103,297    1,590,000 British Pound        2,899,260    3,042,564        (60,733)
              closing 2/23/05                                          Sterling
                                                                       closing 2/23/05
  441,732,280 Japanese Yen         4,199,905    4,326,043    3,250,000 Euro                 4,199,905    4,419,553         93,510
              closing 2/23/05                                          closing 2/23/05
      618,799 New Zealand
              Dollar                 431,470      444,343      560,000 Australian Dollar      431,470      437,185         (7,158)
              closing 2/23/05                                          closing 2/23/05
    9,083,490 Swedish Krona        1,365,756    1,367,586    1,020,000 Euro                 1,365,756    1,387,060         19,474
              closing 2/23/05                                          closing 2/23/05
    2,734,861 Swiss Franc          2,392,386    2,411,084    1,790,000 Euro                 2,392,386    2,434,154         23,070
              closing 2/23/05                                          closing 2/23/05
                                                                                                                     ------------
                                                                                                                     $    (11,335)
                                                                                                                     ============

GLOBAL INFLATION-INDEXED HEDGED

                                                                                                      UNREALIZED
    CONTRACT                                                         COST/                           APPRECIATION
     AMOUNT                                                        PROCEEDS          VALUE          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE BUY CONTRACTS
          142,699   Australian Dollar closing 2/23/05          $       106,883   $       111,403   $         4,520
          170,000   British Pound Sterling closing 2/23/05             324,171           325,306             1,135
          299,486   Canadian Dollar closing 2/23/05                    246,498           249,894             3,396
        1,600,000   Euro closing 2/23/05                             2,098,677         2,175,780            77,103
        8,304,202   Icelandic Krona closing 1/19/05                    131,017           134,739             3,722
      265,976,777   Japanese Yen closing 2/23/05                     2,543,610         2,604,808            61,198
        1,384,523   Swedish Krona closing 2/23/05                      204,932           208,450             3,518
          584,345   Swiss Franc closing 2/23/05                        492,686           515,165            22,479

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
          514,741   Australian Dollar closing 2/23/05                  383,440           401,851           (18,411)
        2,306,155   British Pound Sterling closing 2/23/05           4,262,215         4,412,971          (150,756)
          232,150   Canadian Dollar closing 2/23/05                    190,000           193,708            (3,708)
        3,892,062   Euro closing 2/23/05                             5,046,887         5,292,670          (245,783)
       42,727,888   Icelandic Krona closing 1/19/05                    670,631           693,280           (22,649)
      242,714,232   Japanese Yen closing 2/23/05                     2,345,508         2,376,988           (31,480)
        1,495,279   New Zealand Dollar closing 2/23/05               1,008,872         1,073,720           (64,848)
       28,812,342   Swedish Krona closing 2/23/05                    4,066,144         4,337,910          (271,766)
          263,004   Swiss Franc closing 2/23/05                        221,717           231,866           (10,149)
                                                                                                   ---------------
                                                                                                   $      (642,479)
                                                                                                   ===============

                                                                                                                     UNREALIZED
  CONTRACT       CURRENCY TO       COST/                    CONTRACT      CURRENCY TO       COST/                   APPRECIATION
   AMOUNT          DELIVER        PROCEEDS      VALUE        AMOUNT         RECEIVE        PROCEEDS      VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS
      100,000 Australian Dollar $     74,321 $     78,069      106,330 New Zealand       $     74,321 $     76,353  $     (1,716)
              closing 2/23/05                                          Dollar
                                                                       closing 2/23/05
      240,000 British Pound
              Sterling               441,103      459,255      341,797 Euro                   441,103      464,797         5,542
              closing 2/23/05                                          closing 2/23/05
       40,000 Euro                    52,982       54,375    3,364,160 Icelandic Krona         52,982       54,585           210
              closing 1/19/05                                          closing 1/19/05
      370,000 Euro                   482,934      503,149    3,321,351 Swedish Krona          482,934      500,054        (3,095)
              closing 2/23/05                                          closing 2/23/05
       80,000 Euro                   106,031      108,751    6,726,800 Icelandic Krona        106,031      109,145           394
              closing 2/23/05                                          closing 2/23/05
      170,000 Euro                   220,008      231,177   22,900,080 Japanese Yen           220,008      224,269        (6,908)
              closing 2/23/05                                          closing 2/23/05
      272,818 Euro                   346,047      370,995      190,000 British Pound          346,047      363,577        (7,418)
              closing 2/23/05                                          Sterling
                                                                       closing 2/23/05
    5,557,800 Japanese Yen            52,917       54,430       40,000 Euro                    52,917       54,394           (36)
              closing 1/19/05                                          closing 1/19/05
   39,224,530 Japanese Yen           372,719      384,139      290,000 Euro                   372,719      394,360        10,221
              closing 2/23/05                                          closing 2/23/05
      165,748 New Zealand
              Dollar                 115,572      119,019      150,000 Australian Dollar      115,572      117,103        (1,916)
              closing 2/23/05                                          closing 2/23/05
    1,794,909 Swedish Krona          261,587      270,237      200,000 Euro                   261,587      271,972         1,735
              closing 2/23/05                                          closing 2/23/05
      351,390 Swiss Franc            307,378      309,789      230,000 Euro                   307,378      312,768         2,979
              closing 2/23/05                                          closing 2/23/05
                                                                                                                    ------------
                                                                                                                    $         (8)
                                                                                                                    ============

                                   APPENDIX B
            OPEN FINANCIAL FUTURES CONTRACTS AS OF DECEMBER 31, 2004
                          (CONTINUATION OF FOOTNOTE 6)

U.S. SHORT-TERM

                                                                   NOTIONAL        UNREALIZED
                                                                   VALUE OF       APPRECIATION
CONTRACTS                                                         CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
   30   March 2005 90-Day Eurodollar                           $     7,282,125   $       (38,356)

SHORT FUTURES CONTRACTS:

   10   March 2005 2-Year U.S. Treasury Note                         2,095,938               277
                                                                                 ---------------
                                                                                 $       (38,079)
                                                                                 ===============

LIMITED DURATION

                                                                   NOTIONAL
                                                                   VALUE OF        UNREALIZED
CONTRACTS                                                         CONTRACTS       APPRECIATION
------------------------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
   125   March 2005 2-Year U.S. Treasury Note                  $    26,199,218   $        11,074
                                                                                 ===============

MORTGAGE

                                                                  NOTIONAL
                                                                  VALUE OF         UNREALIZED
CONTRACTS                                                         CONTRACTS       DEPRECIATION
------------------------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
   44   March 2005 10-Year U.S. Treasury Note                  $     4,925,250   $       (10,210)

SHORT FUTURES CONTRACTS:
   75   March 2005 2-Year U.S. Treasury Note                        15,719,532            (7,109)
   89   March 2005 5-Year U.S. Treasury Note                         9,748,281            (9,353)
                                                                                 ---------------
                                                                                 $       (26,672)
                                                                                 ===============

WORLDWIDE

                                                                   NOTIONAL        UNREALIZED
                                                                   VALUE OF       APPRECIATION
CONTRACTS                                                         CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
    18    March 2005 10-Year U.S. Treasury Note                $     2,014,875   $        (4,540)
     7    March 2005 2-Year U.S. Treasury Note                       1,467,156            (2,322)
     2    March 2005 5-Year U.S. Treasury Note                         219,063               196
    61    March 2005 Euro Bund                                       9,832,801           (88,703)
    23    March 2005 Long Gilt Future                                4,926,233             6,379
    63    March 2005 U.S. Long Bond                                  7,087,500            (3,347)

SHORT FUTURES CONTRACTS:
    34    March 2005 10-Year U.S. Treasury Note                      3,805,875            (2,018)
     7    March 2005 2-Year U.S. Treasury Note                       1,467,156              (681)
   292    March 2005 5-Year U.S. Treasury Note                      31,983,125           (22,593)
     3    March 2005 Euro BOBL                                         460,378             1,291
                                                                                 ---------------
                                                                                 $      (116,338)
                                                                                 ===============

WORLDWIDE CORE

                                                                  NOTIONAL         UNREALIZED
                                                                    VALUE        OF APPRECIATION
CONTRACTS                                                         CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------------------------
LONG FUTURES CONTRACTS:
    22    March 2005 10-Year U.S. Treasury Note                $     2,462,625   $         6,071
    19    March 2005 Euro Bund                                       3,062,676           (27,935)
    13    March 2005 U.S. Long Bond                                  1,462,500             9,704

SHORT FUTURES CONTRACTS:
    84    March 2005 5-Year U.S. Treasury Note                       9,200,625             5,274
     1    March 2005 90-Day Euro                                       242,738               (91)
     1    March 2005 Euro BOBL                                         153,459             1,137
                                                                                 ---------------
                                                                                 $        (5,840)
                                                                                 ===============

INTERNATIONAL

                                                                   NOTIONAL        UNREALIZED
                                                                   VALUE OF       APPRECIATION
CONTRACTS                                                         CONTRACTS      (DEPRECIATION)
------------------------------------------------------------------------------------------------
SHORT FUTURES CONTRACTS:
    20    March 2005 British Long Gilts                        $     4,283,681   $        20,815
     6    March 2005 Euro BOBL                                         920,756            (4,593)
    52    March 2005 Euro Bund                                       8,382,060           (56,802)
     3    March 2005 U.S. Long Bond                                    337,500               552

SHORT FUTURES CONTRACTS:
    51    March 2005 10-Year U.S. Treasury Note                      5,708,813             1,016
   100    March 2005 5-Year U.S. Treasury Note                      10,953,125            (5,791)
                                                                                 ---------------
                                                                                 $       (44,803)
                                                                                 ===============

                                   APPENDIX C
                           CAPITAL STOCK TRANSACTIONS
                          (CONTINUATION OF FOOTNOTE 7)

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

                                                       YEAR ENDED                          YEAR ENDED
                                                    DECEMBER 31, 2004                  DECEMBER 31, 2003
                                           ---------------------------------   ---------------------------------
                                               SHARES            AMOUNT             SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                     31,213,110   $   293,056,688        50,042,795   $   474,882,237
Shares issued related to reinvestment of
  dividends                                        360,200         3,377,096           265,091         2,509,965
                                           ---------------   ---------------   ---------------   ---------------
                                                31,573,310       296,433,784        50,307,886       477,392,202
Shares redeemed                                 27,179,785       255,189,500        49,210,977       467,003,199
                                           ---------------   ---------------   ---------------   ---------------
Net increase                                     4,393,525   $    41,244,284         1,096,909   $    10,389,003
                                           ===============   ===============   ===============   ===============

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

                                                       YEAR ENDED                          YEAR ENDED
                                                    DECEMBER 31, 2004                  DECEMBER 31, 2003
                                           ---------------------------------   ---------------------------------
                                               SHARES            AMOUNT             SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        229,890   $     2,279,880         1,527,801   $    15,443,410
Shares issued related to reinvestment of
  dividends                                        352,061         3,472,733           654,997         6,591,608
                                           ---------------   ---------------   ---------------   ---------------
                                                   581,951         5,752,613         2,182,798        22,035,018
Shares redeemed                                  5,053,187        50,030,918         6,066,089        60,974,451
                                           ---------------   ---------------   ---------------   ---------------
Net decrease                                    (4,471,236)  $   (44,278,305)       (3,883,291)  $   (38,939,433)
                                           ===============   ===============   ===============   ===============

Transactions in capital stock for Mortgage were as follows for the periods indicated:

                                                       YEAR ENDED                          YEAR ENDED
                                                    DECEMBER 31, 2004                  DECEMBER 31, 2003
                                           ---------------------------------   ---------------------------------
                                               SHARES            AMOUNT             SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        704,226   $     7,000,000                 -   $             -
Shares issued related to reinvestment of
  dividends                                        621,348         6,277,976           675,879         6,892,975
                                           ---------------   ---------------   ---------------   ---------------
                                                 1,325,574        13,277,976           675,879         6,892,975
Shares redeemed                                  2,890,645        29,291,074         3,108,881        31,593,755
                                           ---------------   ---------------   ---------------   ---------------
Net decrease                                    (1,565,071)  $   (16,013,098)       (2,433,002)  $   (24,700,780)
                                           ===============   ===============   ===============   ===============

Transactions in capital stock for Worldwide were as follows for the periods indicated:

                                                       YEAR ENDED                          YEAR ENDED
                                                    DECEMBER 31, 2004                  DECEMBER 31, 2003
                                           ---------------------------------   ---------------------------------
                                               SHARES            AMOUNT             SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                      1,223,015   $    11,934,308         6,486,195   $    63,516,759
Shares issued related to reinvestment of
  dividends                                      1,592,982        15,348,610         1,266,217        12,343,258
                                           ---------------   ---------------   ---------------   ---------------
                                                 2,815,997        27,282,918         7,752,412        75,860,017
Shares redeemed                                  1,251,410        12,055,715         8,639,620        84,286,489
                                           ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                          1,564,587   $    15,227,203          (887,208)  $    (8,426,472)
                                           ===============   ===============   ===============   ===============

Transactions in capital stock for Worldwide Core were as follows for the periods indicated:

                                                       YEAR ENDED                          YEAR ENDED
                                                    DECEMBER 31, 2004                  DECEMBER 31, 2003
                                           ---------------------------------   ---------------------------------
                                               SHARES            AMOUNT             SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        600,705   $     6,555,997         1,235,873   $    13,883,818
Shares issued related to reinvestment of
  dividends                                        393,067         4,189,628           278,474         3,126,135
                                           ---------------   ---------------   ---------------   ---------------
                                                   993,772        10,745,625         1,514,347        17,009,953
Shares redeemed                                  1,960,299        21,574,794         6,018,842        67,683,179
                                           ---------------   ---------------   ---------------   ---------------
Net decrease                                      (966,527)  $   (10,829,169)       (4,504,495)  $   (50,673,226)
                                           ===============   ===============   ===============   ===============

Transactions in capital stock for International were as follows for the periods indicated:

                                                       YEAR ENDED                          YEAR ENDED
                                                    DECEMBER 31, 2004                  DECEMBER 31, 2003
                                           ---------------------------------   ---------------------------------
                                               SHARES            AMOUNT             SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                      4,786,043   $    42,195,233        12,200,565   $   107,669,510
Shares issued related to reinvestment of
   dividends                                       778,499         6,402,832         1,465,348        12,760,894
                                           ---------------   ---------------   ---------------   ---------------
                                                 5,564,542        48,598,065        13,665,913       120,430,404
Shares redeemed                                  5,473,176        46,914,360        14,796,992       130,362,600
                                           ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                             91,366   $     1,683,705        (1,131,079)  $    (9,932,196)
                                           ===============   ===============   ===============   ===============

Transactions in capital stock for U.S. Inflation-Indexed were as follows for the periods indicated:

                                                       YEAR ENDED                          YEAR ENDED
                                                    DECEMBER 31, 2004                  DECEMBER 31, 2003
                                           ---------------------------------   ---------------------------------
                                               SHARES            AMOUNT             SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                      2,275,762   $    25,561,000         2,344,572   $    25,700,000
Shares issued related to reinvestment of
   dividends                                       780,167         8,363,487           655,986         7,126,534
                                           ---------------   ---------------   ---------------   ---------------
                                                 3,055,929        33,924,487         3,000,558        32,826,534
Shares redeemed                                  1,735,758        19,007,494         3,216,776        35,109,000
                                           ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                          1,320,171   $    14,916,993          (216,218)  $    (2,282,466)
                                           ===============   ===============   ===============   ===============

Transactions in capital stock for Global Inflation-Indexed were as follows for the periods indicated:

                                                                                         PERIOD FROM
                                                      YEAR ENDED                      JANUARY 14, 2003*
                                                    DECEMBER 31, 2004                 DECEMBER 31, 2003
                                           ---------------------------------   ---------------------------------
                                               SHARES            AMOUNT             SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                          6,983   $        75,000         2,007,810   $    20,199,973
Shares issued related to reinvestment of
   dividends                                       159,150         1,659,277            72,981           746,921
                                           ---------------   ---------------   ---------------   ---------------
                                                   166,133         1,734,277         2,080,791        20,946,894
Shares redeemed                                          -                 -            39,254           400,000
                                           ---------------   ---------------   ---------------   ---------------
Net increase                                       166,133   $     1,734,277         2,041,537   $    20,546,894
                                           ===============   ===============   ===============   ===============

*    Commencement of operations.

FFTW FUNDS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FFTW Funds, Inc.

     We have audited the accompanying statements of assets and liabilities of FFTW Funds, Inc. (comprising U.S. Short-Term, Limited Duration, Mortgage-Backed, Worldwide, Worldwide Core, International, U.S. Inflation-Indexed and Global Inflation-Indexed Hedged) (the "Portfolios"), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FFTW Funds, Inc. as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
February 28, 2005

FFTW FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FEDERAL TAX STATUS OF DISTRIBUTIONS

As required by current Federal income tax regulations the following funds designate the following amounts distributed as long-term capital gain dividends subject to a maximum tax rate of 15%.

Limited Duration                                                         114,252
Worldwide                                                                 86,544
Worldwide Core                                                           374,625
International                                                             87,946
U.S. Inflation-Indexed                                                 2,215,154
Global Inflation-Indexed Hedged                                          115,599

PROXY VOTING POLICY

A description of FFTW's proxy voting policies and procedures and FFTW's proxy voting record for the most recent twelve-month period ending June 30, 2004 are available without charge, upon request, by calling 1-888-367-3389 and on the Securities and Exchange Commission's website at www.sec.gov.

QUARTERLY REPORTING

FFTW files its complete schedules of portfolio holdings with the US Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. FFTW's Form N-Q is available without charge, upon request, by calling 888-367-3389. This information is also available on the website of the US Securities and Exchange Commission at www.sec.gov. FFTW's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FFTW FUNDS, INC.

FUND EXPENSES
DECEMBER 31, 2004 (UNAUDITED)

     The Funds incur ongoing operating expenses during the normal course of business, such as management fees, shareholder service fees, other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2004, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the class's actual expenses:

U.S. SHORT-TERM

                                                                 OPERATING
                                         BEGINNING     ENDING     EXPENSE
                                           AMOUNT      VALUE     INCURRED*
--------------------------------------------------------------------------
(1) Actual                               $ 1,000.00  $ 1,009.80   $ 1.67
(2) Hypothetical                           1,000.00    1,023.54     1.68

* Expenses are calculated using the annualized expense for the six months ended December 31, 2004 of 0.33%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

LIMITED DURATION

                                                                 OPERATING
                                         BEGINNING     ENDING     EXPENSE
                                           AMOUNT      VALUE     INCURRED*
--------------------------------------------------------------------------
(1) Actual                               $ 1,000.00  $ 1,012.40   $ 1.83
(2) Hypothetical                           1,000.00    1,023.39     1.84

* Expenses are calculated using the annualized expense for the six months ended December 31, 2004 of 0.36%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MORTGAGE

                                                                 OPERATING
                                         BEGINNING     ENDING     EXPENSE
                                           AMOUNT      VALUE     INCURRED*
--------------------------------------------------------------------------
(1) Actual                               $ 1,000.00  $ 1,039.80   $ 1.65
(2) Hypothetical                           1,000.00    1,023.59     1.63

* Expenses are calculated using the annualized expense for the six months ended December 31, 2004 of 0.32%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

WORLDWIDE

                                                                 OPERATING
                                         BEGINNING     ENDING     EXPENSE
                                           AMOUNT      VALUE     INCURRED*
--------------------------------------------------------------------------
(1) Actual                               $ 1,000.00  $ 1,109.60   $ 3.08
(2) Hypothetical                           1,000.00    1,022.28     2.96

* Expenses are calculated using the annualized expense for the six months ended December 31, 2004 of 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

WORLDWIDE CORE

                                                                 OPERATING
                                         BEGINNING     ENDING     EXPENSE
                                           AMOUNT      VALUE     INCURRED*
--------------------------------------------------------------------------
(1) Actual                               $ 1,000.00  $ 1,049.90   $ 3.20
(2) Hypothetical                           1,000.00    1,022.08     3.16

* Expenses are calculated using the annualized expense for the six months ended December 31, 2004 of 0.62%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

INTERNATIONAL

                                                                 OPERATING
                                         BEGINNING     ENDING     EXPENSE
                                           AMOUNT      VALUE     INCURRED*
--------------------------------------------------------------------------
(1) Actual                               $ 1,000.00  $ 1,146.00   $ 4.00
(2) Hypothetical                           1,000.00    1,021.48     3.77

* Expenses are calculated using the annualized expense for the six months ended December 31, 2004 of 0.74%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

U.S. INFLATION-INDEXED

                                                                 OPERATING
                                         BEGINNING     ENDING     EXPENSE
                                           AMOUNT      VALUE     INCURRED*
--------------------------------------------------------------------------
(1) Actual                               $ 1,000.00  $ 1,074.50   $ 1.73
(2) Hypothetical                           1,000.00    1,023.54     1.68

* Expenses are calculated using the annualized expense for the six months ended December 31, 2004 of 0.33%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

GLOBAL INFLATION-INDEXED

                                                                 OPERATING
                                         BEGINNING     ENDING     EXPENSE
                                           AMOUNT      VALUE     INCURRED*
--------------------------------------------------------------------------
(1) Actual                               $ 1,000.00  $ 1,067.80   $ 2.50
(2) Hypothetical                           1,000.00    1,022.79     2.45

* Expenses are calculated using the annualized expense for the six months ended December 31, 2004 of 0.48%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

FFTW FUNDS, INC.

 DIRECTORS AND OFFICERS

Listed in the charts below is basic information regarding the Directors and officers of the Fund.

INDEPENDENT DIRECTORS:

                                                                                      NUMBER OF
                                         TERM OF             PRINCIPAL              PORTFOLIOS IN
                    POSITION(S)       OFFICE(1) AND        OCCUPATION(S)            FUND COMPLEX
NAME, ADDRESS,      HELD WITH           LENGTH OF           DURING PAST              OVERSEEN BY       OTHER DIRECTORSHIPS
   AND AGE             FUND            TIME SERVED          FIVE YEARS                 DIRECTOR          HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
John C Head III      Director         Since June        Managing Member of Head &         17        Director of numerous private
c/o FFTW, Inc.                        1989              Company L.L.C. since                        companies.
200 Park Avenue                                         1987.
New York, NY
Age: 56

Lawrence B. Krause   Director         Since April       Professor at the                  17        Director - PriceSmart Inc.
c/o FFTW, Inc.                        1991              University of California
200 Park Avenue                                         - San Diego ("UCSD"),
New York, NY                                            La Jolla, CA since 1987;
Age: 75                                                 member of the Council on
                                                        Foreign Relations and
                                                        Journal of Economic
                                                        Research.

Saul H. Hymans       Director         Since April       Professor of Economics            17        N/A
c/o FFTW, Inc.                        1999              and Statistics and
200 Park Avenue                                         Director of the Research
New York, NY                                            Seminar in Quantitative
Age: 67                                                 Economics at The
                                                        University of Michigan;
                                                        member of the Michigan
                                                        faculty since 1964.

Andrea Redmond       Director         Since April       Managing Director of              17        N/A
c/o FFTW, Inc.                        1999              Russell Reynolds
200 Park Avenue                                         Associates, Inc., an
New York, NY                                            executive search firm,
Age: 48                                                 since 1986.

(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

INTERESTED DIRECTORS:

                                                                                     NUMBER OF
                                           TERM OF              PRINCIPAL           PORTFOLIOS IN
                        POSITION(S)     OFFICE(1) AND         OCCUPATION(S)         FUND COMPLEX
NAME, ADDRESS,           HELD WITH        LENGTH OF            DURING PAST           OVERSEEN BY       OTHER DIRECTORSHIPS
AND DATE OF BIRTH          FUND          TIME SERVED           FIVE YEARS              DIRECTOR          HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
Onder John Olcay(2)    Chairman of     Since February    Vice Chairman and                17        Chairman of the Board
FFTW                   the Board of    1989, formerly    Managing Director of                       Directors of the following
2 Royal Exchange       Directors       President.        FFTW, Inc. and its parent                  Boards: Fischer Francis Trees
London EC3V 3RA                                          company, Charter Atlantic                  & Watts (Singapore), Pte.
England                                                  Corporation since 1983.                    Ltd., Fischer Francis Trees &
Age: 68                                                                                             Watts KK, FFTW Funds
                                                                                                    Selection, FFTW Funds
                                                                                                    Selection II, FFTW Mortgage
                                                                                                    Total Return Fund plc and FFTW
                                                                                                    Global Debt Fund plc.

Stephen P. Casper(2)   Director,       Chief Executive   Managing Director of             17        Director of the following
FFTW, Inc.             Chief           Officer and       FFTW, Inc. and its parent                  Boards: The Depository Trust &
200 Park Avenue        Executive       President since   company, Charter Atlantic                  Clearing Corporation, The
New York, NY           Officer and     November 2002,    Corporation since                          Depository Trust Company, The
Age: 54                President.      formerly Vice     December 1991; Chief                       National Securities Clearing
                                       President from    Operating Officer of                       Corporation, The Emerging
                                       February 2001-    FFTW, Inc. and its parent                  Markets Clearing Corporation,
                                       November          company Charter Atlantic                   The Government Securities
                                       2002, Director    Corporation since May                      Clearing Corporation, The
                                       since November    2001.                                      Mortgage-Backed Securities
                                       1997; formerly,                                              Clearing Corporation, Fischer
                                       Treasurer from                                               Francis Trees & Watts
                                       October 1990-                                                (Singapore) Pte Ltd, FFTW
                                       November 1997                                                Funds Selection, FFTW Funds
                                                                                                    Selection II, FFTW Diversified
                                                                                                    Alpha Fund Ltd., FFTW Mortgage
                                                                                                    Total Return Fund plc, and
                                                                                                    FFTW Global Debt Fund plc.

(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.
(2) Messrs. Olcay and Casper are considered "interested persons" of FFTW Funds, Inc. (the "Fund") as defined in the Investment Company Act of 1940, as amended, because of their positions with FFTW, Inc., which serves as Investment Adviser to the Fund.

PRINCIPAL OFFICERS:

                                                             TERM OF
                                                          OFFICE(1) AND
       NAME, ADDRESS,            POSITION(S) HELD            LENGTH OF                PRINCIPAL OCCUPATION(S)
          AND AGE                   WITH FUND              TIME SERVED                DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
Michael L. Wyne                 Vice President       Since December 2003          Managing Director since 2000
FFTW, Inc.                                                                        and Director of Operations at
200 Park Avenue                                                                   FFTW, Inc. since 1992.
New York, NY
Age: 44

William E. Vastardis            Treasurer and        Treasurer since November     President of EOS Fund Services
EOS Fund Services LLC           Principal            1997; Chief Compliance       LLC since 2003; CO-CEO of EOS
26 West 17th Street, 6th Floor  Financial Officer;   Officer since October 2004   Compliance Services LLC since
New York, NY 10011              Chief                formerly, Secretary from     August 2004; Managing Director
Age: 49                         Compliance           February 1998 to May 2000    and Head of Fund
                                Officer                                           Administration for Investors
                                                                                  Capital Services, Inc.
                                                                                  (formerly AMT Capital
                                                                                  Services, Inc.) from 1992 to
                                                                                  2003.

Victoria B. McFarlane           Assistant            Since December 2003          Director, Mutual Fund
Investors Bank & Trust          Treasurer                                         Administration, Investors Bank
200 Clarendon Street                                                              since April 2002; Assistant
Boston, MA 02116                                                                  Vice President, MFS Investment
Age: 38                                                                           Management from 1998 to 2002


Robin S. Meister                Secretary            Since May 2000               Chief Legal and Risk Officer
FFTW, Inc.                                                                        of FFTW since 2002; General
200 Park Avenue                                                                   Counsel of FFTW, Inc. since
New York, NY                                                                      September 1998; Legal Counsel,
Age: 46                                                                           FFTW, Inc. since 1997.

Jill Grossberg                  Assistant            Since May 2000               Director, Mutual Fund
Investors Bank & Trust          Secretary                                         Administration, Investors Bank
200 Clarendon Street                                                              since April 2000, Associate
Boston, MA 02116                                                                  Counsel, Putnam Investments,
Age: 57                                                                           Inc. from 1995-2000.

(1) Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION

OFFICERS AND DIRECTORS

Stephen P. Casper
DIRECTOR, PRESIDENT AND PRINCIPAL
EXECUTIVE OFFICER OF THE FUND

John C Head III
DIRECTOR OF THE FUND

Saul H. Hymans
DIRECTOR OF THE FUND

Lawrence B. Krause
DIRECTOR OF THE FUND

Onder John Olcay
CHAIRMAN OF THE BOARD

Andrea Redmond
DIRECTOR OF THE FUND

Robin S. Meister
SECRETARY OF THE FUND

William E. Vastardis
TREASURER, PRINCIPAL FINANCIAL OFFICER
AND CHIEF COMPLIANCE OFFICER OF THE FUND

Michael L. Wyne
VICE PRESIDENT OF THE FUND

Victoria B. McFarlane
ASSISTANT TREASURER OF THE FUND

Jill Grossberg
ASSISTANT SECRETARY OF THE FUND

INVESTMENT ADVISER
Fischer Francis Trees & Watts, Inc.
200 Park Avenue, 46th Floor
New York, NY 10166

SUB-ADVISER
Fischer Francis Trees & Watts
2 Royal Exchange
London, EC3V 3RA

OPERATIONS MONITORING AGENT
EOS Fund Services LLC
26 West 17th Street, 6th Floor
New York, NY 10011

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTING AGENT
Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT
Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
757 Third Avenue, 10th floor
New York, NY 10017
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ITEM 2. CODE OF ETHICS.

    As of December 31, 2004, the Registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2004, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics is filed with this Form N-CSR under item 12
    (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

    The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is John C Head III, who is "independent" as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (a) AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, KPMG LLP, for the audit of the Registrant's annual financial statements for 2004 and 2003 were $232,600 and $262,200, respectively.
    (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by KPMG LLP for 2004 or 2003.
    (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations and preparation of estimated tax reporting factors for 2004 and 2003 were $70,775 and $53,525, respectively.
    (d) ALL OTHER FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by KPMG LLP for the review of Anti-Money Laundering procedures and controls for 2004 and 2003 were $26,250 and $26,231, respectively.
    (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
         (2) Not applicable.
    (f)  Not applicable.
    (g) The aggregate fees paid or accrued by the Registrant's Investment Adviser for tax services rendered by KPMG LLP for the review of tax matters for certain of the Investment Adviser's clients were $19,800 and $0 for 2004 and 2003, respectively.
    (h) The Registrant's audit committee of the board of directors has considered the provision of non-audit services rendered to the Registrant's Investment Adviser to be compatible with maintaining the principal accountant's independence.

ITEMS 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

        Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

        Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to this filing.

ITEMS 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILITAED PURCHASERS.

        Not applicable to this filing.

ITEMS 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

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On November 5, 2004, the shareholders of U.S. Inflation-Indexed Portfolio of
FFTW, in accordance with Article 1, Section 10 of the By-Laws of FFTW, Inc. (the "Fund") and in lieu of a special meeting of shareholders, unanimously consented to a ("proposal 1") modification of U.S. Inflation-Indexed Portfolio's principal investment strategy and investment policy. The modification requires U.S. Inflation-Indexed Portfolio, under normal circumstances, to invest at least 80% of the Portfolio's net assets (including borrowings for investment purposes) in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The Portfolio will invest in derivatives as a substitute for direct investment in inflation-indexed securities.

Shares represented by proxy totaled 6,869,610,828, which was 100.0% of the Portfolio's outstanding shares as of record date.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

    (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1) Code of Ethics in Item 2 is attached.

    (a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

    (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

    (b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant, as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)                FFTW Funds, Inc.


     By (Signature and Title)     /s/ Stephen P. Casper
                                 -----------------------------------------------
                                 Stephen P. Casper, President and
                                 Principal Executive Officer

     Date                         March 11, 2005
                                 ----------------------------------


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     By (Signature and Title)     /s/ Stephen P. Casper
                                 -----------------------------------------------
                                 Stephen P. Casper, President and
                                 Principal Executive Officer

     Date                         March 11, 2005
                                 ----------------------------------

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     By (Signature and Title)     /s/ William E. Vastardis
                                 -----------------------------------------------
                                 William E. Vastardis, Treasurer and
                                 Principal Financial Officer

     Date                         March 11, 2005
                                 ----------------------------------